As filed with the Securities and Exchange Commission on June 5, 2026

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment	☐

(Check appropriate box or boxes)

North Haven Private Income Fund LLC

(Exact Name of Registrant as Specified in Charter)

1585 Broadway

23rd Floor

New York, NY 10036

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(212) 761-4000

(Area Code and Telephone Number)

Michael Occi

MS Capital Partners Adviser Inc.

1585 Broadway, 23rd Floor

New York, NY 10036

(Name and Address of Agent for Service)

Copies to:

Thomas J. Friedmann

William J. Bielefeld

Matthew J. Carter

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110-2605

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not complete the exchange offers and issue these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 5, 2026

PRELIMINARY PROSPECTUS

North Haven Private Income Fund LLC

Offer to Exchange

$300,000,000 aggregate principal amount of 5.125% Notes due 2028

For

$300,000,000 aggregate principal amount of 5.125% Notes due 2028 registered under the Securities Act of 1933, as amended

North Haven Private Income Fund LLC (the “Company,” “we,” “us,” or “our”) is offering to exchange all of its outstanding 5.125% Notes due 2028 (the “Restricted Notes”) that were issued in a transaction not requiring registration under the Securities Act of 1933, as amended (the “1933 Act”), on September 25, 2025 for an equal aggregate principal amount of its new 5.125% Notes due 2028 (the “Exchange Notes”) that have been registered with the Securities and Exchange Commission (the “SEC”) under the 1933 Act. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

If you participate in the exchange offer, you will receive Exchange Notes for your Restricted Notes that are validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at 12:01 a.m., New York City time, on     , 2026, unless extended.

We will exchange all Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for Exchange Notes. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

There is no active trading market for the Restricted Notes, and we do not intend to list the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system. There is currently no public market for the Exchange Notes. If an active trading market for the Exchange Notes does not develop or is not maintained, you may not be able to sell them.

Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 11 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of the Exchange Notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is     , 2026

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the Exchange Notes offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

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This prospectus incorporates important business and financial information about us that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request at:

Investor Relations

North Haven Private Income Fund LLC

1585 Broadway, 23rd Floor

New York, NY 10036

(212) 761-4000

nhpif@seic.com

To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is 12:01 a.m., New York City time, on     , 2026.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of the Exchange Notes in any state or other jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

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PROSPECTUS SUMMARY

This summary highlights information contained elsewhere or incorporated by reference in this prospectus. This summary may not contain all of the information that is important to you, and it is qualified in its entirety by the more detailed information and financial statements, including the notes to those financial statements, appearing elsewhere or incorporated by reference in this prospectus. Please see the sections titled “Where You Can Find More Information” and “Incorporation by Reference.” Before making an investment decision, we encourage you to consider the information contained in and incorporated by reference in this prospectus, including the risks discussed under the heading “Risk Factors” beginning on page 11 of this prospectus, as well as the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and any updates to those risk factors contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”), all of which we incorporate by reference herein other than as specified.

The Company

North Haven Private Income Fund LLC, or the “Company,” “we,” “us,” or “our,” is a non-diversified, externally managed specialty finance company focused on lending to middle-market companies. We were formed as a Delaware limited liability company on March 4, 2021. We commenced investment operations in February 2022. We have elected to be regulated as a business development company, or a BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act.

We are a private, perpetual-life BDC, which is a BDC whose units are not listed for trading on a stock exchange or other securities market. We use the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration whose units are intended to be sold by us monthly on a continuous basis at a price generally equal to our monthly net asset value per unit. We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. We are externally managed by MS Capital Partners Adviser Inc., an indirect, wholly owned subsidiary of Morgan Stanley, or the Adviser. The U.S. private credit strategies (or MS Private Credit as defined below) within Morgan Stanley managed approximately $26.1 billion in committed capital3 as of March 1, 2026.

For U.S. federal income tax purposes, we have elected to be treated, and intend to comply with the requirements to qualify annually, as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or together with the rules and regulations promulgated thereunder, the Code.

Our investment objective is to achieve attractive risk-adjusted returns via current income and, to a lesser extent, capital appreciation by investing primarily in directly originated senior secured term loans issued by U.S. middle-market companies in which private equity sponsors have a controlling equity stake in the portfolio company. For the purposes of this prospectus, “middle-market companies” refers to companies that, in general, generate annual earnings before interest, taxes, depreciation and amortization, or EBITDA, in the range of approximately $15 million to $200 million, although not all of our portfolio companies will meet this criterion.

We invest primarily in directly originated senior secured term loans including first lien senior secured term loans (including unitranche loans) and second lien senior secured term loans, with the balance of our investments expected to be in higher-yielding assets such as mezzanine debt, unsecured debt, equity investments and other

[3]

Committed capital is calculated as aggregate capital commitments received and total committed leverage within each of the funds or accounts with exception for funds past their investment period, where committed capital is calculated as invested capital.

opportunistic asset purchases. Typical middle-market senior loans may be issued by middle-market companies in the context of leveraged buyouts, or LBOs, acquisitions, debt refinancings, recapitalizations, and other similar transactions. We generally expect our debt investments to have a stated term of five to eight years and typically bear interest at a floating rate usually determined on the basis of a benchmark (such as the Secured Overnight Financing Rate, or SOFR). We also make investments in traded bank loans and other liquid debt securities of U.S. corporate issuers, including broadly syndicated loans, which may provide more liquidity than our private credit investments, for cash management purposes, including to manage payment obligations under our unit repurchase program. Depending on various factors, including our cash flows and the market for middle-market company debt investments, we expect that our liquid loan portfolio could represent a material portion of our investments from time to time.

We generate revenues primarily in the form of interest income from investments we hold. In addition, we generate income from dividends or distributions of income on any direct equity investments, capital gains on the sale of loans and debt and equity securities, and various other loan origination and other fees, including commitment, origination, amendment, structuring, syndication or due diligence fees, fees for providing managerial assistance and consulting fees. We finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The middle market loans in which we generally invest are typically not rated by any rating agency, but we believe that if they were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB–” by Fitch Ratings or lower than “BBB–” by Standard & Poor’s Ratings Services), which under the guidelines established by these rating agencies is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Debt instruments that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.”

Our investment approach is focused on long-term credit performance, risk mitigation and preservation of principal. Utilizing our proprietary investment approach, we intend to execute on our investment objective by (1) utilizing the Adviser’s and Morgan Stanley’s longstanding and deep relationships with middle-market companies, private equity sponsors, commercial and investment banks, industry executives and financial intermediaries to provide a strong pipeline of investment opportunities, (2) implementing the Adviser’s rigorous, fundamentals-driven and disciplined investment and risk management process, (3) drawing on the investment committee’s extensive experience in credit and principal investing, credit analysis and structuring and (4) accessing Morgan Stanley’s global resources.

By leveraging the established origination and underwriting capabilities within the MS Private Credit platform and targeting an attractive investing area in the U.S. middle-market, we believe we are able to offer attractive risk-adjusted returns to our investors. We remain highly focused on conducting extensive due diligence and leveraging the Morgan Stanley platform. We continue to seek to invest in companies that are led by strong management teams, generate substantial free cash flow, have leading market positions, benefit from sustainable business models, and are well positioned to perform well despite the impact of recent market volatility. We believe the current market environment continues to be attractive and offers opportunities to seek compelling risk adjusted returns and will continue to deploy capital in a prudent manner. Our investment pace will depend on several factors including the market environment, the current economic environment, and deal flow.

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes	$300,000,000 aggregate principal amount of 5.125% Notes due 2028 (the “Exchange Notes”).

The terms of our Exchange Notes that have been registered with the SEC under the Securities Act of 1933, as amended (the “1933 Act”) are substantially identical to those of our outstanding 5.125% Notes due 2028 (the “Restricted Notes”) that were issued in transactions not requiring registration under the 1933 Act on September 25, 2025, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes. See “Description of the Exchange Notes.”

We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

Restricted Notes	$300,000,000 aggregate principal amount of 5.125% Notes due 2028, which were issued in a private placement on September 25, 2025.

The Exchange Offer	In the exchange offer, we will exchange the Restricted Notes for a like principal amount of the Exchange Notes to satisfy certain of our obligations under the registration rights agreement that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the 1933 Act.

In order to be exchanged, an outstanding Restricted Note must be validly tendered and accepted. We will accept any and all Restricted Notes validly tendered and not withdrawn prior to 12:01 a.m., New York City time, on , 2026. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Registration Rights Agreements	In connection with the private placement of the Restricted Notes, we entered into a registration rights agreement with Wells Fargo Securities, LLC, BNP Paribas Securities Corp., ING Financial Markets LLC, J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc., as representatives of the several initial purchasers.

Under the registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•	file a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the

Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•

cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

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cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the registration rights agreements.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If we fail to meet certain conditions described in the applicable registration rights agreement (“Registration Default”), the interest rate borne by the Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to the subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum (the “Additional Interest”). Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

A copy of the registration rights agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer—Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes	We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the 1933 Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1)	you are acquiring the Exchange Notes in the ordinary course of your business;

(2)	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

(3)	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

(4)	you are not our “affiliate,” as that term is defined in Rule 405 under the 1933 Act;

(5)	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6)	you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

•	you cannot rely on the applicable interpretations of the staff of the SEC;

•	you may not participate in the exchange offer; and

•

you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date	The exchange offer will expire at 12:01 a.m., New York City time, on , 2026, unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, including that it does not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer—Conditions.”

Procedures for Tendering Restricted Notes	The Restricted Notes are represented by global securities in fully registered form without coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to U.S. Bank Trust Company, National Association, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners	If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes	Except under the circumstances summarized above under “—Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to 12:01 a.m., New York City time, on the expiration date of the exchange offer. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance	You may withdraw any tender of your Restricted Notes at any time prior to 12:01 a.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer—Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Exchange Agent	U.S. Bank Trust Company, National Association, the trustee (the “Trustee”) under the Indenture (defined below) governing the Notes, is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange	If you do not participate or validly tender your Restricted Notes in the exchange offer:

•	you will retain Restricted Notes that are not registered under the 1933 Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•	you will not be able, except in very limited instances, to require us to register your Restricted Notes under the 1933 Act;

•

you will not be able to resell or transfer your Restricted Notes unless they are registered under the 1933 Act or unless you resell or transfer them pursuant to an exemption from registration under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Certain Material U.S. Federal Income Tax Considerations	Your exchange of Restricted Notes for Exchange Notes in the exchange offer will not result in any gain or loss to you for United States federal income tax purposes. See “Certain Material U.S. Federal Income Tax Considerations.”

Summary of the Terms of the Exchange Notes

The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of Exchange Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes.

Issuer	North Haven Private Income Fund LLC

Notes Offered	$300,000,000 aggregate principal amount of 5.125% Notes due 2028.

Interest Rate	5.125% of the aggregate principal amount of the Notes

Maturity Date	The Exchange Notes will mature on September 25, 2028.

Interest Payment Dates	Semiannually, each March 25 and September 25, commencing March 25, 2026. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Ranking	The Exchange Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Exchange Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of March 31, 2026, our total consolidated indebtedness was approximately $3.2 billion, approximately $1.6 billion of which was held through subsidiary financing vehicles and/or secured by our and our subsidiaries’ assets. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our claims (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims (and therefore the claims of our creditors, including the holders of the Notes) would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes are subordinated structurally to all existing indebtedness and other liabilities of any of our subsidiaries and the Notes are subordinated structurally to all indebtedness of any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries is structurally senior to the Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

Denomination	We will issue the Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Optional Redemption	We may redeem some or all of the Notes, in whole or in part, at any time, or from time to time, at the “make-whole” redemption price described in “Description of the Exchange Notes — Optional Redemption” in this prospectus.

Sinking Fund	The Exchange Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Exchange Notes.

Offer to Purchase upon a Change of Control Repurchase	If a Change of Control Repurchase Event described under “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” occurs prior to maturity, holders of the Exchange Notes will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

Use of Proceeds	We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

Form of Notes	The Exchange Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, DTC, and registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in any of the Exchange Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee, and any such interest may not be exchanged for certificated securities, except in limited circumstances described below. See “Description of Exchange Notes—Book-Entry Procedures for Global Notes.”

Trustee, Paying Agent and Security Registrar	U.S. Bank Trust Company, National Association

Events of Default	If an event of default (as described under the caption “Description of the Exchange Notes—Events of Default”) on the Exchange Notes occurs, the principal amount of the Exchange Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving us.

Other Covenants	The following covenants will apply to the Exchange Notes:

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We agree that for the period of time during which the Exchange Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC.

•

If at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the Exchange Notes and the trustee, for the period of time during which the Exchange Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with United States generally accepted accounting principles, or U.S. GAAP, as applicable.

No Established Trading Market	The Exchange Notes are a new issue of securities with no established trading market. The Exchange Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system, and neither the initial purchasers nor Morgan Stanley, is required to develop such market. Accordingly, we cannot assure you that an active and liquid market for the Exchange Notes will develop or be maintained.

Governing Law	The Indenture and the Restricted Notes are, and the Exchange Notes will be, governed by the laws of the State of New York without regard to conflict of laws principles thereof.

Risk Factors	You should refer to the section entitled “Risk Factors” and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

RISK FACTORS

In addition to the other information included in this prospectus, you should carefully consider the risks described under “Cautionary Statement Regarding Forward-Looking Statements” and under “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and any updates to those risks contained in the Company’s subsequent Quarterly Reports on Form 10-Q filed with the SEC, all of which are incorporated by reference in this prospectus, other than as specified, and the following risks before investing in the Exchange Notes. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. Each of the risk factors could materially and adversely affect our business, financial condition and results of operations. In such case, our net asset value and the value of our debt securities may decline, and investors may lose all or part of their investment.

Risks Related to the Exchange Notes

The Exchange Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we may incur. Additionally, the Exchange Notes are not guaranteed by Morgan Stanley.

The Exchange Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured in respect of which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. As of March 31, 2026, our total consolidated indebtedness was approximately $3.2 billion, approximately $1.6 billion of which was held through subsidiary financing vehicles and/or secured by our and our subsidiaries’ assets. The Notes are not obligations of Morgan Stanley nor are they guaranteed by Morgan Stanley and Morgan Stanley has no obligation to pay any amounts due on the Notes. The Company is not a subsidiary of or consolidated with Morgan Stanley. Furthermore, Morgan Stanley has no obligation, contractual or otherwise, to financially support us. Morgan Stanley has no history of financially supporting any of the BDCs advised by affiliates of Morgan Stanley, or the MS BDCs, including the Company, even during periods of financial distress.

The Exchange Notes are subordinated structurally to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are obligations exclusively of the Company and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. As of March 31, 2026, approximately $1.6 billion of the indebtedness required to be consolidated on our balance sheet was held through subsidiary financing vehicles and/or secured by assets of the Company and its subsidiaries. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our claims (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims (and therefore the claims of our creditors, including the holders of the Exchange Notes) would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes are subordinated structurally to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries is structurally senior to the Exchange Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Exchange Notes.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Exchange Notes, if any, could cause the liquidity or market value of the Exchange Notes to decline significantly.

Our credit ratings are an internal assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes or other debt securities we may issue. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed below on the market value of or trading market of our debt securities, if any. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Exchange Notes or an investment in other debt securities we may issue. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. None of the initial purchasers in the private offering, us, or Morgan Stanley undertakes any obligation to maintain our credit ratings or to advise holders of the Exchange Notes of any changes in our credit ratings. There can be no assurance that any credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the applicable ratings agency if in its judgment future circumstances relating to the basis of the credit rating, such as adverse changes in our business, financial condition and results of operations, so warrant.

An increase in market interest rates could result in a decrease in the value of the Exchange Notes.

The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices, if any, or values of the Exchange Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase the Exchange Notes bearing interest at fixed rates and market interest rates increase, the market prices, if any, or values of those Exchange Notes may decline. We cannot predict the future level of market interest rates.

The Indenture governing the Exchange Notes contains limited protection for holders of the Exchange Notes.

The Indenture governing the Exchange Notes offers limited protection to holders of the Exchange Notes. The terms of the Indenture and the Exchange Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Exchange Notes. In particular, the terms of the Indenture and the Exchange Notes do not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Exchange Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the terms of the Indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of the Exchange Notes—Events of Default” in this prospectus.

Our ability to recapitalize, incur additional debt and take a number of other actions are not limited by the terms of the Exchange Notes and may have important consequences for you as a holder of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Exchange Notes, including additional covenants and events of default. See “Item 1A. Risk Factors—Risks Relating to Our Business and Structure—We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes. The Indenture does not place any restrictions on the operations of Morgan Stanley or its subsidiaries.

The optional redemption provision for the Exchange Notes may materially adversely affect the return on the Exchange Notes.

The Exchange Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Exchange Notes at times when prevailing interest rates are lower than the interest rate paid on the Exchange Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Exchange Notes being redeemed.

There is currently no public market for the Exchange Notes. If an active trading market for the Exchange Notes does not develop or is not maintained, you may not be able to sell them.

The Exchange Notes are a new issue of debt securities for which there currently is no trading market. We do not currently intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Exchange Notes at their fair market value or at all. Even if an active trading market does exist, the Exchange Notes may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the initial purchasers in the private offering of the outstanding Restricted Notes have advised us that they intend to make a market in the Exchange Notes as permitted by applicable laws and regulations; however, the initial purchasers are not obligated to make a market in any of the Exchange Notes, and they may discontinue their market-making activities at any time without notice. Accordingly, we cannot assure you that an active and liquid trading market will develop or continue for the Exchange Notes, that you will be able to sell your Exchange Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event (as defined in the indenture governing the Notes) because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the Exchange Notes may require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the aggregate principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. Our failure to purchase such tendered Exchange Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the Indenture governing the Exchange Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness and/or to make the required repurchase of the Exchange Notes. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus for additional information. For the avoidance of doubt, Morgan Stanley does not have any obligation to provide us with funding to repurchase the Exchange Notes upon a Change of Control Repurchase Event or otherwise.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Exchange Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on the Exchange Notes unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Exchange Notes. See “Certain Material U.S. Federal Income Tax Considerations” in this prospectus for further information.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the 1933 Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer—Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the 1933 Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the 1933 Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents we incorporate by reference herein, contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and you should not place undue reliance on such statements. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs and opinions and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	risk associated with possible disruptions in our operations or the economy generally, including disruptions from the impact of global health events and natural disasters;

•	uncertainty and changes in the general interest rate environment;

•

general economic, political and industry trends and other external factors, including government shutdowns and uncertainty surrounding the financial and political stability of the United States and other countries;

•	the effect of an inflationary economic environment on our portfolio companies, our financial condition and our results of operations;

•	the impact of interruptions in the supply chain on our portfolio companies;

•	disruptions related to tariffs and other trade or sanctions issues;

•	our contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with our Adviser and its affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	the timing and amount of cash flows, distributions and dividends, if any, from the operations of our portfolio companies;

•	the use of borrowed money to finance a portion of our investments;

•	the adequacy of our financing sources and working capital;

•	the ability of our Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the ability of our Adviser and its affiliates to attract and retain highly talented professionals;

•	our ability to maintain our qualification as a BDC and as a RIC, under the Code;

•	the impact on our business of U.S. and international financial reform legislation, rules and regulations;

•

currency fluctuations, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars, could adversely affect the results of our investments in foreign companies;

•	the effect of changes in tax laws and regulations and interpretations thereof; and

•	the risks, uncertainties and other factors we identify under “Risk Factors” and elsewhere in this prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of the assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statements in this registration statement should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in the section titled “Risk Factors” in this registration statement and in the documents we incorporate by reference. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this registration statement. Moreover, we assume no duty and do not undertake to update the forward-looking statements. You are advised to consult any additional disclosures that we make directly to you or through reports that we have filed or in the future file with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q of the Company, as well as any amendments filed with the SEC. We discuss in greater detail, and incorporate by reference into this registration statement in their entirety, many of these risks and uncertainties in the sections entitled “Risk Factors” in this registration statement, and in our most recent Annual Report on Form 10-K. These projections and forward-looking statements apply only as of the date of this registration statement. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued $300,000,000 aggregate principal amount of the Restricted Notes in a transaction not requiring registration under the 1933 Act on September 25, 2025. The Restricted Notes were issued, and the Exchange Notes will be issued, pursuant to a base indenture dated as October 1, 2024 (the “Base Indenture”), and the second supplemental indenture, dated as of September 25, 2025, to the Base Indenture (the “Second Supplemental Indenture” and collectively with the Base Indenture, the “Indenture”) between us and U.S. Bank Trust Company, National Association, as the Trustee. In connection with the Restricted Notes issuance, we entered into a registration rights agreement, which requires that we file this registration statement under the 1933 Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of this registration statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under the registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•

file the Exchange Offer Registration Statement with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•

cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•

cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If there is a Registration Default, the interest rate borne by the Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to the subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum. Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

The Exchange Notes will be issued without a restrictive legend, and except as set forth below, you may resell or otherwise transfer them without registration under the 1933 Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate. A copy of the registration rights agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the 1933 Act. Our belief, however, is based on your representations to us that:

•	you are acquiring the Exchange Notes in the ordinary course of your business;

•	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

•	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

•	you are not our “affiliate” as that term is defined in Rule 405 under the 1933 Act;

•	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

•	you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the 1933 Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you are not eligible to participate in the exchange offer, you can elect to have your Restricted Notes registered for resale on a “shelf” registration statement pursuant to Rule 415 under the 1933 Act. In the event that we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective for so long as such Restricted Notes remain registrable securities under the registration rights agreement. Other than as set forth in this paragraph, you will not have the right to require us to register your Restricted Notes under the 1933 Act. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

•

you will retain your Restricted Notes that are not registered under the 1933 Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•

you will not be able to require us to register your Restricted Notes under the 1933 Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

•

you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the 1933 Act or unless you offer to resell or transfer them pursuant to an exemption under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to 12:01 a.m., New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes (except for Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same indenture that authorized the issuance of the Restricted Notes.

As of the date of this prospectus, $300,000,000 aggregate principal amount of the Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given oral (any such oral notice to be promptly confirmed in writing) or written notice of our acceptance to U.S. Bank Trust Company, National Association, the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “—Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “—Fees and Expenses.”

Expiration Date; Extension; Amendment

The expiration date for the exchange offer will be 12:01 a.m., New York City time, on , 2026, unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, however, although we reserve the right to do so. If we extend the exchange offer, we may delay acceptance of any Restricted Notes by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

•	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

•

subject to applicable law, to delay accepting any Restricted Notes, to extend the exchange offer or to terminate the exchange offer if, in our reasonable judgment, any of the conditions set forth under “— Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

•	to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies.

We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons in fully registered form, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificateless depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes—Book-Entry System.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer-generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “—Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to 12:01 a.m., New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

•	you invalidly tender your Restricted Notes;

•	you have not cured any defects or irregularities in your tender; and

•	we have not waived those defects, irregularities or invalid tender.

In addition, we reserve the right in our sole discretion to:

•	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

•	terminate the exchange offer; and

•	to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise.

The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to 12:01 a.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to 12:01 a.m., New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to 12:01 a.m., New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “—Exchange Agent,” prior to 12:01 a.m., New York City time, on the expiration date.

The notice of withdrawal must:

•	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

•	specify the principal amount of Restricted Notes to be withdrawn;

•	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

•	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “—Procedures for Tendering Restricted Notes” above at any time on or prior to 12:01 a.m., New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the registration rights agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

•	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

•	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any Restricted Notes validly tendered, and no Exchange Notes will be issued in exchange for any tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed U.S. Bank Trust Company, National Association as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

U.S. Bank Trust Company, National Association, as Exchange Agent

By Registered or Certified Mail, Overnight Delivery on or before

12:01 a.m. New York City Time on the Expiration Date:

U.S. Bank Trust Company, National Association

Attn: Corporate Actions

111 Fillmore Avenue

St. Paul, MN 55107-1402

For Information or Confirmation by Telephone Call:

(800) 934-6802

By Email or Facsimile Transmission (for Eligible Institutions only):

Email: cts.specfinance@usbank.com

Facsimile: (651) 466-7367

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the Trustee under the Indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $340,000, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, the Company pursuant to the exchange offer.

Accounting Treatment

We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under U.S. GAAP. Unamortized debt issuance costs from the Restricted Notes will continue to be amortized using the straight-line method over the term of the Exchange Notes under U.S. GAAP.

DESCRIPTION OF THE EXCHANGE NOTES

We issued the Restricted Notes, and will issue the Exchange Notes, under the Indenture. The terms of the Notes include those expressly set forth in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended.

The following description is a summary of the material provisions of the Notes and the Indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the Indenture, including the definitions of certain terms used in the Indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes. You may request a copy of the Indenture from us by making a written request to North Haven Private Income Fund LLC, 1585 Broadway, New York, NY 10036, by calling us at (212) 761-4000 or by email at nhpif@seic.com. In addition, the SEC maintains a website at www.sec.gov that contains information we file with the SEC, including the Indenture.

For purposes of this description, references to “we,” “our” and “us” refer only to North Haven Private Income Fund LLC and not to any of its current or future subsidiaries, and references to “subsidiaries” refer only to our consolidated subsidiaries and exclude any investments held by North Haven Private Income Fund LLC in the ordinary course of business which are not, under U.S. GAAP, consolidated on the financial statements of North Haven Private Income Fund LLC and its subsidiaries.

General

•	The Restricted Notes are, and the Exchange Notes will be, our general unsecured, senior obligations.

•	The Restricted Notes were initially issued in an aggregate principal amount of $300,000,000.

•	The Notes will mature on September 25, 2028, unless earlier redeemed or repurchased, as discussed below.

•

The Restricted Notes bear, and the Exchange Notes will bear, cash interest from September 25, 2025, at an annual rate of 5.125% payable semi-annually in arrears on March 25 and September 25 of each year, beginning on March 25, 2026.

•	The Restricted Notes are, and the Exchange Notes will be, subject to redemption at our option as described in this prospectus under the caption “— Optional Redemption.”

•

The Restricted Notes are, and the Exchange Notes will be, subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined in this prospectus under the caption “— Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase.

•	The Restricted Notes are, and the Exchange Notes will be, issued in denominations of $2,000 and integral multiples of $1,000 thereof.

•

The Restricted Notes are, and the Exchange Notes will be, represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See “Description of the Exchange Notes — Book-Entry, Settlement and Clearance” in this prospectus.

•	The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the Indenture.

The Indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the Indenture or otherwise. The Indenture does not contain any financial covenants and does not restrict us from paying dividends or distributions or issuing or repurchasing our other securities. Other than restrictions described under “— Offer to Repurchase Upon a Change of Control Repurchase Event” and “— Covenants — Merger, Consolidation or Sale of Assets” in this prospectus, the Indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.

We may, without the consent of the holders, issue additional Notes under the Indenture with the same terms (except for the issue date, public offering price, and, if applicable, the initial interest payment date) as the Notes offered hereby in an unlimited aggregate principal amount; provided that, if such additional Notes are not fungible with the Notes offered hereby (or any other tranche of additional Notes) for U.S. federal income tax purposes, then such additional Notes will have different CUSIP numbers from the Notes offered hereby (and any such other tranche of additional Notes).

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Security Registrar; Transfer and Exchange

We will pay the principal of, and interest on, the Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).

Payment of principal (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address will appear in the security register.

A holder of Notes may transfer or exchange Notes at the office of the security registrar in accordance with the Indenture. The security registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the security registrar for any registration of transfer or exchange of Notes, but we or the trustee may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the Indenture.

The registered holder of a Note will be treated as its owner for all purposes.

Interest

The Restricted Notes bear, and the Exchange Notes will bear, cash interest at a rate of 5.125% per year until maturity. Interest on the Notes will accrue from September 25, 2025. Interest will be payable semi-annually in arrears on March 25 and September 25 of each year, commencing on March 25, 2026.

Interest will be paid to the person in whose name a Note is registered at 5:00 p.m. New York City time, or the close of business, on March 10 or September 10, as the case may be, immediately preceding the relevant interest payment date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

If any interest payment date, redemption date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of a Note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

Additional Interest

Additional Interest may accrue on the Notes in certain circumstances pursuant to the registration rights agreement, as described under “The Exchange Offer” or as set forth in the Indenture. All references in the Indenture and this “Description of the Exchange Notes,” in any context, to any interest or other amount payable on or with respect to the Notes shall be deemed to include any Additional Interest payable pursuant to the registration rights agreement and/or as set forth in the Indenture.

Ranking

The Restricted Notes are, and the Exchange Notes will be, our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Notes. The Notes rank equally in right of payment with all of our existing and future liabilities that are not so subordinated. The Restricted Notes rank, and the Exchange Notes will rank, effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The Restricted Notes rank, and the Exchange Notes will rank, structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

As of March 31, 2026, our total consolidated indebtedness was approximately $3.2 billion, of which $1.6 billion was secured by the assets of us and our subsidiaries.

Optional Redemption

Prior to August 25, 2028 (one month prior to their maturity date) (the “Par Call Date”), we may redeem the Notes at our option, in whole or in part, at any time and from time to time at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Notes Treasury Rate plus 30 basis points, less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date of the Notes.

On or after the Par Call Date, we may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Notes Treasury Rate” means, with respect to any redemption date of the Notes, the yield determined by the Company in accordance with the following two paragraphs.

The Notes Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)— H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Notes Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, we shall calculate the Notes Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call and one with a maturity date following the Par Call Date, we shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Notes Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions and determinations in determining the redemption price of any of the Notes shall be conclusive and binding for all purposes, absent manifest error.

For the avoidance of doubt, the trustee shall have no duty to calculate the redemption price nor shall it have any duty to review or verify the Company’s calculations of the redemption price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair and subject to and otherwise in accordance with the procedures of the applicable depository. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any note is to be redeemed in part only, the notice of redemption that relates to the note will state the portion of the principal amount of the note to be redeemed. A new note in a principal amount equal to the unredeemed portion of the note will be issued in the name of the holder of the note upon surrender for cancellation of the original note. For so long as the Notes are held by DTC, the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice will, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and upon receipt of written instruction from the Company, the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of certain of our and our subsidiaries’ financing arrangements provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our and our subsidiaries’ financing arrangements at that time and to terminate the financing arrangements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources” in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q for a general discussion of our and our subsidiaries’ indebtedness. Our and our subsidiaries’ future financing arrangements may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our and our subsidiaries’ future financing arrangements, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our and our subsidiaries’ other debt. See “Risk Factors — Risks Relating to the Notes — We may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus for more information.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both of the Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period will be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control will have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)

the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of North Haven Private Income Fund LLC and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of North Haven Private Income Fund LLC or its Controlled Subsidiaries will not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)

the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of North Haven Private Income Fund LLC, measured by voting power rather than number of units; or

(3)	the approval by North Haven Private Income Fund LLC’s unitholders of any plan or proposal relating to the liquidation or dissolution of North Haven Private Income Fund LLC.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of North Haven Private Income Fund LLC, 50% or more of the outstanding equity interests of which are owned by North Haven Private Income Fund LLC and its direct or indirect subsidiaries and of which North Haven Private Income Fund LLC possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Fitch” means Fitch Ratings, Inc., or any successor thereto.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) (or, in each case, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

“Moody’s” means Moody’s Investors Service or any successor thereto.

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) the Adviser, any affiliate of the Adviser or any entity that is managed by the Adviser that is organized under the laws of a jurisdiction located in the United States and in the business of managing or advising clients. “Rating Agency” means:

(1)	one or both of Fitch and Moody’s; and

(2)

if both Fitch and Moody’s cease to rate the Notes or fail to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act selected by us as a replacement agency for either of Fitch or Moody’s, as the case may be.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

In addition to the covenants described in the Base Indenture, the following covenants will apply to the Notes. To the extent of any conflict or inconsistency between the Base Indenture and the following covenants, the following covenants will govern:

Merger, Consolidation or Sale of Assets

The Indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of North Haven Private Income Fund LLC or its Controlled Subsidiaries will not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

•

we are the surviving person, or the Surviving Person, or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made will be a statutory trust, corporation or limited liability company organized and existing under the laws of the United States or any state or territory thereof;

•	the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person,

the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the Indenture and registration rights agreement to be performed by us;

•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default will have occurred and be continuing; and

•

we will deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the Indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, will be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions may be permitted under the Indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with U.S. GAAP, as applicable.

Events of Default

Each of the following will be an event of default:

(1)	default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

(2)	default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(3)

default by us in the performance, or breach, of any covenant or agreement in the Indenture or the Notes (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in the Indenture specifically dealt with or which has expressly been included in the Indenture solely for the benefit of a series of securities other than the Notes), and continuance of such default or breach for a period of 60 consecutive days after there has been given, by registered or certified mail, to us by the trustee or to us and the trustee by the holders of at least 25% in principal amount of the Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture;

(4)

default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with North Haven Private Income Fund LLC for purposes of U.S. GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such significant subsidiary, whether such indebtedness now exists or will hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5)

pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of 24 consecutive calendar months, any class of securities must have an asset coverage (as such term is used in the 1940 Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any exemptive relief granted to us by the SEC; or

(6)	certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the trustee or the holders of at least 25% in principal amount of the Notes may declare the entire principal amount of the outstanding Notes to be due and payable immediately, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal or specified portion thereof will become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture, unless:

(i)	such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes;

(ii)	the holders of not less than 25% in principal amount of the outstanding Notes have made written request to the trustee to institute proceedings in respect of such event of default;

(iii)

such holder or holders have offered to the trustee indemnity, security, or both, satisfactory to the trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)	the trustee for 60 days after its receipt of such notice, request and offer of indemnity and/or security has failed to institute any such proceeding; and

(v)	no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the Indenture, the holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights will not be impaired without the consent of such holder.

The trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders of the Notes unless such holders have offered to the trustee security and/or indemnity satisfactory to the trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction may not be in conflict with any rule of law or with the Indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting (it being understood that the Trustee shall have no duty or obligation to determine if such action is unjustly prejudicial to such holders).

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the Indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default will cease to exist, and any event of default arising therefrom will be deemed to have been cured, for every purpose, but no such waiver may extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers’ certificate as to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the Indenture.

Within 90 days after the occurrence of any default under the Indenture with respect to the Notes, the trustee must transmit notice of such default known to the trustee, unless such default has been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the trustee will be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the Indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the Indenture by us. Such discharge is subject to terms contained in the Indenture.

In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the Indenture.

Trustee

U.S. Bank Trust Company, National Association is the trustee, security registrar and paying agent.

U.S. Bank Trust Company, National Association, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information. U.S. Bank Trust Company, National Association’s address is 100 Wall Street, 6th Floor, New York, New York 10005, USA.

We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Governing Law

The Indenture provides that it and the Notes will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

Except as set forth below, Notes will be issued in registered, global form, without interest coupons ( the “Global Notes”). The Global Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Exchange Notes will be issued at the closing of this offering only against payment in immediately available funds.

The Global Notes will be deposited upon issuance with the Trustee as custodian for DTC and registered in the name of the DTC’s nominee, Cede & Co., in each case for credit to an account of a direct or indirect participant in DTC as described below.

Except as set forth below, the Global Notes may be transferred, in whole but not in part, only to DTC, to a nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for notes in registered, certificated form (the “Certificated Notes”) except in the limited circumstances described below. See “—Certificated Notes.” Except in the limited circumstances described below, owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of notes in certificated form.

Transfer of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants (including, if applicable, those of Euroclear and Clearstream), which may change from time to time.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the initial purchasers are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

Euroclear and Clearstream hold securities for participating organizations. They also facilitate the clearance and settlement of securities transactions between their respective participants through electronic book-entry changes in the accounts of such participants. Euroclear and Clearstream provide various services to their participants, including the safekeeping, administration, clearance, settlement, lending and borrowing of internationally traded securities. Euroclear and Clearstream interface with domestic securities markets. Euroclear and Clearstream participants are financial institutions such as underwriters, securities brokers and dealers, banks, trust companies and certain other organizations. Indirect access to Euroclear and Clearstream is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Euroclear and Clearstream participant, either directly or indirectly.

So long as the Notes are held in global form, Euroclear, Clearstream and/or DTC, as applicable, (or their respective nominees) will be considered the sole holders of Global Notes for all purposes under the Indenture. As such, participants must rely on the procedures of Euroclear, Clearstream and/or DTC and indirect participants must rely on the procedures of Euroclear, Clearstream and/or DTC and the participants through which they own interests in the Notes (“Book-Entry Interests”) in order to exercise any rights of holders under the Indenture.

So long as DTC, Euroclear or Clearstream’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the Indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•

will not be considered the owners or holders of the Notes under the Indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the Trustee under the Indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC, Euroclear or Clearstream to exercise any rights of a holder of Notes under the Indenture (and, if the investor is not a participant or an indirect participant in DTC, Euroclear or Clearstream, on the procedures of the DTC, Euroclear or Clearstream participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the Trustee to DTC, Euroclear or Clearstream’s nominee as the registered holder of the Global Note. Neither we nor the Trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, Euroclear or Clearstream, or for maintaining, supervising or reviewing any records of DTC, Euroclear or Clearstream relating to those interests.

Payments by participants and indirect participants in DTC, Euroclear or Clearstream to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC, Euroclear or Clearstream.

Transfers between participants in DTC, Euroclear or Clearstream will be effected under DTC, Euroclear or Clearstream’s procedures and will be settled in same-day funds.

Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in

Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear or Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the Trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC, Euroclear or Clearstream identifies as a beneficial owner of the related Notes only if:

•	DTC, Euroclear or Clearstream notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The exchange of Restricted Notes for Exchange Notes in the exchange offer will not constitute a taxable event to holders for U.S. federal income tax purposes. Consequently, you will not recognize gain or loss upon receipt of an Exchange Note, the holding period of the Exchange Note will include the holding period of the Restricted Note exchanged therefor and the basis of the Exchange Note will be the same as the basis of the Restricted Note exchanged therefor immediately before the exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes should consult their own tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

FINANCIAL HIGHLIGHTS

The following table of financial highlights is intended to help a prospective investor understand the Company’s financial performance for the periods shown. The financial data set forth in the following table as of and for the years ended December 31, 2025, 2024, 2023, 2022 and for the period from March 4, 2021 (inception) to December 31, 2021 are derived from our consolidated financial statements, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus. The financial data set forth in the following table as of and for the three months ended March 31, 2026 and 2025 have been derived from unaudited financial data, but in the opinion of our management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results at and for the three months ended March 31, 2026 are not necessarily indicative of the results that may be expected for the year ending December 31, 2026.

You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this prospectus, any documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or the Company’s Annual Report on Form 10-K or Quarterly Reports on Form 10-Q filed with the SEC.

	For the Three Months Ended		For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period from March 4, 2021 (inception) to December 31, 2021(4)
	March 31, 2026	March 31, 2025
Per Unit Data:(1)
Net asset value, beginning of period	$18.57	$18.96	$18.96	$19.11	$18.59	$20.00	$—
Net investment income (loss)	0.35	0.43	1.72	1.78	1.77	1.26	—
Net unrealized and realized gain (loss)(2)	(0.40	(0.14	(0.44)	(0.12)	0.52	(1.56)	—

Net increase (decrease) in net assets resulting from operations	(0.05	0.29	1.28	1.66	2.29	(0.30)	—

Distributions declared	(0.40	(0.43	(1.67)	(1.81)	(1.77)	(1.11)	—

Total increase (decrease) in net assets	(0.45	(0.14	(0.39)	(0.15)	0.52	(1.41)	—

Net asset value, end of period	$18.12	$18.82	$18.57	$18.96	$19.11	$18.59	$—
Units outstanding, end of period	178,278,619	181,148,832	182,049,066	172,510,464	120,613,447	68,104,617	—
Weighted average units outstanding	185,279,322	179,816,535	186,941,307	156,537,151	91,230,657	53,379,085	—
Total return based on net asset value(3)	(0.30)%	1.52%	7.03%	9.05%	12.81%	(1.50)%	—%
Ratio/Supplemental Data:
Members’ Capital, end of period	$3,229,740	$3,408,329	$3,379,828	$3,271,186	$2,304,430	$1,266,213	$(456)
Ratio of expenses before waivers to average Members’ Capital(4)	9.78%	9.83%	10.70%	9.54%	8.16%	5.41%	—%
Ratio of net expenses to average Members’ Capital(4)	9.68%	9.59%	9.55%	9.16%	8.13%	3.91%	—%
Ratio of net investment income to average Members’ Capital(4)	8.43%	9.61%	9.11%	9.31%	9.34%	7.25%	—%
Asset coverage ratio(5)	200.00%	217.00%	202.00%	213.00%	351.39%	274.29%	—%
Portfolio turnover rate	2.36%	4.89%	20.54%	19.27%	13.96%	4.56%	—%

(1)	The per unit data was derived by using the weighted average units outstanding during the period, except otherwise noted.
(2)	The amount shown does not correspond with the aggregate amount for the period as it includes the effect of the timing of capital transactions.
(3)

Total return (not annualized) is calculated assuming a purchase of units at the opening of the first day of the period and a sale on the closing of the last business day of the period. Distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Company’s DRIP.

(4)	Amounts are annualized except for incentive fees, organization and offering costs, and other expenses for which expense support was provided, as applicable.
(5)

Effective October 27, 2021, in accordance with Section 61(a)(2) of the 1940 Act, with certain limited exceptions, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. Prior to October 27, 2021, in accordance with the 1940 Act, with certain limited exceptions, the Company was allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, was at least 200% after such borrowing.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and the information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of our most recently filed Quarterly Report on Form 10-Q  for the quarterly period ended March 31, 2026, is incorporated herein by reference.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information in “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and Part I, Item 3 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, is incorporated herein by reference.

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker-dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the 1933 Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the 1933 Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act.

BUSINESS OF THE COMPANY

The information in “Business” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is incorporated herein by reference.

REGULATION OF THE COMPANY

The information in “Business—Regulation as a Business Development Company” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is incorporated herein by reference.

SENIOR SECURITIES

Information about our senior securities is shown as of the dates indicated in the below table which is derived from our consolidated financial statements and related notes. Information about our senior securities should be read in conjunction with our audited and unaudited consolidated financial statements and related notes thereto and the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as any amendments reflected in subsequent filings with the SEC.

$In Thousands Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Liquidating Preference per Unit(3)	Average Market Value per Unit
	($in thousands)	($in thousands)
Series A 2028 Notes
March 31, 2026 (unaudited)	$146,000	2,000	—	N/A	(4)
December 31, 2025	$146,000	2,020
December 31, 2024	$146,000	2,130
December 31, 2023	$146,000	3,514
Series A 2026 Notes
December 31, 2024	$204,000	2,130	—	N/A	(4)
December 31, 2023	$204,000	3,514
Series B 2026 Notes
March 31, 2026 (unaudited)	$107,000	2,000	—	N/A	(4)
December 31, 2025	$107,000	2,020
December 31, 2024	$107,000	2,130
December 31, 2023	$107,000	3,514
Series B 2028 Notes
March 31, 2026 (unaudited)	$128,000	2,000	—	N/A	(4)
December 31, 2025	$128,000	2,020
December 31, 2024	$128,000	2,130
December 31, 2023	$128,000	3,514
Series C 2027 Notes
March 31, 2026 (unaudited)	$136,500	2,000	—	N/A	(4)
December 31, 2025	$136,500	2,020
December 31, 2024	$136,500	2,130
December 31, 2023	$136,500	3,514
Series C 2029 Notes
March 31, 2026 (unaudited)	$163,500	2,000	—	N/A	(4)
December 31, 2025	$163,500	2,020
December 31, 2024	$163,500	2,130
December 31, 2023	$163,500	3,514
Series D 2027 Notes
March 31, 2026 (unaudited)	$100,000	2,000	—	N/A	(4)
December 31, 2025	$100,000	2,020
December 31, 2024	$100,000	2,130
Series D 2029 Notes
March 31, 2026 (unaudited)	$200,000	2,000	—	N/A	(4)
December 31, 2025	$200,000	2,020
December 31, 2024	$200,000	2,130
2030 Notes
March 31, 2026 (unaudited)	$300,000	2,000	—	N/A	(4)
December 31, 2025	$300,000	2,020
December 31, 2024	$300,000	2,130

$In Thousands Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Liquidating Preference per Unit(3)	Average Market Value per Unit
	($in thousands)	($in thousands)
2028 Notes
March 31, 2026 (unaudited)	$300,000	2,000	—	N/A	(4)
December 31, 2025	$300,000	2,020
ING Facility
March 31, 2026 (unaudited)	$21,133	2,000	—	N/A	(4)
December 31, 2025	$254,538	2,020
December 31, 2024	$313,352	2,130
December 31, 2023	$6,168	3,514
December 31, 2022	$621,496	2,743
Wells Funding Facility
March 31, 2026 (unaudited)	$492,250	2,000	—	N/A	(4)
December 31, 2025	$497,250	2,020
December 31, 2024	$381,250	2,130
December 31, 2023	$—	3,514
December 31, 2022	$105,000	2,743
CBNA Funding Facility
March 31, 2026 (unaudited)	$225,000	2,000	—	N/A	(4)
December 31, 2025	$225,000	2,020
December 31, 2024	$93,750	2,130
December 31, 2023	$25,500	3,514
JPM Funding Facility
March 31, 2026 (unaudited)	$900,073	2,000	—	N/A	(4)
December 31, 2025	$744,073	2,020
December 31, 2024	$614,073	2,130

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)

The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because the senior securities are not registered for public trading on a stock exchange.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2026 for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Other than these investments, the Company’s only formal relationships with its portfolio companies are the significant managerial assistance that the Company may provide upon request.

The Board of Directors approved the valuation of the Company’s investment portfolio, as of March 31, 2026, at fair value as determined in good faith using a consistently applied valuation process in accordance with the Company’s documented valuation policy that has been reviewed and approved by the Board of Directors, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Company’s investments, see the Company’s financial statements incorporated by reference in this prospectus.

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
AA&D Midco, Inc.	3437 S. Airport Way, Stockton, CA 95206, USA	Aerospace & Defense	First Lien Debt	S +	4.75%	8.40%	11/29/2030		35,393	$35,059	$35,039
AA&D Midco, Inc.	3437 S. Airport Way, Stockton, CA 95206, USA	Aerospace & Defense	First Lien Debt	S +	4.75%	8.40%	11/29/2030		6,660	6,597	6,594
AA&D Midco, Inc.	3437 S. Airport Way, Stockton, CA 95206, USA	Aerospace & Defense	First Lien Debt	S +	4.75%	8.40%	11/29/2030		1,981	1,931	1,928
Jonathan Acquisition Company	Irvine Technology Center, 250 Commerce Suite 100, Irvine, CA 92602	Aerospace & Defense	First Lien Debt	S +	4.50%	8.20%	11/12/2029		3,691	3,640	3,626
Jonathan Acquisition Company	Irvine Technology Center, 250 Commerce Suite 100, Irvine, CA 92602	Aerospace & Defense	First Lien Debt	P +	3.50%	10.25%	05/11/2029		45	39	37
ManTech International CP	2251 Corporate Park Drive Herndon, VA 20171	Aerospace & Defense	First Lien Debt	S +	4.50%	8.17%	09/14/2029		32,918	32,666	32,918
ManTech International CP	2251 Corporate Park Drive Herndon, VA 20171	Aerospace & Defense	First Lien Debt	S +	4.50%	8.17%	09/14/2029		467	462	467
ManTech International CP	2251 Corporate Park Drive Herndon, VA 20171	Aerospace & Defense	First Lien Debt	P +	3.50%	10.25%	09/14/2028		—	(26)	—
Two Six Labs, LLC	901 N Stuart St, Arlington, VA 22203	Aerospace & Defense	First Lien Debt	S +	5.25%	8.95%	08/20/2027		26,546	26,373	26,494
Two Six Labs, LLC	901 N Stuart St, Arlington, VA 22203	Aerospace & Defense	First Lien Debt	S +	5.25%	8.95%	08/20/2027		6,768	6,710	6,754
Two Six Labs, LLC	901 N Stuart St, Arlington, VA 22203	Aerospace & Defense	First Lien Debt	S +	5.25%	8.95%	08/20/2027		—	(6)	(2)
RoadOne IntermodaLogistics	1 Kellaway Drive Randolph, MA 02368	Air Freight & Logistics	First Lien Debt	S +	6.75%	10.45%	12/29/2028		1,252	1,234	1,190
RoadOne IntermodaLogistics	1 Kellaway Drive Randolph, MA 02368	Air Freight & Logistics	First Lien Debt	S +	6.75%	10.45%	12/29/2028		115	113	109
RoadOne IntermodaLogistics	1 Kellaway Drive Randolph, MA 02368	Air Freight & Logistics	First Lien Debt	S +	6.75%	10.45%	12/29/2028		228	225	215
Continental Acquisition Holdings, Inc.	Corporate Headquarters, 8585 N Stemmons Frwy., Floor 6, Dallas, TX 75247	Automobile Components	First Lien Debt	S +	7.00% PIK	10.85%	07/20/2028		12,945	11,731	5,613
OEConnection, LLC	3600 Embassy Pkwy, Suite 300, Fairlawn, Ohio 44333	Automobile Components	First Lien Debt	S +	4.50%	8.18%	12/23/2032		1,493	1,486	1,459
OEConnection, LLC	3600 Embassy Pkwy, Suite 300, Fairlawn, Ohio 44333	Automobile Components	First Lien Debt	S +	4.50%	8.18%	12/23/2032		—	(2)	(20)
OEConnection, LLC	3600 Embassy Pkwy, Suite 300, Fairlawn, Ohio 44333	Automobile Components	First Lien Debt	S +	4.50%	8.18%	12/23/2032		—	(1)	(5)

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Randy’s Holdings, Inc.	10411 Airport Road, Suite 200 Everett, WA 98204	Automobile Components	First Lien Debt	S +	5.00%	8.67%	11/01/2029		14,052	13,857	13,876
Randy’s Holdings, Inc.	10411 Airport Road, Suite 200 Everett, WA 98204	Automobile Components	First Lien Debt	S +	5.00%	8.67%	11/01/2029		4,403	4,309	4,312
Randy’s Holdings, Inc.	10411 Airport Road, Suite 200 Everett, WA 98204	Automobile Components	First Lien Debt	S +	5.00%	8.67%	11/01/2029		92	69	69
Sonny’s Enterprises, LLC	5605 Hiatus Road Tamarac, FL 33321	Automobile Components	First Lien Debt	S +	5.50%	9.31%	08/05/2028		52,079	51,705	50,649
Sonny’s Enterprises, LLC	5605 Hiatus Road Tamarac, FL 33321	Automobile Components	First Lien Debt	S +	5.50%	9.31%	08/05/2028		5,942	5,879	5,778
Sonny’s Enterprises, LLC	5605 Hiatus Road Tamarac, FL 33321	Automobile Components	First Lien Debt	S +	5.50%	9.31%	08/05/2027		4,458	4,416	4,305
Spectrum Automotive Holdings Corp.	302 Bridges Rd Suite 240, Fairfield, NJ 07004	Automobile Components	First Lien Debt	S +	5.25%	8.92%	06/29/2028		9,801	9,751	9,801
Spectrum Automotive Holdings Corp.	302 Bridges Rd Suite 240, Fairfield, NJ 07004	Automobile Components	First Lien Debt	S +	5.25%	8.92%	06/29/2028		5,472	5,426	5,472
Spectrum Automotive Holdings Corp.	302 Bridges Rd Suite 240, Fairfield, NJ 07004	Automobile Components	First Lien Debt	S +	5.25%	8.92%	06/29/2027		—	(1)	—
COP Collisionright Parent, LLC	6767 Longshore St 4th Floor, Dublin, OH 43017	Automobiles	First Lien Debt	S +	4.75%	8.42%	01/29/2030		26,672	26,310	26,472
COP Collisionright Parent, LLC	6767 Longshore St 4th Floor, Dublin, OH 43017	Automobiles	First Lien Debt	S +	4.75%	8.42%	01/29/2030		19,250	18,952	19,065
COP Collisionright Parent, LLC	6767 Longshore St 4th Floor, Dublin, OH 43017	Automobiles	First Lien Debt	S +	4.75%	8.42%	01/29/2030		673	614	638
Drivecentric Holdings, LLC	12900 Maurer Industrial Drive, Saint Louis, MO 63127	Automobiles	First Lien Debt	S +	4.50%	8.19%	08/15/2031		38,816	38,491	38,816
Drivecentric Holdings, LLC	12900 Maurer Industrial Drive, Saint Louis, MO 63127	Automobiles	First Lien Debt	S +	4.50%	8.19%	08/15/2031		—	(37)	—
Drivecentric Holdings, LLC	12900 Maurer Industrial Drive, Saint Louis, MO 63127	Automobiles	First Lien Debt	S +	4.50%	8.19%	08/15/2031		—	(31)	—
LeadVenture, Inc.	26600 SW Parkway Avenue, Suite 400, Wilsonville, OR 97070	Automobiles	First Lien Debt	S +	5.00%	8.70%	06/23/2032		9,360	9,231	9,180
LeadVenture, Inc.	26600 SW Parkway Avenue, Suite 400, Wilsonville, OR 97070	Automobiles	First Lien Debt	S +	5.00%	8.70%	06/23/2032		730	713	696
LeadVenture, Inc.	26600 SW Parkway Avenue, Suite 400, Wilsonville, OR 97070	Automobiles	First Lien Debt	S +	5.00%	8.70%	06/23/2032		41	29	23
MajorDrive Holdings IV, LLC	4125 Washington Road, Augusta, GA 30907	Automobiles	First Lien Debt	S +	4.00%	7.96%	06/01/2028		2,931	2,933	2,651
Vehlo Purchaser, LLC	2035 Lakeside Centre Way Suite 200 Knoxville, TN 37922	Automobiles	First Lien Debt	S +	5.50%	9.17%	05/24/2028		2,009	1,998	1,975
Vehlo Purchaser, LLC	2035 Lakeside Centre Way Suite 200 Knoxville, TN 37922	Automobiles	First Lien Debt	S +	5.50%	9.17%	05/24/2028		45,898	45,538	45,094
Vehlo Purchaser, LLC	2035 Lakeside Centre Way Suite 200 Knoxville, TN 37922	Automobiles	First Lien Debt	S +	5.50%	9.17%	05/24/2028		—	(2)	(6)
Computer Services, Inc.	3901 Technology Drive, Paducah, Kentucky, 42001	Banks	First Lien Debt	S +	4.50%	8.20%	11/17/2031		9,011	8,968	8,897
Computer Services, Inc.	3901 Technology Drive, Paducah, Kentucky, 42001	Banks	First Lien Debt	S +	4.50%	8.20%	11/17/2031		—	(10)	(52)
Vamos Bidco, Inc.	402 Watertower Circle, Colchester, Vermont, 05446	Beverages	First Lien Debt	S +	4.75%	8.45%	01/30/2032		11,522	11,421	11,234
Vamos Bidco, Inc.	402 Watertower Circle, Colchester, Vermont, 05446	Beverages	First Lien Debt	S +	4.75%	8.45%	01/30/2032		—	(20)	(121)

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Vamos Bidco, Inc.	402 Watertower Circle, Colchester, Vermont, 05446	Beverages	First Lien Debt	S +	4.75%	8.45%	01/30/2032		—	(12)	(36)
Project Potter Buyer, LLC	6750 Crosby Court Dublin, OH 43016	Building Products	First Lien Debt	S +	5.25%	8.95%	04/23/2027		11,258	11,255	11,245
Project Potter Buyer, LLC	6750 Crosby Court Dublin, OH 43016	Building Products	First Lien Debt	S +	5.25%	8.95%	04/23/2027		—	—	(1)
Orion Advisor Solutions, Inc.	920 Broadway, New York, New York, 10010	Capital Markets	First Lien Debt	S +	2.75%	6.42%	09/24/2030		3,950	3,975	3,873
Olympus Water US Holding Corporation	360 North Crescent Drive, South Building, Beverly Hills, CA 90210	Chemicals	First Lien Debt	S +	3.00%	6.70%	06/20/2031		4,647	4,657	4,454
Tank Holding Corp.	4365 Steiner Street, St. Bonifacius, MN, 55375	Chemicals	First Lien Debt	S +	5.75%	9.55%	03/31/2028		52,685	52,138	46,909
Tank Holding Corp.	4365 Steiner Street, St. Bonifacius, MN, 55375	Chemicals	First Lien Debt	S +	5.75%	9.55%	03/31/2028		5,935	5,834	5,294
Tank Holding Corp.	4365 Steiner Street, St. Bonifacius, MN, 55375	Chemicals	First Lien Debt	S +	5.75%	9.55%	03/31/2028		—	(13)	(207)
V Global Holdings, LLC	201 North Illinois Street, Suite 1800, Indianapolis, IN 46204	Chemicals	First Lien Debt	S +	6.25% (incl. 3.70% PIK)	10.05%	01/02/2029		15,897	15,732	14,403
V Global Holdings, LLC	201 North Illinois Street, Suite 1800, Indianapolis, IN 46204	Chemicals	First Lien Debt	S +	5.75%	9.53%	01/02/2029		816	802	607
365 Retail Markets, LLC	1743 Maplelawn Drive, Troy, MI, Oakland County	Commercial Services & Supplies	First Lien Debt	S +	4.50%	8.16%	12/26/2028		7,161	7,161	7,161
365 Retail Markets, LLC	1743 Maplelawn Drive, Troy, MI, Oakland County	Commercial Services & Supplies	First Lien Debt	S +	4.50%	8.16%	12/26/2028		2,298	2,298	2,298
Astra Service Partners, LLC	920 Broadway Fl 8 New York, NY 10010	Commercial Services & Supplies	First Lien Debt	S +	4.50%	8.20%	11/26/2032		4,500	4,467	4,500
Astra Service Partners, LLC	920 Broadway Fl 8 New York, NY 10010	Commercial Services & Supplies	First Lien Debt	S +	4.50%	8.20%	11/26/2032		296	290	296
Atlas US Finco, Inc.	Level 4 Tower One 100 Barangaroo Ave, Sydney, New South Wales, 2000, Australia	Commercial Services & Supplies	First Lien Debt	S +	4.75%	8.42%	12/10/2029		64,757	64,089	64,109
Atlas US Finco, Inc.	Level 4 Tower One 100 Barangaroo Ave, Sydney, New South Wales, 2000, Australia	Commercial Services & Supplies	First Lien Debt	S +	4.75%	8.42%	12/11/2028		—	(29)	(44)
AWP Group Holdings, Inc.	4244 Mount Pleasant Street Northwest, North Canton, OH 44720	Commercial Services & Supplies	First Lien Debt	S +	4.50%	8.17%	12/23/2030		42,892	41,956	42,892
AWP Group Holdings, Inc.	4244 Mount Pleasant Street Northwest, North Canton, OH 44720	Commercial Services & Supplies	First Lien Debt	S +	4.50%	8.17%	12/23/2030		4,528	4,452	4,528
AWP Group Holdings, Inc.	4244 Mount Pleasant Street Northwest, North Canton, OH 44720	Commercial Services & Supplies	First Lien Debt	S +	4.50%	8.17%	12/23/2030		3,015	2,978	3,015
Belfor Holdings, Inc.	185 Oakland Avenue Suite 150 Birmingham, MI 48009	Commercial Services & Supplies	First Lien Debt	S +	2.75%	6.42%	11/01/2030		1,850	1,863	1,851
BPG Holdings IV Corp.	975 Spaulding Ave, Suite C, Ada, MI 49301	Commercial Services & Supplies	First Lien Debt	S +	7.00% (incl. 5.00% PIK)	10.70%	07/30/2029		26,609	25,356	21,809
Consor Intermediate II, LLC	6505 Blue Lagoon Drive, Suite 470, Miami, FL 33126	Commercial Services & Supplies	First Lien Debt	S +	4.50%	8.20%	05/12/2031		7,891	7,838	7,891
Consor Intermediate II, LLC	6505 Blue Lagoon Drive, Suite 470, Miami, FL 33126	Commercial Services & Supplies	First Lien Debt	S +	4.50%	8.20%	05/12/2031		—	(17)	—
Consor Intermediate II, LLC	6505 Blue Lagoon Drive, Suite 470, Miami, FL 33126	Commercial Services & Supplies	First Lien Debt	S +	4.50%	8.20%	05/12/2031		353	343	353

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
CRCI Longhorn Holdings, Inc.	6504 Bridge Point Parkway, Suite 425, Austin, TX 78730	Commercial Services & Supplies	First Lien Debt	S +	4.75%	8.42%	08/27/2031		8,713	8,642	8,679
CRCI Longhorn Holdings, Inc.	6504 Bridge Point Parkway, Suite 425, Austin, TX 78730	Commercial Services & Supplies	First Lien Debt	S +	4.75%	8.42%	08/27/2031		—	(9)	(9)
CRCI Longhorn Holdings, Inc.	6504 Bridge Point Parkway, Suite 425, Austin, TX 78730	Commercial Services & Supplies	First Lien Debt	S +	4.75%	8.42%	08/27/2031		—	(11)	(6)
Energy Labs Holdings Corp.	8850 Interchange Drive Houston, TX 77054	Commercial Services & Supplies	First Lien Debt	S +	5.00%	8.77%	04/07/2028		7,862	7,813	7,724
Energy Labs Holdings Corp.	8850 Interchange Drive Houston, TX 77054	Commercial Services & Supplies	First Lien Debt	S +	5.00%	8.77%	04/07/2028		2,511	2,486	2,452
Energy Labs Holdings Corp.	8850 Interchange Drive Houston, TX 77054	Commercial Services & Supplies	First Lien Debt	S +	5.00%	8.77%	04/07/2028		895	883	862
EnergySolutions, LLC	4050 W Metropolitan Drive, #300. Orange, CA 92868	Commercial Services & Supplies	First Lien Debt	S +	3.25%	6.92%	09/20/2030		4,929	4,950	4,939
Firebird Acquisition Corp, Inc.	3760 Kilroy Airport Way, Suite 600, Long Beach, CA 90806	Commercial Services & Supplies	First Lien Debt	S +	5.00% (incl. 2.75% PIK)	8.67%	02/02/2032		6,072	6,047	6,072
Firebird Acquisition Corp, Inc.	3760 Kilroy Airport Way, Suite 600, Long Beach, CA 90806	Commercial Services & Supplies	First Lien Debt	S +	5.00% (incl. 2.75% PIK)	8.67%	02/02/2032		1,946	1,934	1,946
Firebird Acquisition Corp, Inc.	3760 Kilroy Airport Way, Suite 600, Long Beach, CA 90806	Commercial Services & Supplies	First Lien Debt	S +	5.00% (incl. 2.75% PIK)	8.67%	02/02/2032		—	(4)	—
FLS Holding, Inc.	171 17th St. NW, Suite 1050, Atlanta, GA 30363	Commercial Services & Supplies	First Lien Debt	S +	5.25%	9.10%	12/15/2028		23,531	22,712	20,092
FLS Holding, Inc.	171 17th St. NW, Suite 1050, Atlanta, GA 30363	Commercial Services & Supplies	First Lien Debt	S +	5.25%	9.10%	12/15/2028		5,517	5,326	4,711
FLS Holding, Inc.	171 17th St. NW, Suite 1050, Atlanta, GA 30363	Commercial Services & Supplies	First Lien Debt	S +	5.25%	9.10%	12/17/2027		2,247	2,188	1,914
Foundever Group	600 Brickell Avenue Suite 3200 Miami, FL 33131	Commercial Services & Supplies	First Lien Debt	S +	3.75%	7.71%	08/28/2028		4,787	4,795	2,190
Hercules Borrower, LLC	412 Georgia Avenue #300, Chattanooga, TN 37403	Commercial Services & Supplies	First Lien Debt	S +	4.75%	8.42%	12/15/2028		25,835	25,700	25,577
Hercules Borrower, LLC	412 Georgia Avenue #300, Chattanooga, TN 37403	Commercial Services & Supplies	First Lien Debt	C +	4.75%	7.06%	12/15/2028		2,985	2,079	2,118
HSI Halo Acquisition, Inc.	6136 Frisco Square Boulevard, Suite 285, Frisco, TX 75034	Commercial Services & Supplies	First Lien Debt	S +	5.00%	8.67%	06/30/2031		18,784	18,633	18,709
HSI Halo Acquisition, Inc.	6136 Frisco Square Boulevard, Suite 285, Frisco, TX 75034	Commercial Services & Supplies	First Lien Debt	S +	5.00%	8.67%	06/30/2031		2,256	2,232	2,238
HSI Halo Acquisition, Inc.	6136 Frisco Square Boulevard, Suite 285, Frisco, TX 75034	Commercial Services & Supplies	First Lien Debt	S +	5.00%	8.67%	06/28/2030		—	(21)	(12)
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, Florida 33431	Commercial Services & Supplies	First Lien Debt	S +	5.25%	8.92%	10/02/2030		20,239	19,896	20,087
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, Florida 33431	Commercial Services & Supplies	First Lien Debt	S +	5.25%	8.92%	10/02/2030		1,860	1,831	1,846
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, Florida 33431	Commercial Services & Supplies	First Lien Debt	S +	5.25%	8.92%	10/02/2029		—	(40)	(22)
LSF12 Crown US Commercial Bidco, LLC	521 CONCORD PIKE, SUITE 201, WILMINGTON, 19801	Commercial Services & Supplies	First Lien Debt	S +	3.00%	6.67%	12/02/2031		2,907	2,919	2,907
Procure Acquireco, Inc. (Procure Analytics)	3101 Towercreek, Parkway, Suite 500 Atlanta, GA	Commercial Services & Supplies	First Lien Debt	S +	4.75%	8.45%	12/20/2028		15,198	15,198	15,198

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Procure Acquireco, Inc. (Procure Analytics)	3101 Towercreek, Parkway, Suite 500 Atlanta, GA	Commercial Services & Supplies	First Lien Debt	S +	4.75%	8.45%	12/20/2028		923	920	923
Procure Acquireco, Inc. (Procure Analytics)	3101 Towercreek, Parkway, Suite 500 Atlanta, GA	Commercial Services & Supplies	First Lien Debt	S +	4.75%	8.45%	05/24/2032		—	—	—
Railpros Parent, LLC	5605 N MacArthur Blvd. Suite 650, Irving, Texas, 75038	Commercial Services & Supplies	First Lien Debt	S +	4.25%	7.92%	05/24/2032		21,104	20,913	20,946
Railpros Parent, LLC	5605 N MacArthur Blvd. Suite 650, Irving, Texas, 75038	Commercial Services & Supplies	First Lien Debt	S +	4.25%	7.92%	05/24/2032		1,958	1,920	1,909
Railpros Parent, LLC	5605 N MacArthur Blvd. Suite 650, Irving, Texas, 75038	Commercial Services & Supplies	First Lien Debt	S +	4.25%	7.92%	05/24/2032		—	(29)	(24)
Routeware, Inc.	16525 SW 72nd Ave, Portland, OR 97224	Commercial Services & Supplies	First Lien Debt	S +	5.25%	8.94%	09/18/2031		4,773	4,733	4,713
Routeware, Inc.	16525 SW 72nd Ave, Portland, OR 97224	Commercial Services & Supplies	First Lien Debt	S +	5.25%	8.94%	09/18/2031		520	509	492
Routeware, Inc.	16525 SW 72nd Ave, Portland, OR 97224	Commercial Services & Supplies	First Lien Debt	S +	5.25%	8.94%	09/18/2031		102	98	96
Sherlock Buyer Corp.	5000 Corporate Court, Suite 203, Holtsville, NY 11742	Commercial Services & Supplies	First Lien Debt	S +	5.75%	9.45%	12/06/2030		24,778	24,710	23,447
Sherlock Buyer Corp.	5000 Corporate Court, Suite 203, Holtsville, NY 11742	Commercial Services & Supplies	First Lien Debt	S +	5.75%	9.45%	12/07/2029		—	(6)	(160)
Surewerx Purchaser III, Inc.	49 Schooner Street, Coquitlam, BC V3K 0B3	Commercial Services & Supplies	First Lien Debt	C +	5.25%	7.51%	12/28/2029		2,585	1,867	1,852
Surewerx Purchaser III, Inc.	49 Schooner Street, Coquitlam, BC V3K 0B3	Commercial Services & Supplies	First Lien Debt	S +	5.25%	8.94%	12/28/2029		4,379	4,340	4,378
Surewerx Purchaser III, Inc.	49 Schooner Street, Coquitlam, BC V3K 0B3	Commercial Services & Supplies	First Lien Debt	S +	5.25%	8.94%	12/28/2029		—	(6)	—
Surewerx Purchaser III, Inc.	49 Schooner Street, Coquitlam, BC V3K 0B3	Commercial Services & Supplies	First Lien Debt	S +	5.25%	8.94%	12/28/2028		260	249	260
Sweep Purchaser, LLC	4141 Rockside Road, Suite 100, Cleveland, OH 44131	Commercial Services & Supplies	First Lien Debt	S +	5.75% PIK	9.53%	06/30/2027		4,454	4,454	4,454
Sweep Purchaser, LLC	4141 Rockside Road, Suite 100, Cleveland, OH 44131	Commercial Services & Supplies	First Lien Debt	S +	5.75%	9.53%	06/30/2027		2,024	2,024	2,024
Sweep Purchaser, LLC	4141 Rockside Road, Suite 100, Cleveland, OH 44131	Commercial Services & Supplies	First Lien Debt	S +	5.75%	9.53%	06/30/2027		94	94	94
Tamarack Intermediate, LLC	3207 Grey Hawk Court, Carlsbad, CA 92010	Commercial Services & Supplies	First Lien Debt	S +	5.00%	8.67%	03/12/2029		25,474	25,231	25,347
Tamarack Intermediate, LLC	3207 Grey Hawk Court, Carlsbad, CA 92010	Commercial Services & Supplies	First Lien Debt	S +	5.00%	8.67%	03/12/2029		3,215	3,164	3,186
Tamarack Intermediate, LLC	3207 Grey Hawk Court, Carlsbad, CA 92010	Commercial Services & Supplies	First Lien Debt	S +	5.00%	8.67%	03/12/2029		—	(34)	(22)
Tidal Waste & Recycling Holdings, LLC	2481 NW 2nd Avenue, Boca Raton, FL 33431	Commercial Services & Supplies	First Lien Debt	S +	2.75%	6.45%	10/24/2031		1,980	1,986	1,979
Transit Technologies, LLC	2035 Lakeside Centre Way, Suite 190, Knoxville TN 37922	Commercial Services & Supplies	First Lien Debt	S +	5.00%	8.59%	08/20/2031		15,254	15,126	15,024
Transit Technologies, LLC	2035 Lakeside Centre Way, Suite 190, Knoxville TN 37922	Commercial Services & Supplies	First Lien Debt	S +	5.00%	8.59%	08/20/2031		1,511	1,485	1,435
Transit Technologies, LLC	2035 Lakeside Centre Way, Suite 190, Knoxville TN 37922	Commercial Services & Supplies	First Lien Debt	S +	5.00%	8.59%	08/20/2030		—	(19)	(39)
Vensure Employer Services, Inc.	1475 South Price Road, Chandler, AZ, 85286-6175	Commercial Services & Supplies	First Lien Debt	S +	5.00%	8.70%	09/29/2031		32,868	32,595	32,531

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Vensure Employer Services, Inc.	1475 South Price Road, Chandler, AZ, 85286-6175	Commercial Services & Supplies	First Lien Debt	S +	5.00%	8.70%	09/29/2031		—	(11)	(11)
VRC Companies, LLC	5400 Meltech Boulevard, Suite 114, Memphis, TN	Commercial Services & Supplies	First Lien Debt	S +	5.50%	8.98%	06/29/2027		45,283	45,180	45,283
VRC Companies, LLC	5400 Meltech Boulevard, Suite 114, Memphis, TN	Commercial Services & Supplies	First Lien Debt	S +	5.50%	8.98%	06/29/2027		46,997	46,740	46,997
VRC Companies, LLC	5400 Meltech Boulevard, Suite 114, Memphis, TN	Commercial Services & Supplies	First Lien Debt	S +	5.50%	8.98%	06/29/2027		—	—	—
Arcoro Holdings Corp.	9362 East Raintree Drive, Scottsdale, AZ 85260	Construction & Engineering	First Lien Debt	S +	5.50%	9.20%	03/28/2030		56,387	55,567	55,130
Arcoro Holdings Corp.	9362 East Raintree Drive, Scottsdale, AZ 85260	Construction & Engineering	First Lien Debt	S +	5.50%	9.20%	03/28/2030		—	(114)	(192)
Artera Services, LLC	275 Interstate North Cir. SE, Suite 300. Atlanta GA 30339	Construction & Engineering	First Lien Debt	S +	4.50%	8.17%	02/15/2031		1,970	1,956	1,674
Crown Subsea Communications Holding, Inc.	251 LITTLE FALLS DRIVE WILMINGTON, Delaware (US-DE), 19808	Construction & Engineering	First Lien Debt	S +	3.00%	6.67%	01/30/2031		3,980	4,010	3,987
KPSKY Acquisition, Inc.	9767 East Nicholas Avenue, Suite 180, Centennial, CO 80112	Construction & Engineering	First Lien Debt	S +	5.50%	9.27%	10/19/2028		20,481	19,871	18,675
KPSKY Acquisition, Inc.	9767 East Nicholas Avenue, Suite 180, Centennial, CO 80112	Construction & Engineering	First Lien Debt	S +	5.50%	9.27%	10/19/2028		16,324	16,065	14,885
LJ Avalon Holdings, LLC	324 Nicholas Parkway West Unit A, Cape Coral, FL	Construction & Engineering	First Lien Debt	S +	4.50%	8.15%	02/01/2030		6,512	6,457	6,512
LJ Avalon Holdings, LLC	324 Nicholas Parkway West Unit A, Cape Coral, FL	Construction & Engineering	First Lien Debt	S +	4.50%	8.15%	02/01/2030		8,719	8,641	8,711
LJ Avalon Holdings, LLC	324 Nicholas Parkway West Unit A, Cape Coral, FL	Construction & Engineering	First Lien Debt	S +	4.50%	8.15%	02/01/2029		—	(10)	—
Superman Holdings, LLC	17800 Royalton Road, Strongsville, OH 44136	Construction & Engineering	First Lien Debt	S +	4.50%	8.20%	08/29/2031		25,076	24,973	24,888
Superman Holdings, LLC	17800 Royalton Road, Strongsville, OH 44136	Construction & Engineering	First Lien Debt	S +	4.50%	8.20%	08/29/2031		8,218	8,158	8,156
Superman Holdings, LLC	17800 Royalton Road, Strongsville, OH 44136	Construction & Engineering	First Lien Debt	S +	4.50%	8.20%	08/29/2031		—	(14)	(28)
PDI TA Holdings, Inc.	11675 Rainwater Dr., Suite 350, Alpharetta, GA 30009	Consumer Staples Distribution & Retail	First Lien Debt	S +	6.00% (incl. 2.50% PIK)	9.67%	02/03/2031		38,640	38,352	37,774
PDI TA Holdings, Inc.	11675 Rainwater Dr., Suite 350, Alpharetta, GA 30009	Consumer Staples Distribution & Retail	First Lien Debt	S +	6.00% (incl. 2.50% PIK)	9.67%	02/03/2031		3,002	2,980	2,931
Berlin Packaging, LLC	525 West Monroe Street, Chicago, IL 60661	Containers & Packaging	First Lien Debt	S +	3.25%	6.92%	06/07/2031		5,920	5,925	5,692
BP Purchaser, LLC	B O X Partners, LLC, 2650 Galvin Drive, Elgin, IL 60124	Containers & Packaging	First Lien Debt	S +	7.50% (incl. 1.00% PIK)	11.44%	12/11/2028		34,019	32,981	26,659
Clydesdale Acquisition Holdings, Inc.	251 Little Falls Drive, New Castle County, Wilmington, DE 19808	Containers & Packaging	First Lien Debt	S +	3.18%	6.84%	04/13/2029		7,303	7,306	6,950
FORTIS Solutions Group, LLC	2505 Hawkeye Court, Virginia Beach, VA 23452	Containers & Packaging	First Lien Debt	S +	5.50%	9.30%	10/13/2028		21,683	21,618	21,683
FORTIS Solutions Group, LLC	2505 Hawkeye Court, Virginia Beach, VA 23452	Containers & Packaging	First Lien Debt	S +	5.50%	9.30%	10/13/2028		2,827	2,814	2,827

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
FORTIS Solutions Group, LLC	2505 Hawkeye Court, Virginia Beach, VA 23452	Containers & Packaging	First Lien Debt	S +	5.50%	9.30%	10/15/2027		810	806	810
ABB Concise Optical Group, LLC	12301 NW 39th Street, Coral Springs, FL 33065	Distributors	First Lien Debt	S +	7.50%	11.36%	02/23/2028		17,008	16,842	16,370
PT Intermediate Holdings III, LLC	1200 N Greenbriar Dr Ste A, Addison, IL	Distributors	First Lien Debt	S +	4.75% (incl. 1.00% PIK)	8.45%	04/09/2030		55,367	54,927	55,367
PT Intermediate Holdings III, LLC	1200 N Greenbriar Dr Ste A, Addison, IL	Distributors	First Lien Debt	S +	4.75% (incl. 1.00% PIK)	8.45%	04/09/2030		—	(4)	—
Any Hour, LLC	1374 130 S, Orem, Utah 84058	Diversified Consumer Services	First Lien Debt	S +	5.75% (incl. 3.25% PIK)	9.45%	05/23/2030		11,771	11,640	10,560
Any Hour, LLC	1374 130 S, Orem, Utah 84058	Diversified Consumer Services	First Lien Debt	S +	5.75% (incl. 3.25% PIK)	9.45%	05/23/2030		333	330	299
Any Hour, LLC	1374 130 S, Orem, Utah 84058	Diversified Consumer Services	First Lien Debt	S +	5.75% (incl. 3.25% PIK)	9.45%	05/23/2030		1,589	1,571	1,409
Apex Service Partners, LLC	201 E Kennedy Blvd Ste 1600, Tampa, FL, 33602	Diversified Consumer Services	First Lien Debt	S +	5.00%	8.67%	10/24/2030		71,200	70,389	71,200
Apex Service Partners, LLC	201 E Kennedy Blvd Ste 1600, Tampa, FL, 33602	Diversified Consumer Services	First Lien Debt	S +	5.00%	8.67%	10/24/2030		10,406	10,266	10,406
Apex Service Partners, LLC	201 E Kennedy Blvd Ste 1600, Tampa, FL, 33602	Diversified Consumer Services	First Lien Debt	S +	5.00%	8.67%	10/24/2029		2,416	2,366	2,416
Ascend Learning, LLC	25 Mall Road, Burlington, MA 01803	Diversified Consumer Services	First Lien Debt	S +	3.00%	6.67%	12/11/2028		7,283	7,259	7,100
Assembly Intermediate, LLC	9696 Culver Boulevard, Culver City, CA 90232	Diversified Consumer Services	First Lien Debt	S +	5.25%	8.95%	10/19/2027		8,056	7,859	8,056
Assembly Intermediate, LLC	9696 Culver Boulevard, Culver City, CA 90232	Diversified Consumer Services	First Lien Debt	S +	5.25%	8.95%	10/19/2027		1,778	1,733	1,778
Assembly Intermediate, LLC	9696 Culver Boulevard, Culver City, CA 90232	Diversified Consumer Services	First Lien Debt	S +	5.25%	8.95%	10/19/2027		—	(20)	—
DA Blocker Corp.	2482 Yonge Street #1366, Toronto, Ontario, M4P 2H5	Diversified Consumer Services	First Lien Debt	S +	4.75%	8.45%	02/10/2032		7,759	7,691	7,604
DA Blocker Corp.	2482 Yonge Street #1366, Toronto, Ontario, M4P 2H5	Diversified Consumer Services	First Lien Debt	S +	4.75%	8.45%	02/10/2032		—	(10)	(48)
DA Blocker Corp.	2482 Yonge Street #1366, Toronto, Ontario, M4P 2H5	Diversified Consumer Services	First Lien Debt	S +	4.75%	8.45%	02/10/2032		32	26	16
Eclipse Buyer, Inc.	3700 North Capital of Texas, Highway, Suite 420, Austin, TX	Diversified Consumer Services	First Lien Debt	S +	4.50%	8.18%	09/08/2031		8,362	8,293	8,299
Eclipse Buyer, Inc.	3700 North Capital of Texas, Highway, Suite 420, Austin, TX	Diversified Consumer Services	First Lien Debt	S +	4.50%	8.18%	09/08/2031		—	(5)	(11)
Eclipse Buyer, Inc.	3700 North Capital of Texas, Highway, Suite 420, Austin, TX	Diversified Consumer Services	First Lien Debt	S +	4.50%	8.18%	09/08/2031		—	(6)	(5)
Essential Services Holding Corporation	3416 Robards Court, Louisville, KY 40218	Diversified Consumer Services	First Lien Debt	S +	5.50% (incl. 2.75% PIK)	9.17%	06/17/2031		18,624	18,475	18,271
Essential Services Holding Corporation	3416 Robards Court, Louisville, KY 40218	Diversified Consumer Services	First Lien Debt	S +	5.50% (incl. 2.75% PIK)	9.17%	06/17/2031		—	(19)	(98)
Essential Services Holding Corporation	3416 Robards Court, Louisville, KY 40218	Diversified Consumer Services	First Lien Debt	S +	5.50% (incl. 2.75% PIK)	9.17%	06/17/2030		1,289	1,266	1,228
EVDR Purchaser, Inc.	5680 Greenwood Plaza Blvd. Ste 550, Greenwood Village, CO 80111	Diversified Consumer Services	First Lien Debt	S +	4.75%	8.42%	02/14/2031		36,313	35,763	36,211
EVDR Purchaser, Inc.	5680 Greenwood Plaza Blvd. Ste 550, Greenwood Village, CO 80111	Diversified Consumer Services	First Lien Debt	S +	4.75%	8.42%	02/14/2031		—	(64)	(29)

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
EVDR Purchaser, Inc.	5680 Greenwood Plaza Blvd. Ste 550, Greenwood Village, CO 80111	Diversified Consumer Services	First Lien Debt	S +	4.75%	8.42%	02/14/2031		2,006	1,919	1,989
Express Wash Acquisition Company, LLC	5821 Fairview Road, Charlotte, North Carolina, 28209	Diversified Consumer Services	First Lien Debt	S +	6.25%	9.90%	04/10/2031		5,653	5,502	5,582
Express Wash Acquisition Company, LLC	5821 Fairview Road, Charlotte, North Carolina, 28209	Diversified Consumer Services	First Lien Debt	S +	6.25%	9.90%	04/10/2031		—	(10)	(4)
FPG Intermediate Holdco, LLC	4901 Vineland Road Suite 300, Orlando, FL 32811	Diversified Consumer Services	First Lien Debt	S +	5.00% PIK	8.70%	07/02/2029		2,353	2,316	1,948
FPG Intermediate Holdco, LLC	4901 Vineland Road Suite 300, Orlando, FL 32811	Diversified Consumer Services	First Lien Debt	S +	5.00% PIK	8.70%	07/02/2029		803	803	803
GarageCo Intermediate II, LLC	50 Pine Street, New Canaan, Connecticut, 06840	Diversified Consumer Services	First Lien Debt	S +	4.25%	7.91%	08/02/2032		3,434	3,403	3,383
GarageCo Intermediate II, LLC	50 Pine Street, New Canaan, Connecticut, 06840	Diversified Consumer Services	First Lien Debt	S +	4.25%	7.91%	08/02/2032		—	(23)	(76)
GarageCo Intermediate II, LLC	50 Pine Street, New Canaan, Connecticut, 06840	Diversified Consumer Services	First Lien Debt	S +	4.25%	7.91%	08/02/2032		—	(14)	(23)
Heartland Home Services	4101 Sparks Drive, Suite B, Grand Rapids, MI 49546	Diversified Consumer Services	First Lien Debt	S +	5.75%	9.55%	12/15/2026		22,813	22,737	22,370
Kodiak Buyer, LLC	355 W University Pkwy, Orem, Utah, 84058	Diversified Consumer Services	First Lien Debt	S +	4.25%	7.95%	07/26/2032		9,206	9,121	9,185
Kodiak Buyer, LLC	355 W University Pkwy, Orem, Utah, 84058	Diversified Consumer Services	First Lien Debt	S +	4.25%	7.95%	07/26/2032		—	(15)	(7)
Kodiak Buyer, LLC	355 W University Pkwy, Orem, Utah, 84058	Diversified Consumer Services	First Lien Debt	S +	4.25%	7.95%	07/23/2032		—	(23)	(6)
LHS Borrower, LLC	1595 Georgetown Rd, Hudson, OH 44236	Diversified Consumer Services	First Lien Debt	S +	5.25%	8.92%	09/04/2031		12,853	12,675	12,628
LHS Borrower, LLC	1595 Georgetown Rd, Hudson, OH 44236	Diversified Consumer Services	First Lien Debt	S +	5.25%	8.92%	09/04/2031		257	243	239
Lightspeed Solution, LLC	2500 Bee Cave Road Building One Suite 350, Austin, TX, 78746	Diversified Consumer Services	First Lien Debt	S +	6.00%	9.67%	03/01/2028		23,202	23,063	22,693
Lightspeed Solution, LLC	2500 Bee Cave Road Building One Suite 350, Austin, TX, 78746	Diversified Consumer Services	First Lien Debt	S +	6.00%	9.67%	03/01/2028		1,377	1,368	1,346
Project Accelerate Parent, LLC	8320 Highway 107, Sherwood, AR 72120	Diversified Consumer Services	First Lien Debt	S +	5.25%	8.92%	02/24/2031		27,014	26,807	27,014
Project Accelerate Parent, LLC	8320 Highway 107, Sherwood, AR 72120	Diversified Consumer Services	First Lien Debt	S +	5.25%	8.92%	02/24/2031		—	(27)	—
Spring Education Group, Inc.	1999 S Bascom Avenue, Suite 400, Campbell, CA 95008	Diversified Consumer Services	First Lien Debt	S +	3.25%	6.95%	10/04/2030		3,910	3,921	3,870
Vertex Service Partners, LLC	One California St., Suite 2900, San Francisco, CA 94111	Diversified Consumer Services	First Lien Debt	S +	6.00%	9.70%	11/08/2030		9,908	9,732	9,700
Vertex Service Partners, LLC	One California St., Suite 2900, San Francisco, CA 94111	Diversified Consumer Services	First Lien Debt	S +	6.00%	9.70%	11/08/2030		13,046	12,809	12,754
Vertex Service Partners, LLC	One California St., Suite 2900, San Francisco, CA 94111	Diversified Consumer Services	First Lien Debt	S +	6.00%	9.70%	11/08/2030		1,543	1,510	1,501
Wand NewCo 3, Inc.	401 E. Corporate Drive, Suite 150, Lewisville, TX 75057	Diversified Consumer Services	First Lien Debt	S +	2.50%	6.17%	01/30/2031		7,065	7,069	6,999
Accel International Holdings, Inc.	508 Colony St, Meriden, Connecticut, 06450	Electrical Equipment	First Lien Debt	S +	4.50%	8.17%	04/26/2032		24,507	24,397	24,507

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Accel International Holdings, Inc.	508 Colony St, Meriden, Connecticut, 06450	Electrical Equipment	First Lien Debt	S +	4.50%	8.17%	04/26/2032		—	(18)	—
Kohler Energy Co, LLC	444 Highland Drive Kohler, WI 53044	Electrical Equipment	First Lien Debt	S +	3.00%	6.70%	05/01/2031		4,591	4,625	4,580
Spark Buyer, LLC	133 N Swift Road, Addison, IL 60101	Electrical Equipment	First Lien Debt	S +	5.25%	8.90%	10/15/2031		5,246	5,180	4,800
Spark Buyer, LLC	133 N Swift Road, Addison, IL 60101	Electrical Equipment	First Lien Debt	S +	5.25%	8.90%	10/15/2031		—	(13)	(181)
Spark Buyer, LLC	133 N Swift Road, Addison, IL 60101	Electrical Equipment	First Lien Debt	S +	5.25%	8.90%	10/15/2031		478	465	388
Abracon Group Holdings, LLC	5101 Hidden Creek Lane, Spicewood, TX 78669	Electronic Equipment, Instruments & Components	First Lien Debt	S +	6.60% (incl. 4.60% PIK)	10.32%	07/06/2028		29,755	29,203	14,283
Abracon Group Holdings, LLC	5101 Hidden Creek Lane, Spicewood, TX 78669	Electronic Equipment, Instruments & Components	First Lien Debt	S +	6.60% (incl. 4.60% PIK)	10.32%	07/06/2028		1,990	1,957	955
Chamberlain Group, Inc.	300 Windsor Drive, Oak Brook, IL 60523	Electronic Equipment, Instruments & Components	First Lien Debt	S +	2.75%	6.42%	09/08/2032		6,773	6,768	6,703
Dwyer Instruments, Inc.	102 IN-212, Michigan City, IN 46360	Electronic Equipment, Instruments & Components	First Lien Debt	S +	4.75%	8.45%	07/20/2029		45,706	45,232	45,363
Dwyer Instruments, Inc.	102 IN-212, Michigan City, IN 46360	Electronic Equipment, Instruments & Components	First Lien Debt	S +	4.75%	8.45%	07/20/2029		18,085	17,867	17,950
Dwyer Instruments, Inc.	102 IN-212, Michigan City, IN 46360	Electronic Equipment, Instruments & Components	First Lien Debt	S +	4.75%	8.45%	07/20/2029		1,961	1,925	1,928
Infinite Bidco, LLC	17792 Fitch, Irvine, California 92614	Electronic Equipment, Instruments & Components	First Lien Debt	S +	6.25%	9.91%	03/02/2028		9,045	8,987	9,003
Magneto Components Buyco, LLC	311 Sinclair Rd, Bristol, PA, 19007	Electronic Equipment, Instruments & Components	First Lien Debt	S +	6.00%	9.70%	12/05/2030		48,253	47,621	48,253
Magneto Components Buyco, LLC	311 Sinclair Rd, Bristol, PA, 19007	Electronic Equipment, Instruments & Components	First Lien Debt	S +	6.00%	9.70%	12/05/2029		—	(89)	—
NDT Global Holding, Inc.	15500 International Plaza Dr., Houston, Texas, 77032	Electronic Equipment, Instruments & Components	First Lien Debt	S +	4.50%	8.17%	06/04/2032		26,931	26,686	26,527
NDT Global Holding, Inc.	15500 International Plaza Dr., Houston, Texas, 77032	Electronic Equipment, Instruments & Components	First Lien Debt	S +	4.50%	8.17%	06/04/2032		5,280	5,197	5,099
NDT Global Holding, Inc.	15500 International Plaza Dr., Houston, Texas, 77032	Electronic Equipment, Instruments & Components	First Lien Debt	S +	4.50%	8.17%	06/04/2032		301	248	210
NSI Holdings, Inc.	13235 Reese Boulevard West, Huntersville, North Carolina, 28078	Electronic Equipment, Instruments & Components	First Lien Debt	S +	4.50%	8.20%	11/17/2031		19,243	19,080	19,243

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
NSI Holdings, Inc.	13235 Reese Boulevard West, Huntersville, North Carolina, 28078	Electronic Equipment, Instruments & Components	First Lien Debt	S +	4.50%	8.20%	11/17/2031		—	(13)	—
NSI Holdings, Inc.	13235 Reese Boulevard West, Huntersville, North Carolina, 28078	Electronic Equipment, Instruments & Components	First Lien Debt	P +	3.75%	10.50%	11/17/2031		—	(33)	—
Pamlico Avant Holdings, LP	2 N Riverside Plaza Suite 2450, Chicago, IL 60606	Electronic Equipment, Instruments & Components	First Lien Debt	S +	4.50%	8.20%	12/31/2032		12,112	11,994	11,930
Pamlico Avant Holdings, LP	2 N Riverside Plaza Suite 2450, Chicago, IL 60606	Electronic Equipment, Instruments & Components	First Lien Debt	S +	4.50%	8.20%	12/31/2032		—	(16)	(25)
Varsity Brands, Inc.	14460 Varsity Brands Way, Farmers Branch, TX 75244	Entertainment	First Lien Debt	S +	2.75%	6.45%	08/26/2031		5,955	5,959	5,923
Applitools, Inc.	155 Bovet Road, Suite 600, San Mateo, CA 94402	Financial Services	First Lien Debt	S +	6.25% PIK	9.92%	05/25/2029		14,513	14,417	12,627
Applitools, Inc.	155 Bovet Road, Suite 600, San Mateo, CA 94402	Financial Services	First Lien Debt	S +	6.25%	9.92%	05/25/2028		—	(11)	(208)
BCTO Bluebill Midco, Inc.	8888 Keystone Crossing, Indianapolis, IN 46240	Financial Services	First Lien Debt	S +	4.50%	8.17%	07/30/2032		21,333	21,136	20,907
BCTO Bluebill Midco, Inc.	8888 Keystone Crossing, Indianapolis, IN 46240	Financial Services	First Lien Debt	S +	4.50%	8.17%	07/30/2032		—	(24)	(53)
Cerity Partners, LLC	335 Madison Avenue, 23rd Floor, New York, NY 10017	Financial Services	First Lien Debt	S +	4.50%	8.20%	07/28/2031		17,837	17,698	17,837
Cerity Partners, LLC	335 Madison Avenue, 23rd Floor, New York, NY 10017	Financial Services	First Lien Debt	S +	4.50%	8.20%	07/28/2031		—	(12)	—
Cerity Partners, LLC	335 Madison Avenue, 23rd Floor, New York, NY 10017	Financial Services	First Lien Debt	S +	4.50%	8.20%	07/28/2031		456	450	456
Cliffwater, LLC	4640 Admiralty Way 11th Floor, Marina del Rey, California, 90292	Financial Services	First Lien Debt	S +	4.75%	8.42%	04/22/2032		21,250	21,059	20,931
Cliffwater, LLC	4640 Admiralty Way 11th Floor, Marina del Rey, California, 90292	Financial Services	First Lien Debt	S +	4.75%	8.42%	04/22/2032		—	(18)	(31)
GC Waves Holdings, Inc.	1200 17th Street, Suite 500, Denver, CO 80202	Financial Services	First Lien Debt	S +	4.50%	8.17%	10/04/2030		22,261	21,900	22,202
GC Waves Holdings, Inc.	1200 17th Street, Suite 500, Denver, CO 80202	Financial Services	First Lien Debt	S +	4.50%	8.17%	10/04/2030		16,629	16,242	16,583
GC Waves Holdings, Inc.	1200 17th Street, Suite 500, Denver, CO 80202	Financial Services	First Lien Debt	S +	4.50%	8.17%	10/04/2030		—	(18)	(4)
MAI Capital Management Intermediate, LLC	6050 Oak Tree Blvd. Suite 500, Cleveland, OH 44131	Financial Services	First Lien Debt	S +	4.75%	8.45%	08/29/2031		4,609	4,571	4,517
MAI Capital Management Intermediate, LLC	6050 Oak Tree Blvd. Suite 500, Cleveland, OH 44131	Financial Services	First Lien Debt	S +	4.75%	8.45%	08/29/2031		4,205	4,165	4,107
MAI Capital Management Intermediate, LLC	6050 Oak Tree Blvd. Suite 500, Cleveland, OH 44131	Financial Services	First Lien Debt	S +	4.75%	8.45%	08/29/2031		450	441	426
PMA Parent Holdings, LLC	2135 CityGate Ln, 7th Fl, Naperville, Illinois, 60563	Financial Services	First Lien Debt	S +	4.75%	8.45%	01/31/2031		4,913	4,857	4,851
PMA Parent Holdings, LLC	2135 CityGate Ln, 7th Fl, Naperville, Illinois, 60563	Financial Services	First Lien Debt	S +	4.75%	8.45%	01/31/2031		—	(4)	(5)

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
SitusAMC Holdings Corporation	5065 Westheimer Suite 700E, Houston, Texas, 77056	Financial Services	First Lien Debt	S +	5.50%	9.20%	05/14/2031		19,113	19,060	19,113
Smarsh, Inc.	851 SW 6th Avenue, Portland, Oregon 97204	Financial Services	First Lien Debt	S +	4.75%	8.45%	02/16/2029		11,250	11,191	11,100
Smarsh, Inc.	851 SW 6th Avenue, Portland, Oregon 97204	Financial Services	First Lien Debt	S +	4.75%	8.45%	02/16/2029		238	235	210
Smarsh, Inc.	851 SW 6th Avenue, Portland, Oregon 97204	Financial Services	First Lien Debt	S +	4.75%	8.45%	02/16/2029		343	334	321
Trintech, Inc.	5600 Granite Parkway, Suite 10000, Plano, TX 75024	Financial Services	First Lien Debt	S +	4.75%	8.42%	01/28/2033		25,742	25,488	25,488
Trintech, Inc.	5600 Granite Parkway, Suite 10000, Plano, TX 75024	Financial Services	First Lien Debt	S +	4.75%	8.42%	01/28/2033		—	(21)	(21)
Trintech, Inc.	5600 Granite Parkway, Suite 10000, Plano, TX 75024	Financial Services	First Lien Debt	S +	4.75%	8.42%	01/28/2033		—	(31)	(31)
Teasdale Foods, Inc. (Teasdale Latin Foods)	3041 Churchill Dr. Ste 100,, Flower Mound, TX, 75022-2733	Food Products	First Lien Debt	S +	6.25% PIK	11.47%	03/30/2029		3,643	3,590	2,422
eShipping, LLC	10812 North West Highway 45, Parkville, Missouri, 64152	Ground Transportation	First Lien Debt	S +	4.50%	8.20%	12/23/2032		2,848	2,834	2,820
eShipping, LLC	10812 North West Highway 45, Parkville, Missouri, 64152	Ground Transportation	First Lien Debt	S +	4.50%	8.20%	12/23/2032		—	(3)	(11)
eShipping, LLC	10812 North West Highway 45, Parkville, Missouri, 64152	Ground Transportation	First Lien Debt	P +	3.50%	10.25%	12/23/2032		34	31	28
SV Newco 2, Inc.	1-24 Akerley Boulevard, Dartmouth, Nova Scotia, Canada	Ground Transportation	First Lien Debt	S +	4.75%	8.45%	06/02/2031		34,892	34,476	34,828
SV Newco 2, Inc.	1-24 Akerley Boulevard, Dartmouth, Nova Scotia, Canada	Ground Transportation	First Lien Debt	S +	4.75%	8.45%	06/02/2031		16,324	16,119	16,294
SV Newco 2, Inc.	1-24 Akerley Boulevard, Dartmouth, Nova Scotia, Canada	Ground Transportation	First Lien Debt	S +	4.75%	8.45%	06/02/2031		1,265	1,134	1,244
Journey Personal Care Corp.	450 Lexington Avenue, 40th Floor, New York, NY 10017	Health Care Equipment & Supplies	First Lien Debt	S +	3.75%	7.42%	03/01/2028		4,902	4,868	4,700
Medline Borrower, LP	Three Lakes Drive, Northfield, IL 60093	Health Care Equipment & Supplies	First Lien Debt	S +	1.75%	5.42%	10/23/2030		6,601	6,603	6,608
PerkinElmer U.S., LLC	710 Bridgeport Ave, Shelton, CT 06484	Health Care Equipment & Supplies	First Lien Debt	S +	4.75%	8.43%	03/13/2029		27,881	27,436	27,671
PerkinElmer U.S., LLC	710 Bridgeport Ave, Shelton, CT 06484	Health Care Equipment & Supplies	First Lien Debt	S +	4.75%	8.43%	03/13/2029		—	(3)	(10)
Tidi Legacy Products, Inc.	570 Enterprise Drive, Neenah, WI 54956	Health Care Equipment & Supplies	First Lien Debt	S +	4.50%	8.17%	12/19/2029		11,000	10,853	11,000
Tidi Legacy Products, Inc.	570 Enterprise Drive, Neenah, WI 54956	Health Care Equipment & Supplies	First Lien Debt	S +	4.50%	8.17%	12/19/2029		2,947	2,901	2,947
Tidi Legacy Products, Inc.	570 Enterprise Drive, Neenah, WI 54956	Health Care Equipment & Supplies	First Lien Debt	S +	4.50%	8.17%	12/19/2029		—	(26)	—
YI, LLC	2260 Wendt St, Algonquin, IL 60102	Health Care Equipment & Supplies	First Lien Debt	S +	5.75%	9.43%	12/03/2029		17,486	17,251	17,468
YI, LLC	2260 Wendt St, Algonquin, IL 60102	Health Care Equipment & Supplies	First Lien Debt	S +	5.75%	9.43%	12/03/2029		—	(34)	(3)
Advarra Holdings, Inc.	6940 Columbia Gateway Drive, Suite 110 Columbia, MD 21046	Health Care Providers & Services	First Lien Debt	S +	4.50%	8.17%	09/15/2031		14,893	14,688	14,670

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Advarra Holdings, Inc.	6940 Columbia Gateway Drive, Suite 110 Columbia, MD 21046	Health Care Providers & Services	First Lien Debt	S +	4.50%	8.17%	09/15/2031		—	(2)	(18)
Blue River PetCare, LLC	1 South Wacker Drive, Suite 2200, Chicago, IL 60606	Health Care Providers & Services	First Lien Debt	S +	5.00%	8.67%	08/01/2029		538	538	538
Blue River PetCare, LLC	1 South Wacker Drive, Suite 2200, Chicago, IL 60606	Health Care Providers & Services	First Lien Debt	S +	5.00%	8.67%	08/01/2029		—	(3)	(3)
Blue River PetCare, LLC	1 South Wacker Drive, Suite 2200, Chicago, IL 60606	Health Care Providers & Services	First Lien Debt	S +	5.00%	8.67%	08/01/2029		25	24	24
CNT Holdings I Corp.	666 Fifth Avenue, 36th Floor, New York, NY 10103	Health Care Providers & Services	First Lien Debt	S +	2.50%	6.17%	11/08/2032		6,782	6,790	6,774
DCA Investment Holdings, LLC	6240 Lake Osprey Dr, Sarasota, Florida, 34240	Health Care Providers & Services	First Lien Debt	S +	6.50%	12.08%	04/03/2028		49,307	48,881	39,763
DCA Investment Holdings, LLC	6240 Lake Osprey Dr, Sarasota, Florida, 34240	Health Care Providers & Services	First Lien Debt	S +	6.50%	12.08%	04/03/2028		3,787	3,750	3,055
ExamWorks BidCo, Inc.	3280 Peachtree Road NE, Suite 2625, Atlanta, GA 30305	Health Care Providers & Services	First Lien Debt	S +	2.50%	6.17%	02/06/2033		6,808	6,813	6,796
Gateway US Holdings, Inc.	109 – 230 Hanlon Creek Boulevard, Guelph, Ontario N1C 0A1, Canada	Health Care Providers & Services	First Lien Debt	S +	4.75%	8.45%	09/22/2028		11,839	11,797	11,779
Gateway US Holdings, Inc.	109 – 230 Hanlon Creek Boulevard, Guelph, Ontario N1C 0A1, Canada	Health Care Providers & Services	First Lien Debt	S +	4.75%	8.45%	09/22/2028		3,585	3,565	3,562
Gateway US Holdings, Inc.	109 – 230 Hanlon Creek Boulevard, Guelph, Ontario N1C 0A1, Canada	Health Care Providers & Services	First Lien Debt	S +	4.75%	8.45%	09/22/2028		—	(2)	(2)
Heartland Veterinary Partners, LLC	10 South LaSalle Street, Suite 2120, Chicago, IL 60603	Health Care Providers & Services	First Lien Debt	S +	4.75%	8.51%	06/12/2028		6,247	6,240	6,247
Heartland Veterinary Partners, LLC	10 South LaSalle Street, Suite 2120, Chicago, IL 60603	Health Care Providers & Services	First Lien Debt	S +	4.75%	8.51%	06/12/2028		14,726	14,682	14,726
Heartland Veterinary Partners, LLC	10 South LaSalle Street, Suite 2120, Chicago, IL 60603	Health Care Providers & Services	First Lien Debt	S +	4.75%	8.51%	06/12/2028		—	(1)	—
iCIMS, Inc.	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Health Care Providers & Services	First Lien Debt	S +	5.75%	9.42%	08/18/2028		16,989	16,891	16,548
iCIMS, Inc.	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Health Care Providers & Services	First Lien Debt	S +	5.75%	9.42%	08/18/2028		86	84	70

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Imagine 360, LLC	1550 Liberty Ridge Drive, Wayne, PA 19087	Health Care Providers & Services	First Lien Debt	S +	4.75%	8.45%	10/02/2028		13,165	13,078	13,165
Imagine 360, LLC	1550 Liberty Ridge Drive, Wayne, PA 19087	Health Care Providers & Services	First Lien Debt	S +	4.75%	8.45%	10/02/2028		—	(6)	—
Imagine 360, LLC	1550 Liberty Ridge Drive, Wayne, PA 19087	Health Care Providers & Services	First Lien Debt	S +	4.75%	8.45%	10/02/2028		—	(7)	—
Invictus Buyer, LLC	10411 Clayton Rd Suite 211, St. Louis, MO 63131	Health Care Providers & Services	First Lien Debt	S +	4.50%	8.20%	06/03/2031		1,567	1,554	1,563
Invictus Buyer, LLC	10411 Clayton Rd Suite 211, St. Louis, MO 63131	Health Care Providers & Services	First Lien Debt	S +	4.50%	8.20%	06/03/2031		—	(2)	(2)
Invictus Buyer, LLC	10411 Clayton Rd Suite 211, St. Louis, MO 63131	Health Care Providers & Services	First Lien Debt	S +	4.50%	8.20%	06/03/2031		—	(2)	(1)
LSCS Holdings, Inc.	190 N Milwaukee St, Milwaukee, WI, 53202	Health Care Providers & Services	First Lien Debt	S +	4.50%	8.20%	03/04/2032		3,465	3,469	3,240
MED ParentCo, LP	1209 ORANGE ST, WILMINGTON, 19801	Health Care Providers & Services	First Lien Debt	S +	3.00%	6.67%	04/15/2031		2,978	2,990	2,974
Medical Solutions, LLC	1010 N. 102nd Street, Suite 300, Omaha, Nebraska 68114	Health Care Providers & Services	First Lien Debt	S +	3.50%	7.27%	11/01/2028		5,285	5,283	3,699
Merative, LP	100 Phoenix Drive Ann Arbor, Michigan 48108	Health Care Providers & Services	First Lien Debt	S +	4.50%	8.20%	09/30/2032		29,368	29,229	29,221
Merative, LP	100 Phoenix Drive Ann Arbor, Michigan 48108	Health Care Providers & Services	First Lien Debt	S +	4.50%	8.20%	09/30/2032		—	(8)	(17)
Merative, LP	100 Phoenix Drive Ann Arbor, Michigan 48108	Health Care Providers & Services	First Lien Debt	S +	4.50%	8.20%	09/30/2032		—	(14)	(15)
Midwest Physician Administrative Services, LLC	1100 West 31st Street, Suite 300, Downers Grove, IL 60515	Health Care Providers & Services	First Lien Debt	S +	3.00%	6.96%	03/12/2028		3,829	3,826	3,252
mPulse Mobile, Inc.	16530 Ventura Blv, Encino, California, 91436	Health Care Providers & Services	First Lien Debt	S +	4.75%	8.45%	02/25/2033		29,206	28,936	28,402
mPulse Mobile, Inc.	16530 Ventura Blv, Encino, California, 91436	Health Care Providers & Services	First Lien Debt	S +	4.75%	8.45%	02/25/2033		—	(13)	(77)
mPulse Mobile, Inc.	16530 Ventura Blv, Encino, California, 91436	Health Care Providers & Services	First Lien Debt	S +	4.75%	8.45%	02/25/2033		—	(38)	(115)
Pacific Dental Services, LLC	17000 Red Hill Avenue, Irvine, CA 92614	Health Care Providers & Services	First Lien Debt	S +	2.50%	6.18%	03/15/2031		2,940	2,949	2,940
Pareto Health Intermediate Holdings, Inc.	FMC Tower, 2929 Walnut Street, Suite 1500, Philadelphia, PA 19104	Health Care Providers & Services	First Lien Debt	S +	5.00%	8.71%	06/03/2030		69,811	68,880	69,636
Pareto Health Intermediate Holdings, Inc.	FMC Tower, 2929 Walnut Street, Suite 1500, Philadelphia, PA 19104	Health Care Providers & Services	First Lien Debt	S +	5.00%	8.71%	06/01/2029		—	(103)	(25)
PPV Intermediate Holdings, LLC	141 Longwater Drive, Suite 108, Norwell, MA 02061	Health Care Providers & Services	First Lien Debt	S +	5.75%	9.42%	08/31/2029		27,360	26,714	26,881

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
PPV Intermediate Holdings, LLC	141 Longwater Drive, Suite 108, Norwell, MA 02061	Health Care Providers & Services	First Lien Debt	S +	5.75%	9.42%	08/31/2029		19,194	19,093	18,858
Promptcare Infusion Buyer, Inc.	41 Spring Street New Providence, NJ 07974	Health Care Providers & Services	First Lien Debt	S +	6.00%	9.95%	09/01/2027		3,760	3,751	3,760
Promptcare Infusion Buyer, Inc.	41 Spring Street New Providence, NJ 07974	Health Care Providers & Services	First Lien Debt	S +	6.00%	9.95%	09/01/2027		586	584	586
Raven Acquisition Holdings, LLC	433 W. Ascension Way, Suite 200, Murray, UT 84123	Health Care Providers & Services	First Lien Debt	S +	3.00%	6.67%	11/19/2031		4,620	4,600	4,527
Raven Acquisition Holdings, LLC	433 W. Ascension Way, Suite 200, Murray, UT 84123	Health Care Providers & Services	First Lien Debt	S +	3.00%	6.67%	11/19/2031		—	(1)	(7)
Stepping Stones Healthcare Services, LLC	9 Phillips Rd, Hainesport, NJ 08036	Health Care Providers & Services	First Lien Debt	S +	4.75%	8.45%	01/05/2033		10,992	10,928	10,928
Stepping Stones Healthcare Services, LLC	9 Phillips Rd, Hainesport, NJ 08036	Health Care Providers & Services	First Lien Debt	S +	4.75%	8.45%	01/05/2033		—	(2)	(2)
Suveto Buyer, LLC	1000 Texan Trail #270, Grapevine, TX 76051	Health Care Providers & Services	First Lien Debt	S +	4.50%	8.17%	09/09/2027		5,420	5,346	5,420
Suveto Buyer, LLC	1000 Texan Trail #270, Grapevine, TX 76051	Health Care Providers & Services	First Lien Debt	P +	3.50%	10.25%	09/09/2027		42	34	42
TA Polaris Buyer, Inc.	3150 SW 38TH Ave FL 4, Miami, Florida, 33146	Health Care Providers & Services	First Lien Debt	S +	4.50%	8.18%	12/12/2032		10,378	10,328	10,226
TA Polaris Buyer, Inc.	3150 SW 38TH Ave FL 4, Miami, Florida, 33146	Health Care Providers & Services	First Lien Debt	S +	4.50%	8.18%	12/12/2032		1,341	1,327	1,277
TA Polaris Buyer, Inc.	3150 SW 38TH Ave FL 4, Miami, Florida, 33146	Health Care Providers & Services	First Lien Debt	S +	4.50%	8.18%	12/12/2032		—	(6)	(19)
Tivity Health, Inc.	701 Cool Springs Blvd, Franklin, TN, 37067	Health Care Providers & Services	First Lien Debt	S +	5.00%	8.67%	06/28/2029		17,770	17,663	17,681
Vardiman Black Holdings, LLC	401 Church St., Ste. 1900, Nashville, TN 37219	Health Care Providers & Services	First Lien Debt	S +	7.00% PIK	10.77%	03/18/2027		16,906	16,906	12,088
Vardiman Black Holdings, LLC	401 Church St., Ste. 1900, Nashville, TN 37219	Health Care Providers & Services	First Lien Debt	S +	7.00% PIK	10.77%	03/18/2027		1,899	1,878	1,491
Athenahealth, Inc.	311 Arsenal Street, Watertown, MA 02472	Health Care Technology	First Lien Debt	S +	2.75%	6.42%	02/15/2029		7,267	7,253	7,122
Hyland Software, Inc.	28105 Clemens Road, Westlake, Ohio 44145	Health Care Technology	First Lien Debt	S +	5.00%	8.70%	09/19/2030		69,626	68,888	69,557
Hyland Software, Inc.	28105 Clemens Road, Westlake, Ohio 44145	Health Care Technology	First Lien Debt	S +	5.00%	8.70%	09/19/2029		—	(26)	(3)
Imprivata, Inc.	20 CityPoint, 6th floor, 480 Totten Pond Rd, Waltham, MA 02451	Health Care Technology	First Lien Debt	S +	3.00%	6.70%	12/01/2027		6,356	6,355	6,297
MedAssets Software Intermediate Holdings, Inc.	200 North Point Center East, Suite 400, Alpharetta, GA 30022	Health Care Technology	First Lien Debt	S +	4.00%	7.74%	12/15/2028		6,106	6,106	3,604
Press Ganey Holdings, Inc.	53 State Street, Suite 2101, Boston, MA 02109	Health Care Technology	First Lien Debt	S +	3.00%	6.67%	04/30/2031		2,963	2,960	2,956

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Project Ruby Ultimate Parent Corp.	600 Montgomery St., 32nd Floor, San Francisco, CA 94111	Health Care Technology	First Lien Debt	S +	2.75%	6.53%	03/10/2028		5,294	5,294	5,264
Symplr Software, Inc.	315 Capitol Street, Suite 100, Houston, TX 77002	Health Care Technology	First Lien Debt	S +	4.50%	8.27%	12/22/2027		4,786	4,790	3,350
Madison Safety & Flow, LLC	444 West Lake, Suite 4400, Chicago, Illinois, 60606	Household Durables	First Lien Debt	S +	2.50%	6.18%	09/26/2031		3,846	3,854	3,843
Lightning Power, LLC	251 Little Falls Drive, Wilmington, DE 19808	Independent Power and Renewable Electricity Producers	First Lien Debt	S +	2.25%	5.92%	08/18/2031		6,912	6,920	6,920
Aptean, Inc.	4325 Alexander Dr #100, Alpharetta, GA 30022	Industrial Conglomerates	First Lien Debt	S +	4.75%	8.42%	01/30/2031		76,683	76,134	76,683
Aptean, Inc.	4325 Alexander Dr #100, Alpharetta, GA 30022	Industrial Conglomerates	First Lien Debt	S +	4.75%	8.42%	01/30/2031		—	(3)	—
Aptean, Inc.	4325 Alexander Dr #100, Alpharetta, GA 30022	Industrial Conglomerates	First Lien Debt	S +	4.75%	8.42%	01/30/2031		1,377	1,337	1,377
Raptor Merger Sub Debt, LLC	1 Millennium Drive, Willingboro, NJ 08046	Industrial Conglomerates	First Lien Debt	S +	5.50%	9.20%	04/01/2030		45,000	44,484	45,000
Raptor Merger Sub Debt, LLC	1 Millennium Drive, Willingboro, NJ 08046	Industrial Conglomerates	First Lien Debt	S +	5.50%	9.20%	04/01/2030		814	776	814
Acrisure, LLC	100 Ottawa Ave SW, Grand Rapids, MI 49503	Insurance Services	First Lien Debt	S +	3.00%	6.67%	11/06/2030		4,938	4,926	4,776
Alliant Holdings Intermediate, LLC	1301 Dove Street, Suite 200, Newport Beach, CA 92660	Insurance Services	First Lien Debt	S +	2.50%	6.17%	09/19/2031		7,068	7,075	7,007
Amerilife Holdings, LLC	2650 McCormick Drive Suite 300L, Clearwater, FL 33759	Insurance Services	First Lien Debt	S +	5.00%	8.67%	08/31/2029		30,609	30,379	30,303
Amerilife Holdings, LLC	2650 McCormick Drive Suite 300L, Clearwater, FL 33759	Insurance Services	First Lien Debt	S +	5.00%	8.67%	08/31/2029		€3,453	3,430	3,362
Amerilife Holdings, LLC	2650 McCormick Drive Suite 300L, Clearwater, FL 33759	Insurance Services	First Lien Debt	S +	5.00%	8.67%	08/31/2028		450	440	423
Broadstreet Partners, Inc.	28 Liberty Street, New York, NY 10005	Insurance Services	First Lien Debt	S +	2.50%	6.47%	06/13/2031		7,412	7,398	7,221
Fetch, Inc.	101 Greenwich St., New York City, New York, USA	Insurance Services	First Lien Debt	S +	4.75%	8.45%	03/31/2033		17,680	17,503	17,503
Fetch, Inc.	101 Greenwich St., New York City, New York, USA	Insurance Services	First Lien Debt	S +	4.75%	8.45%	03/31/2033		—	(26)	(26)
Fetch, Inc.	101 Greenwich St., New York City, New York, USA	Insurance Services	First Lien Debt	S +	4.75%	8.45%	03/31/2033		—	(31)	(31)
Foundation Risk Partners Corp.	1540 Cornerstone Boulevard, Suite 230, Daytona Beach, FL 32117	Insurance Services	First Lien Debt	S +	4.75%	8.45%	10/29/2030		34,529	34,277	34,529
Foundation Risk Partners Corp.	1540 Cornerstone Boulevard, Suite 230, Daytona Beach, FL 32117	Insurance Services	First Lien Debt	S +	4.75%	8.45%	10/29/2030		19,230	19,047	19,230
Foundation Risk Partners Corp.	1540 Cornerstone Boulevard, Suite 230, Daytona Beach, FL 32117	Insurance Services	First Lien Debt	S +	4.75%	8.45%	10/29/2029		803	788	803

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Galway Borrower, LLC	1350 Broadway, New York, NY 10018	Insurance Services	First Lien Debt	S +	4.50%	8.20%	09/29/2028		33,892	33,564	33,404
Galway Borrower, LLC	1350 Broadway, New York, NY 10018	Insurance Services	First Lien Debt	S +	4.50%	8.20%	09/29/2028		11,715	11,580	11,542
Galway Borrower, LLC	1350 Broadway, New York, NY 10018	Insurance Services	First Lien Debt	S +	4.50%	8.20%	09/29/2028		852	835	820
Higginbotham Insurance Agency, Inc.	500 W 13th St, Fort Worth, TX 76102	Insurance Services	First Lien Debt	S +	4.50%	8.17%	06/11/2031		36,514	36,355	36,514
Higginbotham Insurance Agency, Inc.	500 W 13th St, Fort Worth, TX 76102	Insurance Services	First Lien Debt	S +	4.50%	8.17%	06/11/2031		—	(44)	—
High Street Buyer, Inc.	333 West Grandview Parkway, Suite 201, Traverse City, MI 49684	Insurance Services	First Lien Debt	S +	4.50%	8.20%	04/14/2028		4,141	4,139	4,124
High Street Buyer, Inc.	333 West Grandview Parkway, Suite 201, Traverse City, MI 49684	Insurance Services	First Lien Debt	S +	4.50%	8.20%	04/14/2028		58,559	58,074	58,326
High Street Buyer, Inc.	333 West Grandview Parkway, Suite 201, Traverse City, MI 49684	Insurance Services	First Lien Debt	S +	4.50%	8.20%	04/16/2027		—	—	(3)
HUB International Limited	150 N Riverside Plaza, 17th Floor, Chicago, IL 60606	Insurance Services	First Lien Debt	S +	2.25%	5.92%	06/20/2030		4,188	4,192	4,176
Inszone Mid, LLC	2721 Citrus Road, Suite A, Rancho Cordova, CA 95742	Insurance Services	First Lien Debt	S +	5.25%	8.95%	11/30/2029		13,664	13,479	13,561
Inszone Mid, LLC	2721 Citrus Road, Suite A, Rancho Cordova, CA 95742	Insurance Services	First Lien Debt	S +	5.25%	8.95%	11/30/2029		30,372	29,993	30,116
Inszone Mid, LLC	2721 Citrus Road, Suite A, Rancho Cordova, CA 95742	Insurance Services	First Lien Debt	S +	5.25%	8.95%	11/30/2029		—	(41)	(27)
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Boulevard, Suite 450, Dallas, TX 75019	Insurance Services	First Lien Debt	S +	5.00%	8.67%	08/25/2028		110,903	110,903	110,903
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Boulevard, Suite 450, Dallas, TX 75019	Insurance Services	First Lien Debt	S +	5.00%	8.67%	08/25/2028		—	—	—
Iris Specialty Acquisiton, LLC	1811 Aston Ave. Suite 200, Carlsbad, California, 92008	Insurance Services	First Lien Debt	S +	4.50%	8.20%	11/22/2032		29,415	29,274	29,195
Iris Specialty Acquisiton, LLC	1811 Aston Ave. Suite 200, Carlsbad, California, 92008	Insurance Services	First Lien Debt	S +	4.50%	8.20%	11/22/2032		—	(12)	(37)
Iris Specialty Acquisiton, LLC	1811 Aston Ave. Suite 200, Carlsbad, California, 92008	Insurance Services	First Lien Debt	S +	4.50%	8.20%	11/22/2032		992	971	959
Long Term Care Group, Inc.	2000 Wade Hampton Boulevard, Greenville, SC 29615	Insurance Services	First Lien Debt	S +	6.00%	9.93%	09/08/2027		14,618	14,386	13,192
Majesco, Inc.	412 Mount Kemble Avenue, Suite 110c, Morristown, NJ 07960	Insurance Services	First Lien Debt	S +	4.50%	8.20%	01/07/2033		12,201	12,171	12,171
Majesco, Inc.	412 Mount Kemble Avenue, Suite 110c, Morristown, NJ 07960	Insurance Services	First Lien Debt	S +	4.50%	8.20%	01/07/2033		—	(3)	(3)
One, Inc. Software Corporation	620 Coolidge Dr, Folsom, California, 95630	Insurance Services	First Lien Debt	S +	4.50%	8.20%	12/06/2032		5,027	4,978	4,951
One, Inc. Software Corporation	620 Coolidge Dr, Folsom, California, 95630	Insurance Services	First Lien Debt	S +	4.50%	8.20%	12/06/2032		—	(5)	(14)
One, Inc. Software Corporation	620 Coolidge Dr, Folsom, California, 95630	Insurance Services	First Lien Debt	S +	4.50%	8.20%	12/06/2032		—	(4)	(6)
Patriot Growth Insurance Services, LLC	501 Office Center Drive, Suite 215, Ft. Washington, PA 19034	Insurance Services	First Lien Debt	S +	5.00%	8.85%	10/16/2028		19,271	19,168	19,269
Patriot Growth Insurance Services, LLC	501 Office Center Drive, Suite 215, Ft. Washington, PA 19034	Insurance Services	First Lien Debt	S +	5.00%	8.85%	10/16/2028		17,555	17,385	17,553
Patriot Growth Insurance Services, LLC	501 Office Center Drive, Suite 215, Ft. Washington, PA 19034	Insurance Services	First Lien Debt	S +	5.00%	8.85%	10/16/2028		—	(3)	—

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Truist Insurance Holdings, LLC	214 North Tryon Street, Charlotte, NC 28202	Insurance Services	First Lien Debt	S +	2.75%	6.45%	05/06/2031		5,000	4,987	4,923
USI, Inc.	85 Broad Street, New York, NY 10004	Insurance Services	First Lien Debt	S +	2.25%	5.95%	09/29/2030		2,933	2,940	2,922
USI, Inc.	85 Broad Street, New York, NY 10004	Insurance Services	First Lien Debt	S +	2.25%	5.95%	11/21/2029		1,955	1,959	1,949
World Insurance Associates, LLC	6565 Shrewsbury Ave, Suite 200, Tinton Falls, NJ 07701	Insurance Services	First Lien Debt	S +	5.00%	8.70%	04/03/2030		99,791	98,706	99,495
World Insurance Associates, LLC	6565 Shrewsbury Ave, Suite 200, Tinton Falls, NJ 07701	Insurance Services	First Lien Debt	S +	5.00%	8.70%	04/03/2030		—	(12)	(3)
Aragorn Parent Corporation	One OverDrive Way, Cleveland, OH 44125	Interactive Media & Services	First Lien Debt	S +	3.50%	7.17%	12/15/2028		5,755	5,748	5,748
Arches Buyer, Inc.	1300 W Traverse Parkway, Lehi, UT 84043	Interactive Media & Services	First Lien Debt	S +	3.25%	7.02%	12/06/2027		2,393	2,390	2,381
FMG Suite Holdings, LLC	12395 World Trade Dr., Ste 200, San Diego, CA 92128	Interactive Media & Services	First Lien Debt	S +	4.75%	8.42%	09/09/2032		17,966	17,798	17,697
FMG Suite Holdings, LLC	12395 World Trade Dr., Ste 200, San Diego, CA 92128	Interactive Media & Services	First Lien Debt	S +	4.75%	8.42%	09/09/2032		—	(23)	(73)
FMG Suite Holdings, LLC	12395 World Trade Dr., Ste 200, San Diego, CA 92128	Interactive Media & Services	First Lien Debt	S +	4.75%	8.42%	09/09/2032		—	(27)	(44)
Spectrio, LLC	4033 Tampa Road, Suite 103, Oldsmar, FL 34677	Interactive Media & Services	First Lien Debt	S +	6.00%	9.67%	12/09/2026		11,521	11,344	8,620
Spectrio, LLC	4033 Tampa Road, Suite 103, Oldsmar, FL 34677	Interactive Media & Services	First Lien Debt	S +	6.00%	9.67%	12/09/2026		4,616	4,546	3,454
Spectrio, LLC	4033 Tampa Road, Suite 103, Oldsmar, FL 34677	Interactive Media & Services	First Lien Debt	S +	6.00%	9.67%	12/09/2026		1,377	1,358	1,031
Triple Lift, Inc.	1400 Lafayette St. 5th Floor, New York, NY 10003	Interactive Media & Services	First Lien Debt	S +	5.75%	9.59%	05/05/2028		15,990	15,479	14,922
Triple Lift, Inc.	1400 Lafayette St. 5th Floor, New York, NY 10003	Interactive Media & Services	First Lien Debt	S +	5.75%	9.59%	05/05/2028		—	(65)	(115)
Apollo Acquisition, Inc.	1 Corporate Drive, Unit G, Cranbury Township, New Jersey, 08512	IT Services	First Lien Debt	S +	5.00%	8.67%	12/30/2031		23,032	22,832	22,712
Apollo Acquisition, Inc.	1 Corporate Drive, Unit G, Cranbury Township, New Jersey, 08512	IT Services	First Lien Debt	S +	5.00%	8.67%	12/30/2031		68	25	(65)
Apollo Acquisition, Inc.	1 Corporate Drive, Unit G, Cranbury Township, New Jersey, 08512	IT Services	First Lien Debt	S +	5.00%	8.67%	12/30/2030		—	(29)	(49)
Asurion, LLC	1101 Church St, Nashville, TN 37203	IT Services	First Lien Debt	S +	4.25%	7.92%	09/19/2030		7,250	7,240	7,167
Bridgepointe Technologies, LLC	999 Baker Way, Suite 310, San Mateo, CA 94404	IT Services	First Lien Debt	S +	5.00%	8.70%	12/31/2027		18,432	18,201	18,432
Bridgepointe Technologies, LLC	999 Baker Way, Suite 310, San Mateo, CA 94404	IT Services	First Lien Debt	S +	5.00%	8.70%	12/31/2027		21,555	21,301	21,555
Catalis Intermediate, Inc.	3025 Windward Plaza, Suite 200, Alpharetta, GA	IT Services	First Lien Debt	S +	5.50%	9.35%	08/04/2027		23,077	22,779	22,785
Catalis Intermediate, Inc.	3025 Windward Plaza, Suite 200, Alpharetta, GA	IT Services	First Lien Debt	S +	5.50%	9.35%	08/04/2027		5,192	5,128	5,127

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Catalis Intermediate, Inc.	3025 Windward Plaza, Suite 200, Alpharetta, GA	IT Services	First Lien Debt	S +	5.50%	9.35%	08/04/2027		322	292	289
Cyber US Bidco, LLC	1120 S. Rackham Way, Suite 300, Meridian, Idaho, 83642	IT Services	First Lien Debt	S +	5.00%	8.70%	12/30/2032		4,054	4,015	3,983
Cyber US Bidco, LLC	1120 S. Rackham Way, Suite 300, Meridian, Idaho, 83642	IT Services	First Lien Debt	S +	5.00%	8.70%	12/30/2032		—	(4)	(14)
Cyber US Bidco, LLC	1120 S. Rackham Way, Suite 300, Meridian, Idaho, 83642	IT Services	First Lien Debt	S +	5.00%	8.70%	12/30/2032		—	(3)	(6)
Endure Digital, Inc.	5335 Gate Parkway, Jacksonville, FL 32256	IT Services	First Lien Debt	S +	3.50%	7.27%	04/30/2029		1,049	1,042	764
Gainwell Acquisition Corp.	9 West 57th Street, 32nd Floor, New York, NY 10019	IT Services	First Lien Debt	S +	4.00%	7.80%	10/01/2027		6,699	6,708	6,493
GI DI Cornfield Acquisition, LLC	909 Locust St #301, Des Moines, IA 50309	IT Services	First Lien Debt	S +	4.50%	8.27%	03/09/2029		31,687	31,391	31,589
GI DI Cornfield Acquisition, LLC	909 Locust St #301, Des Moines, IA 50309	IT Services	First Lien Debt	S +	4.50%	8.27%	03/09/2029		16,333	16,265	16,283
Redwood Services Group, LLC	155 Montgomery Street Suite 501,San Francisco, CA, 94104	IT Services	First Lien Debt	S +	5.00%	8.70%	06/15/2029		49,895	49,404	49,521
Redwood Services Group, LLC	155 Montgomery Street Suite 501,San Francisco, CA, 94104	IT Services	First Lien Debt	S +	5.00%	8.70%	06/15/2029		38,464	38,046	38,159
Ridge Trail US Bidco, Inc.	28 Liberty Street, Suite 902, New York, NY 10005	IT Services	First Lien Debt	S +	4.50%	8.20%	09/30/2031		48,368	47,764	48,368
Ridge Trail US Bidco, Inc.	28 Liberty Street, Suite 902, New York, NY 10005	IT Services	First Lien Debt	S +	4.50%	8.20%	09/30/2031		574	470	574
Ridge Trail US Bidco, Inc.	28 Liberty Street, Suite 902, New York, NY 10005	IT Services	First Lien Debt	S +	4.50%	8.20%	03/31/2031		1,520	1,455	1,520
Sedgwick Claims Management Services, Inc.	8125 Sedgwick Way, Suite 400, Memphis, TN 38125	IT Services	First Lien Debt	S +	2.50%	6.17%	07/31/2031		7,354	7,375	7,211
Syntax Systems, Ltd.	8000 Decarie Boulevard, Suite 300, Montreal, Quebec, Canada	IT Services	First Lien Debt	S +	5.00%	8.77%	10/27/2028		18,348	18,293	18,165
Thrive Buyer, Inc. (Thrive Networks)	25 Forbes Boulevard, Suite 3, Foxborough, MA 02035	IT Services	First Lien Debt	S +	5.00% (incl 2.50% PIK)	8.70%	02/02/2032		35,848	35,538	35,579
Thrive Buyer, Inc. (Thrive Networks)	25 Forbes Boulevard, Suite 3, Foxborough, MA 02035	IT Services	First Lien Debt	S +	5.00% (incl 2.50% PIK)	8.70%	02/02/2032		8,230	8,131	8,136
Thrive Buyer, Inc. (Thrive Networks)	25 Forbes Boulevard, Suite 3, Foxborough, MA 02035	IT Services	First Lien Debt	S +	4.50%	8.70%	02/02/2032		1,487	1,448	1,452
UpStack, Inc.	745 Fifth Avenue, 7th Floor, New York, NY 10151	IT Services	First Lien Debt	S +	5.00%	8.63%	08/25/2031		5,525	5,479	5,456
UpStack, Inc.	745 Fifth Avenue, 7th Floor, New York, NY 10151	IT Services	First Lien Debt	S +	5.00%	8.63%	08/25/2031		778	766	751
UpStack, Inc.	745 Fifth Avenue, 7th Floor, New York, NY 10151	IT Services	First Lien Debt	S +	5.00%	8.63%	08/25/2031		213	206	202

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Victors Purchaser, LLC	3854 Broadmoor Avenue SE, Grand Rapids, MI 49512	IT Services	First Lien Debt	S +	4.50%	8.20%	12/23/2032		14,081	13,978	14,081
Victors Purchaser, LLC	3854 Broadmoor Avenue SE, Grand Rapids, MI 49512	IT Services	First Lien Debt	S +	4.50%	8.20%	12/23/2032		—	(9)	—
Victors Purchaser, LLC	3854 Broadmoor Avenue SE, Grand Rapids, MI 49512	IT Services	First Lien Debt	S +	4.50%	8.20%	12/23/2032		—	(11)	—
Virtusa Corporation	132 Turnpike Rd, Suite 300, Southborough, MA 01772	IT Services	First Lien Debt	S +	3.25%	6.92%	02/15/2029		4,937	4,947	4,425
Recess Holdings, Inc.	1209 Orange Street, Wilmington, DE 19801	Leisure Products	First Lien Debt	S +	3.75%	7.42%	02/20/2030		6,406	6,445	6,413
Model N, Inc.	777 Mariners Island Boulevard, Suite 300, San Mateo, CA 94404	Life Sciences Tools & Services	First Lien Debt	S +	4.75%	8.45%	06/27/2031		19,598	19,441	19,420
Model N, Inc.	777 Mariners Island Boulevard, Suite 300, San Mateo, CA 94404	Life Sciences Tools & Services	First Lien Debt	S +	4.75%	8.45%	06/27/2031		—	(21)	(50)
Model N, Inc.	777 Mariners Island Boulevard, Suite 300, San Mateo, CA 94404	Life Sciences Tools & Services	First Lien Debt	S +	4.75%	8.45%	06/27/2031		—	(22)	(26)
Parexel International Corporation	275 Grove Street, 101C, Newton, MA 02466	Life Sciences Tools & Services	First Lien Debt	S +	2.75%	6.42%	12/12/2031		6,479	6,486	6,452
AI Aqua Merger Sub, Inc.	9399 W Higgins Rd Ste 1100 Rosemont, IL, 60018-4940	Machinery	First Lien Debt	S +	2.75%	6.29%	07/31/2028		7,337	7,341	7,315
Answer Acquisition, LLC	4855 Broadmoor Avenue, Kentwood, MI 49512	Machinery	First Lien Debt	S +	6.00%	9.69%	06/30/2028		38,435	38,256	35,134
Answer Acquisition, LLC	4855 Broadmoor Avenue, Kentwood, MI 49512	Machinery	First Lien Debt	S +	6.00%	9.69%	06/30/2028		1,400	1,389	1,099
Chase Intermediate, LLC	4221 W Boy Scout Blvd #390, Tampa, FL 33607	Machinery	First Lien Debt	S +	4.75%	8.42%	10/30/2028		19,586	19,354	19,148
Chase Intermediate, LLC	4221 W Boy Scout Blvd #390, Tampa, FL 33607	Machinery	First Lien Debt	S +	4.75%	8.42%	10/30/2028		369	360	351
Conair Holdings, LLC	1 Cummings Point Rd, Stamford, CT 6902	Machinery	First Lien Debt	S +	3.75%	7.53%	05/17/2028		3,830	3,831	2,664
CPM Holdings, Inc.	2975 Airline Circle, Waterloo, IA 50703	Machinery	First Lien Debt	S +	4.50%	8.17%	09/28/2028		4,937	4,870	4,935
Filtration Group Corporation	600 West 22nd Street, Suite 300, Oak Brook, IL 60523	Machinery	First Lien Debt	S +	2.50%	6.17%	10/21/2028		6,882	6,894	6,880
Icebox Holdco III, Inc.	3039 Premiere Parway Suitee 600, Duluth GA 30097	Machinery	First Lien Debt	S +	3.25%	6.95%	12/22/2031		5,361	5,380	5,361
Madison IAQ, LLC	444 West Lake, Suite 4400, Chicago, IL 60606	Machinery	First Lien Debt	S +	2.50%	6.13%	06/21/2028		4,799	4,797	4,794
MHE Intermediate Holdings, LLC	3235 Levis Commons Blvd,, Perrysburg, OH 43551	Machinery	First Lien Debt	S +	6.00%	9.82%	07/21/2027		7,791	7,778	7,753
MHE Intermediate Holdings, LLC	3235 Levis Commons Blvd,, Perrysburg, OH 43551	Machinery	First Lien Debt	S +	6.00%	9.82%	07/21/2027		6,347	6,318	6,316
MHE Intermediate Holdings, LLC	3235 Levis Commons Blvd,, Perrysburg, OH 43551	Machinery	First Lien Debt	S +	6.00%	9.82%	07/21/2027		429	429	423

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Roper Industrial Products Investment Company, LLC	6901 Professional Parkway East, Suite 200, Sarasota, Fl, 34240	Machinery	First Lien Debt	S +	2.50%	6.20%	11/22/2029		3,930	3,944	3,927
TK Elevator US Newco, Inc.	251 Little Falls Drive, Wilmington, Delaware 19808	Machinery	First Lien Debt	S +	2.75%	6.38%	04/30/2030		7,256	7,275	7,267
Vessco Midco Holdings, LLC	8217 Upland Circle Chanhassen, MN 55217	Multi-Utilities	First Lien Debt	S +	4.50%	8.23%	07/24/2031		33,794	33,532	33,476
Vessco Midco Holdings, LLC	8217 Upland Circle Chanhassen, MN 55217	Multi-Utilities	First Lien Debt	S +	4.50%	8.23%	07/24/2031		9,502	9,411	9,378
Vessco Midco Holdings, LLC	8217 Upland Circle Chanhassen, MN 55217	Multi-Utilities	First Lien Debt	S +	4.50%	8.23%	07/24/2031		—	(29)	(32)
Caerus US 1, Inc.	52 Vanderbilt Avenue New York, NY 10017	Pharmaceuticals	First Lien Debt	S +	5.00%	8.70%	05/25/2029		40,291	39,807	40,140
Caerus US 1, Inc.	52 Vanderbilt Avenue New York, NY 10017	Pharmaceuticals	First Lien Debt	S +	5.00%	8.70%	05/25/2029		5,897	5,820	5,875
Caerus US 1, Inc.	52 Vanderbilt Avenue New York, NY 10017	Pharmaceuticals	First Lien Debt	S +	5.00%	8.70%	05/25/2029		3,471	3,425	3,454
Real Chemistry Intermediate III, Inc.	199 Water Street 12th Floor, New York, New York, 10038	Pharmaceuticals	First Lien Debt	S +	4.50%	8.20%	04/12/2032		19,125	19,040	18,838
Real Chemistry Intermediate III, Inc.	199 Water Street 12th Floor, New York, New York, 10038	Pharmaceuticals	First Lien Debt	S +	4.50%	8.20%	04/12/2032		5,695	5,666	5,567
Real Chemistry Intermediate III, Inc.	199 Water Street 12th Floor, New York, New York, 10038	Pharmaceuticals	First Lien Debt	S +	4.50%	8.20%	04/12/2032		—	(18)	(64)
Specialty Pharma III, Inc.	251 Little Falls Drive Wilmington, Delaware (US-DE), 19808	Pharmaceuticals	First Lien Debt	S +	4.75%	8.44%	12/23/2032		3,706	3,688	3,669
Specialty Pharma III, Inc.	251 Little Falls Drive Wilmington, Delaware (US-DE), 19808	Pharmaceuticals	First Lien Debt	S +	4.75%	8.44%	12/23/2032		60	57	55
Abacus Data Holdings, Inc. (AbacusNext)	4850 Eastgate Mall, San Diego, CA, 92121	Professional Services	First Lien Debt	S +	6.00%	9.55%	03/10/2027		1,395	1,372	1,374
Abacus Data Holdings, Inc. (AbacusNext)	4850 Eastgate Mall, San Diego, CA, 92121	Professional Services	First Lien Debt	S +	6.00%	9.55%	03/10/2027		—	(9)	(9)
Accordion Partners, LLC	One Vanderbilt Ave, 24th floor, New York, New York, 10017	Professional Services	First Lien Debt	S +	5.00%	8.68%	11/17/2031		56,873	56,414	56,649
Accordion Partners, LLC	One Vanderbilt Ave, 24th floor, New York, New York, 10017	Professional Services	First Lien Debt	S +	5.00%	8.68%	11/17/2031		9,553	9,473	9,507
Accordion Partners, LLC	One Vanderbilt Ave, 24th floor, New York, New York, 10017	Professional Services	First Lien Debt	S +	5.00%	8.68%	11/17/2031		—	(50)	(25)
Ascend Partner Services, LLC	201 North Union Street, Suite 110, Alexandria, VA 22314	Professional Services	First Lien Debt	S +	4.50%	8.13%	08/11/2031		1,290	1,279	1,271
Ascend Partner Services, LLC	201 North Union Street, Suite 110, Alexandria, VA 22314	Professional Services	First Lien Debt	S +	4.50%	8.13%	08/11/2031		2,486	2,463	2,444

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Ascend Partner Services, LLC	201 North Union Street, Suite 110, Alexandria, VA 22314	Professional Services	First Lien Debt	S +	4.50%	8.13%	08/11/2031		180	176	173
Bullhorn, Inc.	100 Summer Street, 17th Floor, Boston, MA, 02110	Professional Services	First Lien Debt	S +	5.00%	8.67%	10/01/2029		3,429	3,411	3,414
Bullhorn, Inc.	100 Summer Street, 17th Floor, Boston, MA, 02110	Professional Services	First Lien Debt	S +	5.00%	8.67%	10/01/2029		4,371	4,355	4,349
Bullhorn, Inc.	100 Summer Street, 17th Floor, Boston, MA, 02110	Professional Services	First Lien Debt	S +	5.00%	8.67%	10/01/2029		53	52	51
Carr, Riggs and Ingram Capital, LLC	1117 Boll Weevil Circle, Enterprise, Alabama, 36330	Professional Services	First Lien Debt	S +	4.25%	7.94%	11/18/2031		14,516	14,393	14,407
Carr, Riggs and Ingram Capital, LLC	1117 Boll Weevil Circle, Enterprise, Alabama, 36330	Professional Services	First Lien Debt	S +	4.25%	7.94%	11/18/2031		2,407	2,371	2,351
Carr, Riggs and Ingram Capital, LLC	1117 Boll Weevil Circle, Enterprise, Alabama, 36330	Professional Services	First Lien Debt	S +	4.25%	7.94%	11/18/2031		2,253	2,225	2,227
ComPsych Investment Corp.	455 N. Cityfront Plaza Drive, 13th Floor, Chicago, IL 60611	Professional Services	First Lien Debt	S +	4.75%	8.42%	07/22/2031		15,273	15,211	15,197
ComPsych Investment Corp.	455 N. Cityfront Plaza Drive, 13th Floor, Chicago, IL 60611	Professional Services	First Lien Debt	S +	4.75%	8.42%	07/22/2031		—	(9)	(23)
CoreLogic, Inc.	Suite 900, 40 Pacifica, Irvine, CA 92618	Professional Services	First Lien Debt	S +	3.50%	7.28%	06/02/2028		4,923	4,915	4,698
Deerfield Dakota Holding, LLC	55 East 52nd Street, Floor 31, New York, NY 10055	Professional Services	First Lien Debt	S +	5.75% (incl. 2.75% PIK)	9.45%	09/13/2032		46,302	45,875	45,802
Deerfield Dakota Holding, LLC	55 East 52nd Street, Floor 31, New York, NY 10055	Professional Services	First Lien Debt	S +	5.75% (incl. 2.75% PIK)	9.45%	09/13/2032		857	818	811
EAB Global, Inc.	2445 M Street Northwest, Washington, DC 20037	Professional Services	First Lien Debt	S +	3.00%	6.70%	08/16/2030		3,910	3,909	3,464
Employbridge Holding Company	1845 Satellite Blvd, Suite 300, Duluth, GA 30097	Professional Services	First Lien Debt	S +	4.75%	8.71%	01/19/2030		2,263	1,394	402
GPS Merger Sub, LLC	2201 Cooperative Way, Suite 225, Herndon, VA 20171	Professional Services	First Lien Debt	S +	5.25%	8.92%	10/02/2029		22,522	22,285	22,335
GPS Merger Sub, LLC	2201 Cooperative Way, Suite 225, Herndon, VA 20171	Professional Services	First Lien Debt	S +	5.25%	8.92%	10/02/2029		917	884	886
GPS Merger Sub, LLC	2201 Cooperative Way, Suite 225, Herndon, VA 20171	Professional Services	First Lien Debt	S +	5.25%	8.92%	10/02/2029		—	(44)	(39)
IG Investment Holdings, LLC	1224 Hammond Drive, Suite 1500, Atlanta, GA 30346	Professional Services	First Lien Debt	S +	5.00%	8.67%	09/22/2028		32,847	32,626	32,765
IG Investment Holdings, LLC	1224 Hammond Drive, Suite 1500, Atlanta, GA 30346	Professional Services	First Lien Debt	S +	5.00%	8.67%	09/22/2028		—	(24)	(9)
KENG Acquisition, Inc.	4000 Hollywood Boulevard, Suite 400-North, Hollywood, FL 33021	Professional Services	First Lien Debt	S +	4.50%	8.17%	08/01/2029		10,896	10,728	10,733
KENG Acquisition, Inc.	4000 Hollywood Boulevard, Suite 400-North, Hollywood, FL 33021	Professional Services	First Lien Debt	S +	4.50%	8.17%	08/01/2029		10,237	10,074	10,085
KENG Acquisition, Inc.	4000 Hollywood Boulevard, Suite 400-North, Hollywood, FL 33021	Professional Services	First Lien Debt	S +	4.50%	8.17%	08/01/2029		—	(46)	(61)
Mermaid Bidco, Inc.	251 Little Falls Drive, Wilmington, DE 19808	Professional Services	First Lien Debt	S +	3.25%	6.91%	07/03/2031		3,950	3,962	3,861

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
UHY Advisors, Inc.	4 Tower Place, Executive Park 7th Floor, Albany, New York, 12203	Professional Services	First Lien Debt	S +	4.75%	8.42%	11/21/2031		7,650	7,585	7,631
UHY Advisors, Inc.	4 Tower Place, Executive Park 7th Floor, Albany, New York, 12203	Professional Services	First Lien Debt	S +	4.75%	8.42%	11/21/2031		1,198	1,161	1,178
UHY Advisors, Inc.	4 Tower Place, Executive Park 7th Floor, Albany, New York, 12203	Professional Services	First Lien Debt	S +	4.75%	8.42%	11/21/2031		1,045	1,029	1,040
Verdantas, LLC	6397 Emerald Parkway, Suite 200, Dublin, OH 43016	Professional Services	First Lien Debt	S +	4.75%	8.45%	05/06/2031		32,675	32,289	32,382
Verdantas, LLC	6397 Emerald Parkway, Suite 200, Dublin, OH 43016	Professional Services	First Lien Debt	S +	4.75%	8.45%	05/06/2031		3,877	3,819	3,835
Verdantas, LLC	6397 Emerald Parkway, Suite 200, Dublin, OH 43016	Professional Services	First Lien Debt	S +	4.75%	8.45%	05/06/2030		849	813	817
WIPFLI Advisory, LLC	10000 West Innovation Drive, Suite 250, Milwaukee, Wisconsin, 53226	Professional Services	First Lien Debt	S +	4.50%	8.16%	10/01/2032		7,083	7,050	7,012
WIPFLI Advisory, LLC	10000 West Innovation Drive, Suite 250, Milwaukee, Wisconsin, 53226	Professional Services	First Lien Debt	S +	4.50%	8.16%	10/01/2032		—	(6)	(27)
WIPFLI Advisory, LLC	10000 West Innovation Drive, Suite 250, Milwaukee, Wisconsin, 53226	Professional Services	First Lien Debt	S +	4.50%	8.16%	10/01/2032		—	(8)	(18)
Associations, Inc.	5401 N. Central Expressway, Suite 300, Dallas, TX	Real Estate Management & Development	First Lien Debt	S +	6.50%	10.43%	07/03/2028		10,756	10,750	10,756
Associations, Inc.	5401 N. Central Expressway, Suite 300, Dallas, TX	Real Estate Management & Development	First Lien Debt	S +	6.50%	10.43%	07/03/2028		403	402	403
Associations, Inc.	5401 N. Central Expressway, Suite 300, Dallas, TX	Real Estate Management & Development	First Lien Debt	S +	6.50%	10.43%	07/03/2028		—	—	—
Inhabitiq, Inc.	2035 Lakeside Centre Way, Suite 250, Knoxville, Tennessee, 37922	Real Estate Management & Development	First Lien Debt	S +	4.50%	8.17%	01/12/2032		17,095	17,021	17,095
Inhabitiq, Inc.	2035 Lakeside Centre Way, Suite 250, Knoxville, Tennessee, 37922	Real Estate Management & Development	First Lien Debt	S +	4.50%	8.17%	01/12/2032		—	(10)	—
Inhabitiq, Inc.	2035 Lakeside Centre Way, Suite 250, Knoxville, Tennessee, 37922	Real Estate Management & Development	First Lien Debt	S +	4.50%	8.17%	01/12/2032		—	(12)	—
MRI Software, LLC	28925 Fountain Parkway, Solon, OH 44139	Real Estate Management & Development	First Lien Debt	S +	4.75%	8.45%	02/10/2028		67,882	67,784	67,583
MRI Software, LLC	28925 Fountain Parkway, Solon, OH 44139	Real Estate Management & Development	First Lien Debt	S +	4.75%	8.45%	02/10/2028		7,442	7,398	7,409

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
MRI Software, LLC	28925 Fountain Parkway, Solon, OH 44139	Real Estate Management & Development	First Lien Debt	S +	4.75%	8.45%	02/10/2028		1,370	1,357	1,346
Pritchard Industries, LLC	150 E 42nd St, New York, NY 10017	Real Estate Management & Development	First Lien Debt	S +	5.75%	9.60%	10/13/2027		10,583	10,501	10,188
Pritchard Industries, LLC	150 E 42nd St, New York, NY 10017	Real Estate Management & Development	First Lien Debt	S +	5.75%	9.60%	10/13/2027		2,530	2,511	2,436
Zarya Intermediate, LLC	5300 Memorial Drive, Suite 300 , Houston, TX 77007	Real Estate Management & Development	First Lien Debt	S +	6.50%	10.17%	07/01/2027		38,379	38,360	37,782
Zarya Intermediate, LLC	5300 Memorial Drive, Suite 300 , Houston, TX 77007	Real Estate Management & Development	First Lien Debt	S +	6.50%	10.17%	07/01/2027		541	541	482
Alert Media, Inc.	901 South MoPac Expressway, Building 3, Suite 500, Austin, TX 78746	Software	First Lien Debt	S +	6.25% (incl. 5.25% PIK)	8.92%	04/12/2027		32,848	32,597	32,378
Alert Media, Inc.	901 South MoPac Expressway, Building 3, Suite 500, Austin, TX 78746	Software	First Lien Debt	S +	6.25% (incl. 5.25% PIK)	8.92%	04/12/2027		—	(20)	(55)
Anaplan, Inc.	50 Hawthorne St, San Francisco, CA, 94105	Software	First Lien Debt	S +	4.50%	8.17%	06/21/2029		79,767	79,097	79,169
Appfire Technologies, LLC	1500 District Ave,, Burlington, MA, 01803	Software	First Lien Debt	S +	4.75%	8.45%	03/09/2028		13,481	13,457	13,481
Appfire Technologies, LLC	1500 District Ave,, Burlington, MA, 01803	Software	First Lien Debt	S +	4.75%	8.45%	03/09/2028		15	11	15
Appfire Technologies, LLC	1500 District Ave,, Burlington, MA, 01803	Software	First Lien Debt	S +	4.75%	8.45%	03/09/2028		—	(3)	—
Applied Systems, Inc.	200 Applied Parkway, University Park, IL 60484	Software	First Lien Debt	S +	2.25%	5.95%	02/24/2031		3,930	3,945	3,850
Apryse Software Corp.	500-838 West Hastings Street, Vancouver, British Columbia, Canada	Software	First Lien Debt	S +	4.75%	8.46%	06/28/2032		47,559	47,122	46,679
Apryse Software Corp.	500-838 West Hastings Street, Vancouver, British Columbia, Canada	Software	First Lien Debt	S +	4.75%	8.46%	06/28/2032		—	(35)	(73)
Archduke Buyer, Inc.	385 Moffett Park Dr Ste 115, Sunnyvale, California, 94089	Software	First Lien Debt	S +	5.50%	9.17%	12/03/2032		3,776	3,740	3,711
Archduke Buyer, Inc.	385 Moffett Park Dr Ste 115, Sunnyvale, California, 94089	Software	First Lien Debt	S +	5.50%	9.17%	12/03/2032		—	(3)	(5)
Artifact Bidco, Inc.	3300 Triumph Blvd. Ste. 800. Lehi, UT 84043	Software	First Lien Debt	S +	4.15%	7.85%	07/28/2031		21,837	21,661	21,837
Artifact Bidco, Inc.	3300 Triumph Blvd. Ste. 800. Lehi, UT 84043	Software	First Lien Debt	S +	4.15%	7.85%	07/28/2031		—	(20)	—
Artifact Bidco, Inc.	3300 Triumph Blvd. Ste. 800. Lehi, UT 84043	Software	First Lien Debt	S +	4.15%	7.85%	07/26/2030		—	(27)	—
AuditBoard, Inc.	12900 Park Plaza Dr Ste 200, Cerritos, California, 90703	Software	First Lien Debt	S +	4.50%	8.20%	07/14/2031		34,200	33,924	33,725
AuditBoard, Inc.	12900 Park Plaza Dr Ste 200, Cerritos, California, 90703	Software	First Lien Debt	S +	4.50%	8.20%	07/14/2031		16,286	16,146	16,059
AuditBoard, Inc.	12900 Park Plaza Dr Ste 200, Cerritos, California, 90703	Software	First Lien Debt	S +	4.50%	8.20%	07/14/2031		—	(49)	(91)

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Banyan Software Holdings, LLC	303 Perimeter Center North Suite 450, Atlanta, Georgia, 30346	Software	First Lien Debt	S +	5.50%	9.17%	01/02/2031		30,130	29,879	29,904
Banyan Software Holdings, LLC	303 Perimeter Center North Suite 450, Atlanta, Georgia, 30346	Software	First Lien Debt	S +	5.50%	9.17%	01/02/2031		23,229	22,996	22,999
Banyan Software Holdings, LLC	303 Perimeter Center North Suite 450, Atlanta, Georgia, 30346	Software	First Lien Debt	S +	5.50%	9.17%	01/02/2031		435	409	410
Bottomline Technologies, Inc.	325 Corporate Drive , Portsmouth, New Hampshire 03801	Software	First Lien Debt	S +	4.50%	8.20%	05/14/2029		23,466	23,214	23,449
Bottomline Technologies, Inc.	325 Corporate Drive , Portsmouth, New Hampshire 03801	Software	First Lien Debt	S +	4.50%	8.20%	05/15/2028		—	(12)	(1)
CLEO Communications Holding, LLC	4949 Harrison Ave. Suite #200 Rockford, IL 61108	Software	First Lien Debt	S +	5.50%	9.27%	06/09/2027		15,974	15,919	15,974
CLEO Communications Holding, LLC	4949 Harrison Ave. Suite #200 Rockford, IL 61108	Software	First Lien Debt	S +	5.50%	9.27%	06/09/2027		—	(17)	—
Cloudera, Inc.	5470 Great America Pkwy, Santa Clara, CA 95054	Software	First Lien Debt	S +	3.75%	7.52%	10/08/2028		7,341	7,306	6,515
Clover Holdings 2, LLC	5347 South Valentia Way, Suite 200, Greenwood Village, CO 80111	Software	First Lien Debt	S +	4.00%	7.68%	12/09/2031		5,955	5,952	5,694
Coupa Holdings, LLC	1855 South Grant Street, San Mateo, CA 94402	Software	First Lien Debt	S +	5.25%	8.92%	02/27/2030		20,659	20,329	20,659
Coupa Holdings, LLC	1855 South Grant Street, San Mateo, CA 94402	Software	First Lien Debt	S +	5.25%	8.92%	02/27/2030		—	(6)	—
Coupa Holdings, LLC	1855 South Grant Street, San Mateo, CA 94402	Software	First Lien Debt	S +	5.25%	8.92%	02/27/2029		—	(7)	—
Cyara AcquisitionCo, LLC	805 Veterans Blvd, Suite 105, Redwood City, CA 94063	Software	First Lien Debt	S +	5.75%	9.45%	06/28/2029		63,071	62,109	61,809
Cyara AcquisitionCo, LLC	805 Veterans Blvd, Suite 105, Redwood City, CA 94063	Software	First Lien Debt	S +	5.75%	9.45%	06/28/2029		—	(56)	(77)
Diligent Corporation	111 West 33rd St., 16th Floor, New York, NY 10120	Software	First Lien Debt	S +	5.00%	8.67%	08/02/2030		73,157	72,745	71,967
Diligent Corporation	111 West 33rd St., 16th Floor, New York, NY 10120	Software	First Lien Debt	S +	5.00%	8.67%	08/02/2030		—	(56)	(174)
Diligent Corporation	111 West 33rd St., 16th Floor, New York, NY 10120	Software	First Lien Debt	S +	5.00%	8.67%	08/02/2030		1,570	1,533	1,454
Dragon Buyer, Inc.	864 Spring St. NW, Atlanta, GA 30308	Software	First Lien Debt	S +	2.75%	6.45%	09/30/2031		4,938	4,940	4,675
E-Discovery AcquireCo, LLC	145 S. Wells St., Suite 500, Chicago, IL 60606	Software	First Lien Debt	S +	6.25%	9.86%	08/29/2029		36,655	36,113	35,889
E-Discovery AcquireCo, LLC	145 S. Wells St., Suite 500, Chicago, IL 60606	Software	First Lien Debt	S +	6.25%	9.86%	08/29/2029		2,322	2,271	2,231
ECI Macola Max Holding, LLC	35 Village Road, Suite 602, Middleton, MA 12312	Software	First Lien Debt	S +	2.75%	6.45%	05/09/2030		4,789	4,793	4,673
Emburse, Inc.	5757 Wilshire Boulevard, Suite 204, Los Angeles, California, 90036	Software	First Lien Debt	S +	4.25%	7.95%	05/28/2032		22,105	22,055	21,939
Emburse, Inc.	5757 Wilshire Boulevard, Suite 204, Los Angeles, California, 90036	Software	First Lien Debt	S +	4.25%	7.95%	05/28/2032		—	(4)	(30)

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Emburse, Inc.	5757 Wilshire Boulevard, Suite 204, Los Angeles, California, 90036	Software	First Lien Debt	S +	4.25%	7.95%	05/28/2032		—	(9)	(30)
Epicor Software Corporation	804 Las Cimas Parkway, Austin, TX 78746	Software	First Lien Debt	S +	2.50%	6.17%	05/30/2031		5,110	5,113	5,006
Espresso Bidco, Inc.	1350 W Middlefield Rd, Mountain View, California, 94043	Software	First Lien Debt	S +	5.75% (incl. 3.13% PIK)	9.45%	03/25/2032		27,659	27,303	27,106
Espresso Bidco, Inc.	1350 W Middlefield Rd, Mountain View, California, 94043	Software	First Lien Debt	S +	5.75% (incl. 3.13% PIK)	9.45%	03/25/2032		6,843	6,745	6,695
Espresso Bidco, Inc.	1350 W Middlefield Rd, Mountain View, California, 94043	Software	First Lien Debt	S +	5.75% (incl. 3.13% PIK)	9.45%	03/25/2032		—	(42)	(66)
Everbridge Holdings, LLC	25 Corporate Drive, Suite 400, Burlington, MA 01803	Software	First Lien Debt	S +	5.00%	8.66%	07/02/2031		53,686	53,469	53,686
Everbridge Holdings, LLC	25 Corporate Drive, Suite 400, Burlington, MA 01803	Software	First Lien Debt	S +	5.00%	8.66%	07/02/2031		3,608	3,576	3,608
Everbridge Holdings, LLC	25 Corporate Drive, Suite 400, Burlington, MA 01803	Software	First Lien Debt	S +	5.00%	8.66%	07/02/2031		—	(14)	—
Formstack Acquisition, Co.	11671 Lantern Rd Ste 300, Fishers, Indiana, 46038	Software	First Lien Debt	S +	5.25%	8.95%	03/28/2030		52,497	51,935	51,588
Formstack Acquisition, Co.	11671 Lantern Rd Ste 300, Fishers, Indiana, 46038	Software	First Lien Debt	S +	5.25%	8.95%	03/28/2030		5,129	5,080	5,041
Formstack Acquisition, Co.	11671 Lantern Rd Ste 300, Fishers, Indiana, 46038	Software	First Lien Debt	S +	5.25%	8.95%	03/28/2030		2,235	2,130	2,050
Fullsteam Operations, LLC	540 Devall Drive, Suite 301,, Auburn, AL	Software	First Lien Debt	S +	5.25%	8.89%	08/08/2031		30,893	30,610	30,130
Fullsteam Operations, LLC	540 Devall Drive, Suite 301,, Auburn, AL	Software	First Lien Debt	S +	5.25%	8.89%	08/08/2031		—	(46)	(254)
Fullsteam Operations, LLC	540 Devall Drive, Suite 301,, Auburn, AL	Software	First Lien Debt	S +	5.25%	8.89%	08/08/2031		—	(31)	(85)
Granicus, Inc.	1999 Broadway,Suite 3600, Denver, CO 80202	Software	First Lien Debt	S +	5.50% (incl. 2.00% PIK)	9.17%	01/17/2031		63,713	63,277	63,713
Granicus, Inc.	1999 Broadway,Suite 3600, Denver, CO 80202	Software	First Lien Debt	S +	5.50% (incl. 2.00% PIK)	9.17%	01/17/2031		13,802	13,730	13,802
Granicus, Inc.	1999 Broadway,Suite 3600, Denver, CO 80202	Software	First Lien Debt	P +	4.25%	11.00%	01/17/2031		—	(58)	—
GS AcquisitionCo, Inc.	8529 Six Forks Rd., Raleigh, NC 27615	Software	First Lien Debt	S +	5.25%	8.95%	05/25/2028		61,735	61,610	61,112
GS AcquisitionCo, Inc.	8529 Six Forks Rd., Raleigh, NC 27615	Software	First Lien Debt	S +	5.25%	8.95%	05/25/2028		1,437	1,434	1,423
GS AcquisitionCo, Inc.	8529 Six Forks Rd., Raleigh, NC 27615	Software	First Lien Debt	S +	5.25%	8.95%	05/25/2028		2,789	2,776	2,735
Hootsuite, Inc.	111 5 Ave E, Vancouver, British Columbia, V5T 4L1	Software	First Lien Debt	S +	5.50%	9.18%	05/22/2030		18,569	18,361	18,151
Hootsuite, Inc.	111 5 Ave E, Vancouver, British Columbia, V5T 4L1	Software	First Lien Debt	S +	5.50%	9.18%	05/22/2030		252	230	205
Icefall Parent, Inc.	30 Braintree Hill Office Park, Suite 101, Braintree, MA 02184	Software	First Lien Debt	S +	4.50%	8.20%	01/25/2030		25,133	24,780	25,133
Icefall Parent, Inc.	30 Braintree Hill Office Park, Suite 101, Braintree, MA 02184	Software	First Lien Debt	S +	4.50%	8.20%	01/25/2030		—	(31)	—

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
IQN Holding Corp.	12735 Gran Bay Parkway West, Suite 130, Jacksonville, FL 32258-4467	Software	First Lien Debt	S +	5.75% (incl. 3.125% PIK)	9.45%	05/02/2029		12,189	12,128	12,189
IQN Holding Corp.	12735 Gran Bay Parkway West, Suite 130, Jacksonville, FL 32258-4467	Software	First Lien Debt	S +	5.75% (incl. 3.125% PIK)	9.45%	05/02/2029		3,997	3,960	3,997
IQN Holding Corp.	12735 Gran Bay Parkway West, Suite 130, Jacksonville, FL 32258-4467	Software	First Lien Debt	S +	5.25%	8.95%	05/02/2028		562	558	562
Jawbreaker Parent, Inc.	100 Washington Avenue South, Suite 900 Minneapolis, MN 55401	Software	First Lien Debt	S +	4.75%	8.45%	01/31/2033		3,219	3,188	3,188
Jawbreaker Parent, Inc.	100 Washington Avenue South, Suite 900 Minneapolis, MN 55401	Software	First Lien Debt	S +	4.75%	8.45%	01/31/2033		—	(18)	(18)
Jawbreaker Parent, Inc.	100 Washington Avenue South, Suite 900 Minneapolis, MN 55401	Software	First Lien Debt	S +	4.75%	8.45%	01/31/2033		—	(6)	(6)
LegitScript, LLC	818 SW 3rd Ave #353, Portland, OR 97204	Software	First Lien Debt	S +	5.75%	9.42%	06/24/2029		36,511	36,160	36,055
LegitScript, LLC	818 SW 3rd Ave #353, Portland, OR 97204	Software	First Lien Debt	S +	5.75%	9.42%	06/24/2029		966	956	953
LegitScript, LLC	818 SW 3rd Ave #353, Portland, OR 97204	Software	First Lien Debt	S +	5.75%	9.42%	06/24/2028		2,578	2,539	2,505
LogRhythm, Inc.	385 Interlocken Crescent #1050, Broomfield, CO 80021	Software	First Lien Debt	S +	7.50%	11.17%	07/02/2029		6,818	6,672	6,409
LogRhythm, Inc.	385 Interlocken Crescent #1050, Broomfield, CO 80021	Software	First Lien Debt	S +	7.50%	11.17%	07/02/2029		—	(13)	(41)
Magenta Buyer, LLC	428 University Avenue, Palo Alto, CA 94301	Software	First Lien Debt	S +	5.00%	8.93%	07/27/2028		4,787	4,779	1,436
McAfee, LLC	6220 America Center Drive, San Jose, CA 94089	Software	First Lien Debt	S +	3.00%	6.67%	03/01/2029		3,691	3,679	3,285
Montana Buyer, Inc.	1501 Highwoods Blvd., Suite 200-A, Greensboro, NC, 27410	Software	First Lien Debt	S +	4.75%	8.42%	07/22/2029		31,793	31,503	31,793
Montana Buyer, Inc.	1501 Highwoods Blvd., Suite 200-A, Greensboro, NC, 27410	Software	First Lien Debt	S +	4.75%	8.42%	07/22/2028		—	(23)	—
Nasuni Corporation	One Marina Park Drive, 6th Floor, Boston, MA 02210	Software	First Lien Debt	S +	5.00%	8.70%	09/10/2030		21,552	21,296	21,206
Nasuni Corporation	One Marina Park Drive, 6th Floor, Boston, MA 02210	Software	First Lien Debt	S +	5.00%	8.70%	09/10/2030		—	(50)	(72)
Netwrix Corporation And Concept Searching, Inc.	300 Spectrum Center Drive, Suite 200 Irvine, CA 92618	Software	First Lien Debt	S +	4.50%	8.17%	06/11/2029		24,983	24,859	24,609
Netwrix Corporation And Concept Searching, Inc.	300 Spectrum Center Drive, Suite 200 Irvine, CA 92618	Software	First Lien Debt	S +	4.50%	8.17%	06/11/2029		—	(7)	(24)
Oak Purchaser, Inc.	3520 Green Court, Suite 250, Ann Arbor, MI 48105	Software	First Lien Debt	S +	5.50%	9.25%	05/31/2028		12,502	12,428	12,251
Oak Purchaser, Inc.	3520 Green Court, Suite 250, Ann Arbor, MI 48105	Software	First Lien Debt	S +	5.50%	9.25%	05/31/2028		9,513	9,446	9,263

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Oak Purchaser, Inc.	3520 Green Court, Suite 250, Ann Arbor, MI 48105	Software	First Lien Debt	P +	4.50%	11.25%	05/31/2028		126	116	88
OceanKey (U.S.) II Corp.	4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807	Software	First Lien Debt	S +	3.50%	7.27%	12/15/2028		6,851	6,859	6,423
Onit, Inc.	100 Galleria Pkwy SE Ste 1030, Atlanta, Georgia, 30339	Software	First Lien Debt	S +	4.75%	8.38%	01/27/2032		31,481	31,207	31,481
Onit, Inc.	100 Galleria Pkwy SE Ste 1030, Atlanta, Georgia, 30339	Software	First Lien Debt	S +	4.75%	8.38%	01/27/2032		—	(58)	—
Onit, Inc.	100 Galleria Pkwy SE Ste 1030, Atlanta, Georgia, 30339	Software	First Lien Debt	S +	4.75%	8.38%	01/27/2032		—	(39)	—
Optimizely North America, Inc.	631 Howard St, San Francisco, California, 94105	Software	First Lien Debt	S +	5.00%	8.67%	10/30/2031		11,584	11,486	11,236
Optimizely North America, Inc.	631 Howard St, San Francisco, California, 94105	Software	First Lien Debt	E +	5.25%	7.16%	10/30/2031		7	7,106	7,372
Optimizely North America, Inc.	631 Howard St, San Francisco, California, 94105	Software	First Lien Debt	SA +	5.50%	9.23%	10/30/2031		2	2,836	2,813
Optimizely North America, Inc.	631 Howard St, San Francisco, California, 94105	Software	First Lien Debt	S +	5.00%	8.67%	10/30/2031		—	(16)	(61)
Polaris Newco, LLC	1500 Solana Blvd, Ste 6300, Westlake, TX 76262	Software	First Lien Debt	S +	4.50%	8.17%	06/02/2028		5,774	5,778	5,067
Pound Bidco, Inc.	350 Burnhamthorpe Road West Suite 1000, Mississauga, ON, L5B 3J1, Canada	Software	First Lien Debt	S +	6.00%	10.17%	02/01/2027		3,743	3,742	3,717
Pound Bidco, Inc.	350 Burnhamthorpe Road West Suite 1000, Mississauga, ON, L5B 3J1, Canada	Software	First Lien Debt	S +	6.00%	10.17%	02/01/2027		262	262	260
Pound Bidco, Inc.	350 Burnhamthorpe Road West Suite 1000, Mississauga, ON, L5B 3J1, Canada	Software	First Lien Debt	S +	6.00%	10.17%	02/01/2027		€263	262	260
Project Boost Purchaser, LLC	12735 Gran Bay Parkway West, Suite 130, Jacksonville, FL 32258-4467	Software	First Lien Debt	S +	2.75%	6.45%	07/16/2031		£4,938	4,943	4,752
Project Leopard Holdings, Inc.	15211 Laguna Canyon Road, Irvine, CA 92618	Software	First Lien Debt	S +	5.25%	9.02%	07/20/2029		22,562	21,657	13,853
Proofpoint, Inc.	925 W Maude Avenue, Sunnyvale, CA 94085	Software	First Lien Debt	S +	3.00%	6.70%	08/31/2028		6,953	6,949	6,721
Quartz Acquireco, LLC	333 W. River Park Drive Provo, Provo, UT 84604	Software	First Lien Debt	S +	2.25%	5.95%	06/28/2030		4,887	4,896	4,056
Quest Software US Holdings, Inc.	5 Polaris Way, Aliso Viejo, CA 92656	Software	First Lien Debt	S +	4.25%	8.07%	02/01/2029		3,552	3,079	2,338
Revalize, Inc.	8800 W Baymeadows Way #500, Jacksonville, FL 32256	Software	First Lien Debt	S +	6.50% (incl. 1.75% PIK)	10.35%	04/16/2029		14,423	14,095	13,130
Revalize, Inc.	8800 W Baymeadows Way #500, Jacksonville, FL 32256	Software	First Lien Debt	S +	6.50% (incl. 1.75% PIK)	10.35%	04/16/2029		274	270	204
Riskonnect Parent, LLC	1701 Barrett Lakes Blvd., Suite 500 Kennesaw, GA 30144	Software	First Lien Debt	S +	4.75%	8.50%	12/07/2028		30,212	29,869	30,062
Riskonnect Parent, LLC	1701 Barrett Lakes Blvd., Suite 500 Kennesaw, GA 30144	Software	First Lien Debt	S +	4.75%	8.50%	12/07/2028		17,149	16,946	17,063

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Riskonnect Parent, LLC	1701 Barrett Lakes Blvd., Suite 500 Kennesaw, GA 30144	Software	First Lien Debt	S +	4.75%	8.50%	12/07/2028		135	92	115
Runway Bidco, LLC	3201 Dallas Parkway, Suite 810, Frisco, TX 75034	Software	First Lien Debt	S +	5.00%	8.70%	12/17/2031		17,874	17,720	17,427
Runway Bidco, LLC	3201 Dallas Parkway, Suite 810, Frisco, TX 75034	Software	First Lien Debt	S +	5.00%	8.70%	12/17/2031		—	(18)	(112)
Runway Bidco, LLC	3201 Dallas Parkway, Suite 810, Frisco, TX 75034	Software	First Lien Debt	S +	5.00%	8.70%	12/17/2031		—	(18)	(56)
Saturn Borrower, Inc.	5 Becker Farm Rd, Roseland, New Jersey, 07068	Software	First Lien Debt	S +	6.00%	9.70%	11/10/2028		17,502	17,312	17,127
Saturn Borrower, Inc.	5 Becker Farm Rd, Roseland, New Jersey, 07068	Software	First Lien Debt	S +	6.00%	9.70%	11/10/2028		—	(33)	(138)
Saturn Borrower, Inc.	5 Becker Farm Rd, Roseland, New Jersey, 07068	Software	First Lien Debt	S +	6.00%	9.70%	11/10/2028		752	722	690
Securonix, Inc.	5080 Spectrum Drive Suite 950 West, Addison, TX 75001	Software	First Lien Debt	S +	7.25% (incl. 3.75% PIK)	10.90%	04/05/2029		31,470	30,931	26,649
Securonix, Inc.	5080 Spectrum Drive Suite 950 West, Addison, TX 75001	Software	First Lien Debt	S +	7.25% (incl. 3.75% PIK)	10.90%	04/05/2029		—	(86)	(828)
Trunk Acquisition, Inc.	3200 Rice Mine Road NE, Tuscaloosa, AL 35406	Software	First Lien Debt	S +	5.75%	9.52%	02/19/2030		13,071	13,009	13,003
Trunk Acquisition, Inc.	3200 Rice Mine Road NE, Tuscaloosa, AL 35406	Software	First Lien Debt	S +	5.75%	9.52%	02/19/2030		1,846	1,832	1,835
Trunk Acquisition, Inc.	3200 Rice Mine Road NE, Tuscaloosa, AL 35406	Software	First Lien Debt	S +	5.75%	9.52%	02/19/2030		—	(3)	(6)
UKG, Inc.	2250 North Commerce Parkway, Weston, FL 33326	Software	First Lien Debt	S +	2.50%	6.17%	02/10/2031		7,400	7,411	7,061
Vanco Payment Solutions, LLC	5600 American Blvd W. | Suite 400, Bloomington, Minnesota, 55437	Software	First Lien Debt	S +	4.75%	8.45%	12/01/2031		3,715	3,680	3,641
Vanco Payment Solutions, LLC	5600 American Blvd W. | Suite 400, Bloomington, Minnesota, 55437	Software	First Lien Debt	S +	4.75%	8.45%	12/01/2031		—	(2)	(3)
Vision Solutions, Inc.	1700 District Ave, #300, Burlington, MA 01803	Software	First Lien Debt	S +	4.00%	7.93%	04/24/2028		3,275	3,241	2,506
Les Schwab Tire Centers	2215 Highway 80 E, Pearl, MS 39208	Specialty Retail	First Lien Debt	S +	2.50%	6.17%	04/23/2031		6,778	6,783	6,753
Gloves Buyer, Inc.	25 British American Blvd, Latham, NY 12110	Textiles, Apparel & Luxury Goods	First Lien Debt	S +	4.00%	7.67%	05/21/2032		6,983	6,813	6,951
Spin Holdco, Inc.	303 Sunnyside Boulevard, Suite 70, Plainview, NY 11803	Trading Companies & Distributors	First Lien Debt	S +	4.00%	7.93%	09/04/2030		2,380	2,383	1,863
White Cap Buyer, LLC	6250 Brook Hollow Parkway, Ste. 100, Norcross, GA 30071	Trading Companies & Distributors	First Lien Debt	S +	3.25%	6.92%	10/19/2029		2,413	2,415	2,316
Brown Group Holding, LLC	345 Park Avenue, Suite 600, New York, NY 10154	Transportation Infrastructure	First Lien Debt	S +	2.50%	6.17%	07/01/2031		4,925	4,930	4,929
Jeppesen Holdings, LLC	55 Inverness Drive, East Englewood, Colorado, 80112	Transportation Infrastructure	First Lien Debt	S +	4.75%	8.42%	11/01/2032		32,648	32,492	32,321
Jeppesen Holdings, LLC	55 Inverness Drive, East Englewood, Colorado, 80112	Transportation Infrastructure	First Lien Debt	S +	4.75%	8.42%	11/01/2032		—	(8)	(16)

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
KKR Apple Bidco, LLC	5201 Tennyson Pkwy, Plano, TX 75024	Transportation Infrastructure	First Lien Debt	S +	2.50%	6.17%	09/23/2031		7,258	7,239	7,258
CCI Buyer, Inc.	300 N. LaSalle St, Suite 5600, Chicago, IL 60602	Wireless Telecommunication Services	First Lien Debt	S +	5.00%	8.70%	05/13/2032		37,604	37,264	37,023
CCI Buyer, Inc.	300 N. LaSalle St, Suite 5600, Chicago, IL 60602	Wireless Telecommunication Services	First Lien Debt	S +	5.00%	8.70%	05/13/2032		—	(19)	(34)
Mobile Communications America, Inc.	135 North Church Street, Suite 310, Spartanburg, SC 29306	Wireless Telecommunication Services	First Lien Debt	S +	4.75%	8.40%	10/16/2029		13,343	13,214	13,343
Mobile Communications America, Inc.	135 North Church Street, Suite 310, Spartanburg, SC 29306	Wireless Telecommunication Services	First Lien Debt	S +	4.75%	8.40%	10/16/2029		3,643	3,590	3,643
Mobile Communications America, Inc.	135 North Church Street, Suite 310, Spartanburg, SC 29306	Wireless Telecommunication Services	First Lien Debt	S +	4.75%	8.40%	10/16/2029		—	(19)	—
Alpine Acquisition Corp. II (2)	3650 Mansell Road, Suite 100, Alpharetta, GA 30022	Distributors	First Lien Debt	S +	5.25%	8.81%	01/14/2031		9,873	9,873	9,873
Alpine Acquisition Corp. II (2)	3650 Mansell Road, Suite 100, Alpharetta, GA 30022	Distributors	First Lien Debt	S +	5.25%	8.81%	01/14/2031		—	(4)	(4)
Alpine Acquisition Corp. II (2)	3650 Mansell Road, Suite 100, Alpharetta, GA 30022	Distributors	First Lien Debt	S +	5.25%	8.81%	01/14/2031		—	(81)	(81)
KWOR Acquisition, Inc.(2)	9725 Windermere Blvd, Fishers, IN 46037	Professional Services	First Lien Debt	S +	5.25%	9.92%	02/28/2030		—	(58)	—
KWOR Acquisition, Inc.(2)	9725 Windermere Blvd, Fishers, IN 46037	Professional Services	First Lien Debt	S +	5.25%	9.92%	02/28/2030		—	(82)	—
Sweep Midco, LLC	4141 Rockside Road, Suite 100, Cleveland, OH 44131	Commercial Services & Supplies	Second Lien Debt				03/12/2034		1,086	543	695
Sweep Midco, LLC	4141 Rockside Road, Suite 100, Cleveland, OH 44131	Commercial Services & Supplies	Second Lien Debt				03/12/2036		3,156	—	—
Infinite Bidco, LLC	17792 Fitch, Irvine, California 92614	Electronic Equipment, Instruments & Components	Second Lien Debt	S +	7.00%	10.93%	03/02/2029		16,800	15,187	15,288
Heartland Veterinary Partners, LLC	10 South LaSalle Street, Suite 2120, Chicago, IL 60603	Health Care Providers & Services	Second Lien Debt		14.50% (incl. 7.00% PIK)	14.50%	09/11/2028		828	824	828
Heartland Veterinary Partners, LLC	10 South LaSalle Street, Suite 2120, Chicago, IL 60603	Health Care Providers & Services	Second Lien Debt		14.50% (incl. 7.00% PIK)	14.50%	09/11/2028		322	320	322
Idera, Inc.	Brookhollow Central III, 2950 North Loop Freeway West, Suite 700, Houston, TX 77092	IT Services	Second Lien Debt	S +	6.75%	10.56%	03/02/2029		355	355	246
KWOR Acquisition, Inc.(2)	9725 Windermere Blvd, Fishers, IN 46037	Professional Services	Second Lien Debt	S +	6.25% (incl. 5.25% PIK)	9.92%	02/28/2030		4,820	4,820	4,820

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread		Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Any Hour, LLC	1374 130 S, Orem, Utah 84058	Diversified Consumer Services	Other Debt		13.00% PIK	13.00%	05/23/2031		3,745	3,697	3,334
KWOR Acquisition, Inc.(2)	9725 Windermere Blvd, Fishers, IN 46037	Professional Services	Other Debt	S +	8.00% PIK	11.67%	02/28/2030		5,044	5,044	4,047
AASC Holdings, LP	3437 S Airport Way, Stockton, California, 95206	Aerospace & Defense	Common Equity					0.01%	90	98	117
Continental Group Holdings, LP	Corporate Headquarters, 8585 N Stemmons Frwy., Floor 6, Dallas, TX 75247	Automobile Components	Common Equity					3.42%	15,517	—	—
Shelby Co-invest, LP (Spectrum Automotive)	302 Bridges Rd Suite 240, Fairfield, NJ 07004	Automobile Components	Common Equity					0.02%	1,500	228	332
Firebird Acquisition Corp, Inc.	3760 Kilroy Airport Way, Suite 600, Long Beach, CA 90806	Commercial Services & Supplies	Common Equity					0.13%	250,000	238	344
Procure Acquiom Financial, LLC (Procure Analytics)	3101 Towercreek, Parkway, Suite 500 Atlanta, GA	Commercial Services & Supplies	Common Equity					0.11%	500,000	625	858
Surewerx Topco, LP	49 Schooner Street, Coquitlam, BC V3K 0B3	Commercial Services & Supplies	Common Equity					0.07%	384	413	458
BP Purchaser, LLC	B O X Partners, LLC, 2650 Galvin Drive, Elgin, IL 60124	Containers & Packaging	Common Equity					0.32%	1,383,156	878	—
BP Purchaser, LLC Rights	B O X Partners, LLC, 2650 Galvin Drive, Elgin, IL 60124	Containers & Packaging	Common Equity					0.32%	1,666,989	76	—
FORTIS Solutions Group, LLC	2505 Hawkeye Court, Virginia Beach, VA 23452	Containers & Packaging	Preferred Equity		12.25% PIK				4,000,000	5,961	3,994
48Forty TopCo, LLC (2)	3650 Mansell Road, Suite 100, Alpharetta, GA 30022	Distributors	Common Equity					5.98%	2,821	—	—
48Forty TopCo, LLC (2)	3650 Mansell Road, Suite 100, Alpharetta, GA 30022	Distributors	Preferred Equity						2,821	11,437	11,437
Eclipse Topco, Inc.	3700 North Capital of Texas, Highway, Suite 420, Austin, TX	Diversified Consumer Services	Preferred Equity		12.50% PIK				310	3,692	3,119
FPG Parent, LLC	4901 Vineland Road Suite 300, Orlando, FL 32811	Diversified Consumer Services	Common Equity					1.60%	5,945	—	—
Leaf Home, LLC	1595 Georgetown Rd, Hudson, OH 44236	Diversified Consumer Services	Preferred Equity		14.00% PIK				600,000	607	774
LUV Car Wash	2218 E Williams Field Road, Suite 225, Gilbert, AZ	Diversified Consumer Services	Common Equity					0.48%	1,383	1,331	936
Sparkstone Electrical Group	133 N Swift Road, Addison, IL 60101	Electrical Equipment	Common Equity					0.31%	1,500	150	62
Applitools, Inc.	155 Bovet Road, Suite 600, San Mateo, CA 94402	Financial Services	Common Equity					2.95%	3,880,115	2,219	1,385
SDB Holdco, LLC	401 Church St., Ste. 1900, Nashville, TN 37219	Health Care Providers & Services	Common Equity					1.30%	14,561,479	—	—

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
Suveto Buyer, LLC	1000 Texan Trail #270, Grapevine, TX 76051	Health Care Providers & Services	Common Equity				0.50%	3,398	306	408
Vardiman Black Holdings, LLC	401 Church St., Ste. 1900, Nashville, TN 37219	Health Care Providers & Services	Preferred Equity	6.00% PIK				7,065,190	$5,247	$—
Amerilife Holdings, LLC	2650 McCormick Drive Suite 300L, Clearwater, FL 33759	Insurance Services	Common Equity				0.04%	9,880	273	496
Frisbee Holdings, LP (Fetch)	101 Greenwich St., New York City, New York, USA	Insurance Services	Common Equity				0.20%	33,276	424	1,215
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Boulevard, Suite 450, Dallas, TX 75019	Insurance Services	Preferred Equity	10.50% PIK				750,000	1,157	743
FMG Suite Holdings, LLC	12395 World Trade Dr., Ste 200, San Diego, CA 92128	Interactive Media & Services	Common Equity				0.46%	500	—	—
FMG Suite Holdings, LLC	12395 World Trade Dr., Ste 200, San Diego, CA 92128	Interactive Media & Services	Preferred Equity	8.00% PIK				500	523	513
Abacus Data Holdings, Inc. (AbacusNext)	4850 Eastgate Mall, San Diego, CA, 92121	Professional Services	Common Equity				0.08%	5,196	317	256
KWOR Intermediate I, Inc.(2)	9725 Windermere Blvd, Fishers, IN 46037	Professional Services	Common Equity				5.54%	2,785	1,069	—
KWOR Intermediate I, Inc.(2)	9725 Windermere Blvd, Fishers, IN 46037	Professional Services	Preferred Equity	8.00% PIK				2,978,848	2,979	—
Verdantas, LLC	6397 Emerald Parkway, Suite 200, Dublin, OH 43016	Professional Services	Common Equity				0.18%	8,848	9	13
Verdantas, LLC	6397 Emerald Parkway, Suite 200, Dublin, OH 43016	Professional Services	Preferred Equity	10.00% PIK				875,952	1,060	1,301
Pritchard Industries, LLC	150 E 42nd St, New York, NY 10017	Real Estate Management & Development	Common Equity				0.12%	332,248	352	169
Cohesity Global, Inc.	5347 South Valentia Way, Suite 200, Greenwood Village, CO 80111	Software	Preferred Equity					18,617	382	382
Fullsteam Operations, LLC	540 Devall Drive, Suite 301,, Auburn, AL	Software	Common Equity				0.09%	45,080	1,520	3,765
Knockout Intermediate Holdings I, Inc.	701 Brickell Avenue Suite 400, Miami, FL, 33131	Software	Preferred Equity	10.75% PIK				5,482	8,421	7,642
New Blackboard, LLC	920 Broadway Fl 8 New York, NY 10010	Software	Common Equity					20,981	—	—
New Blackboard, LLC	920 Broadway Fl 8 New York, NY 10010	Software	Preferred Equity	5.65% PIK				97	2	2
Revalize, Inc.	8800 W Baymeadows Way #500, Jacksonville, FL 32256	Software	Preferred Equity	10.00% PIK				2,951	4,703	3,053
Reveal Data Solutions	145 S. Wells St., Suite 500, Chicago, IL 60606	Software	Common Equity		0.15%			861,539	1,122	852

Investments-non- controlled/non-affiliated	Address	Industry	Investment	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class	Par Amount/ Shares	Cost	Fair Value
RSK Holdings, Inc. (Riskonnect)	1701 Barrett Lakes Blvd., Suite 500 Kennesaw, GA 30144	Software	Preferred Equity	10.50% PIK				10,679,200	17,455	17,688
Wheel Pros, LLC	5347 South Valentia Way, Suite 200, Greenwood Village, CO 80111	Software	Common Equity					10,032	1,655	1,655
North Haven Keystone, LLC (1)		Investments in Joint Ventures	LLC Interest					100,438,800	100,439	99,225

(1)

As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Other than for purposes of the 1940 Act, the Company does not believe that it has control over this portfolio company.

(2)

As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of this portfolio company as the Company owns more than 5% but less than 25% of the portfolio company’s voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement (“non-controlled affiliate”).

FINANCIAL STATEMENTS

The information in “Consolidated Financial Statements and Supplementary Data” in Part II, Item 8 of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2025 filed with the SEC on March 6, 2026, and “Consolidated Financial Statements (Unaudited)” in Part I, Item 1 of the Company’s Quarterly Report on Form  10-Q for the quarter ended March 31, 2026 is incorporated herein by reference. The financial data should be read in conjunction with the Company’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as incorporated by reference herein.

MANAGEMENT

The information in (1) “Directors, Executive Officers and Corporate Governance” in Part III, Item 10 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  31, 2025 and (2) “Business” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are incorporated herein by reference.

PORTFOLIO MANAGEMENT

Our Adviser, an indirect, wholly owned subsidiary of Morgan Stanley, was established in 2007 and serves as the investment adviser for various funds, accounts and strategies, including the funds and accounts on the MS Private Credit platform, including the MS BDCs. The Adviser has established an investment committee, or the Investment Committee, to be responsible for the Company’s investment decisions and it is comprised of senior investment professionals of the Morgan Stanley Investment Management platform, or IM, and is chaired by Ashwin Krishnan, our Chief Investment Officer. The Investment Committee also serves as the investment committee for the other MS BDCs. All investment decisions are reviewed and approved by the Investment Committee, which has principal responsibility for approving new investments and overseeing the management of existing investments.

With over an average of 25 years of experience, the members of the Investment Committee have significant investing, leveraged finance and risk management experience and provide valuable diligence insights to the investment professionals, or the Investment Team, within the MS Private Credit platform. The Investment Team leverages the broad experience-set of the Investment Committee to evaluate transactions and develop a framework for seeking appropriate risk-adjusted returns and risk mitigation strategies for target investments.

The members of the Investment Committee are: David N. Miller, Ashwin Krishnan, Jeffrey Day, David Kulakofsky, Michael Occi, Henry ‘Hank’ D’Alessandro, Toby Norris, Rebecca Shaoul, Jon Spivak, Mario Zillner, and James Morphis.

Biographies of Investment Committee Members

David N. Miller has served as the Chair of our Board of Directors since October 2021 and has served in the same capacity for each of the other MS BDCs since their formation. Mr. Miller is the Global Head of Private Credit & Equity at Morgan Stanley and a member of the IM operating committee. Mr. Miller joined Morgan Stanley in August 2016 and has over 25 years of investing experience. Prior to joining Morgan Stanley, from 2012 to January 2016, Mr. Miller was the President and Chief Executive Officer of Silver Bay Realty Trust Corp. (“Silver Bay”), a publicly traded real estate investment trust he co-founded in 2011 to capitalize on the significant dislocation in the residential housing market. Prior to Silver Bay, Mr. Miller was a Managing Director at Pine River Capital Management and Two Harbors Investment Corp. where he focused on investment strategy and new business development. During the global financial crisis (2008 - 2011), Mr. Miller served in various roles at the U.S. Department of Treasury (“Treasury”), including as the Chief Investment Officer of the Troubled Asset Relief Program where he created complex crisis response investment programs and managed its $700 billion portfolio. Prior to Treasury, Mr. Miller held various investment roles, including as a portfolio manager at HBK Investments and in the Special Situations Group at Goldman Sachs & Co., where he focused on opportunistic investments in public and private debt and equity. Mr. Miller received an M.B.A. from Harvard Business School and a B.A. magna cum laude in Economics from Dartmouth College where he was elected to Phi Beta Kappa. Mr. Miller’s investing experience and experience as a senior officer of several finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Miller is qualified to serve as a Director.

Ashwin Krishnan was appointed Chief Investment Officer in July 2025 and serves in the same capacity for each of the other MS BDCs. Mr. Krishnan has been part of the Morgan Stanley Private Credit platform since its inception in 2009 and has been a member of the investment committee of the Adviser since 2019. Mr. Krishnan is Head of North America Private Credit and Portfolio Manager of the Opportunistic Credit strategy at IM. He joined Morgan Stanley in 2003 and has more than 22 years of experience. Prior to joining Morgan Stanley, Mr. Krishnan was in the Communications Investment Banking group at UBS. Mr. Krishnan holds an M.S. in Engineering from Columbia University and a B.S. in Industrial Engineering from Bangalore University, India.

Jeffrey Day was appointed as Co-President in July 2025 and serves in the same capacity for each of the other MS BDCs. Mr. Day has been a Managing Director of Morgan Stanley IM since 2019 and has more than 25 years of private credit experience. Prior to joining Morgan Stanley, Mr. Day was a Managing Director at Madison Capital Funding (now known as Apogem Capital) and was involved in sponsor coverage, capital markets, and fundraising. Prior to Madison Capital, he worked in various underwriting, portfolio management, capital markets and relationship management roles at JP Morgan Chase, CapitalSource Finance, and GE Capital. Mr. Day earned a BBA in Finance from the Goizueta Business School at Emory University and his MBA in Finance and Management & Strategy from the J.L. Kellogg School of Management at Northwestern University.

David Kulakofsky has served on the Adviser’s Investment Committee since 2020. Mr. Kulakofsky is a Managing Director of Morgan Stanley, Head of Direct Lending Underwriting and a member of the executive team for the Direct Lending strategy and a member of the MS Private Credit Investment Committees. Prior to joining MS Private Credit in April 2020, Mr. Kulakofsky was Head of Madison Capital Funding’s Software & Technology Services team and a member of Madison’s Investment Committee. Mr. Kulakofsky joined Madison Capital at its inception in 2001 as an Associate and was a Vice President and Underwriting Team Leader before transitioning to an origination role in 2007. Prior to joining Madison Capital, Mr. Kulakofsky was an Analyst in the Investment Banking group at Robert W. Baird & Co., focusing primarily on industrial M&A transactions. Mr. Kulakofsky earned a B.A. in Economics with a minor in Sociology from Northwestern University and an MBA in Analytical Finance from the J.L. Kellogg School of Management at Northwestern University.

Michael Occi, Jr. has served as our Chief Executive Officer and a member of our Board of Directors since July 2025 and serves in the same capacity for each of the other MS BDCs. Mr. Occi previously served as our President from January 2025 until his appointment as Chief Executive Officer and as our Chief Administrative Officer from January 2023 until his appointment as our President. Mr. Occi has been a Managing Director of IM since April 2022. Mr. Occi joined Morgan Stanley in 2006. Prior to joining IM, Mr. Occi served as Head of Financial Institutions Equity Capital Markets between May 2019 and April 2022. Previously, Mr. Occi held a variety of other roles within Equity Capital Markets as well as in the financial institutions coverage areas in Fixed Income Capital Markets and in the Investment Banking Division. Mr. Occi graduated magna cum laude from Georgetown University, with a BA in Finance and Accounting.

Henry ‘Hank’ D’Alessandro has served on the Investment Committee since 2019. Mr. D’Alessandro is a Managing Director of Morgan Stanley and is the Vice Chairman of Morgan Stanley’s North America Private Credit team, where he serves on the Investment Committee and is a Senior Advisor of the Credit Partners opportunistic credit strategy. Mr. D’Alessandro joined Morgan Stanley in 1997 and has over 30 years of relevant industry experience. Prior to his current role, Mr. D’Alessandro was Vice Chairman of North American Leveraged and Acquisition Finance and Head of U.S. Financial Sponsor Leveraged Finance. Prior to joining Morgan Stanley, he was a Vice President at Chase Securities, Inc. and an Audit Manager at KPMG Peat Marwick. Mr. D’Alessandro earned a B.S., magna cum laude, from Seton Hall University and an MBA from Cornell University.

Toby Norris has served on the Investment Committee since 2019. Mr. Norris is Chief Operating Officer and Head of Risk Management for Private Investing at IM. Mr. Norris joined Morgan Stanley in 2011 and has over 29 years of banking and risk management experience. Prior to this role Mr. Norris was the head of risk for Merchant Banking and Real Estate Investing. Prior to joining the Firm, Mr. Norris was a senior risk executive at Bank of America Merrill Lynch responsible for managing all credit risk exposure to large corporate borrowers in North America in the general industrials, gaming, sports and other sectors. From 2005 to 2008, Mr. Norris held a series of management positions in Global Risk Management at Merrill Lynch, and was a Managing Director with responsibility for global capital commitments prior to the merger with Bank of America. From 1997 to 2005, Mr. Norris was a leveraged finance and media banker at Merrill Lynch. Mr. Norris received a B.A. in economics from Trinity College and an M.B.A. from the Massachusetts Institute of Technology.

Rebecca Shaoul has served on the Investment Committee since 2025. Ms. Shaoul is a Managing Director of Morgan Stanley and member of the Morgan Stanley Private Credit team, where she serves on the Investment Committee and as Head of Portfolio Management for the Direct Lending strategy. Ms. Shaoul joined Morgan

Stanley in 2020 and has over 15 years of relevant industry experience. Prior to joining Morgan Stanley, Ms. Shaoul was a Director at Madison Capital Funding where she oversaw the underwriting, execution and portfolio management efforts for the Healthcare vertical and previously held various underwriting and execution roles focused on generalist transactions. Prior to joining Madison Capital, Ms. Shaoul held various underwriting and portfolio management roles at Wintrust Financial Corporation. Ms. Shaoul earned a B.S. in Finance from the University of Maryland.

Jon Spivak has served on the Investment Committee since 2025. Mr. Spivak is a Managing Director of Morgan Stanley and a member of the Morgan Stanley Private Credit team, where he serves on the Investment Committee and focuses on originating and underwriting investment opportunities. Mr. Spivak also serves as the Portfolio Manager on various investment vehicles. Mr. Spivak joined Morgan Stanley in 2017 and has over 16 years of relevant industry experience. Prior to joining Morgan Stanley, Mr. Spivak was a Vice President at Tree Line Capital Partners where he was responsible for the origination, execution, and portfolio management of direct lending investments across a wide range of industries. Mr. Spivak also worked at Enhanced Capital Partners, an affiliate of Tree Line, where he held a similar role and served as an Investment Manager of its Small Business Investment Company. Mr. Spivak began his career at Bank of America Merrill Lynch in the Structured Equity Finance group, investing the bank’s balance sheet in various parts of the capital structure. Mr. Spivak holds a B.A. from the University of Pennsylvania and an MBA from the University of Chicago Booth School of Business.

Mario Zillner has served on the Investment Committee since 2026. Mr. Zillner is a Managing Director of Morgan Stanley and is a member of the Morgan Stanley Private Credit team, where he serves on the Investment Committee and focuses on originating and underwriting investment opportunities. Mr. Zillner joined Morgan Stanley in 2020 and has over 15 years of relevant industry experience. Prior to joining Morgan Stanley, Mr. Zillner was a Vice President at Antares Capital, responsible for originating, structuring, and executing private credit investments. Prior to this position, Mr. Zillner worked in various credit groups at both Antares Capital and GE Capital, where he focused on structuring, portfolio management, and relationship management for private equity sponsored transactions. Mr. Zillner earned a B.A. in Finance from Michigan State University.

James Morphis has served on the Investment Committee since 2026. Mr. Morphis is a Managing Director of Morgan Stanley and a member of the Morgan Stanley Private Credit team, where he serves on the investment committee and focuses on originating and underwriting investment opportunities. Mr. Morphis joined Morgan Stanley in 2016 and has over 13 years of relevant industry experience. Prior to joining Morgan Stanley, Mr. Morphis structured, marketed and placed private debt and equity capital as part of Houlihan Lokey’s Capital Markets Group. Prior to Houlihan Lokey, Mr. Morphis was an Assistant Vice President at GE Capital Markets in their leveraged finance business, structuring, marketing and syndicating leveraged loans. Mr. Morphis was also an analyst at M&T Bank, where he underwrote middle market credit facilities, conducting fundamental credit analysis and performing detailed financial modeling. Mr. Morphis holds a B.A. from the University of Rochester and an MBA from the Johnson Graduate School of Management at Cornell University.

The foregoing lists of personnel may not be complete lists and are subject to change, at any time, at the discretion of the Adviser, and no assurance can be given that such personnel will remain in their current positions or retain their current functions with regard to the platform or the Company. Also, the Adviser may change the scope of senior management, portfolio management or the Investment Committee’s responsibilities from time to time, or may conduct periodic portfolio reviews through other internal management committees within guidelines and constraints approved by the Investment Committee. The Adviser undertakes no obligation to update the foregoing description relating to senior management, portfolio management or the Investment Committee in the event of a change in personnel or in the scope of responsibilities. The members of the Investment Committee do not receive any direct compensation from the Company.

As of January 1, 2026, Mr. Krishnan, our portfolio manager, has principal responsibility for approving new investments and overseeing the management of the existing investments of the MS BDCs, which include the

Company, Morgan Stanley Direct Lending Fund, or MSDL, T Series Middle Market Loan Fund LLC, or T Series, North Haven Private Income Fund A LLC, or PIF A, LGAM Private Credit LLC, or LGAM, and SL Investment Fund II LLC, or SLIF II, and which MS BDCs had $20.42 billion in committed capital and advisory fees based on performance, with the exception of SLIF II which does not have advisory fees based on performance, and 4 pooled investment vehicles which had $3.35 billion in committed capital and advisory fees based on performance. He also has shared responsibility for approving new investments and overseeing the management of the existing investments for 2 pooled investment vehicles which had $1.84 billion in committed capital and advisory fees based on performance. Committed capital includes fee-paying capital committed since inception and committed capital is calculated as aggregate capital commitments or equity raised and total committed leverage within each of the funds or accounts with exception for funds past their investment period, where committed capital is calculated as invested capital.

Equity Owned by Investment Committee Members

The following table sets forth the dollar range of equity securities of the Company beneficially owned by our portfolio manager as of May 31, 2026 based on the net asset value per unit of the Company’s units as of April 30, 2026.

Dollar Range of Units Beneficially Owned in the Company(1)(2)
Ashwin Krishnan	None

(1)	The dollar ranges used in the above table are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)

The dollar ranges for the Company were determined using the number of units that were beneficially owned as of May 31, 2026, multiplied by $18.10 per unit, which was the net asset value per unit as of April 30, 2026.

POTENTIAL CONFLICTS OF INTEREST

Introduction

As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of our investors, notwithstanding Morgan Stanley’s participation as one of our unitholders. Investors should be aware that potential and actual conflicts of interest between Morgan Stanley or any Affiliated Investment Account (as defined below), on the one hand, and us, on the other hand, may exist and others may arise in connection with our operation. Morgan Stanley’s employees may also have interests separate from those of Morgan Stanley and us. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of the Company’s unitholders, and, in fact, they may not be.

Our vendors and service providers may charge higher fee rates or otherwise contract on terms that are different to those offered to Morgan Stanley or other Morgan Stanley products.

Material Nonpublic Information

It is expected that confidential or material nonpublic information regarding a portfolio company or potential investment opportunity may become available to Morgan Stanley. If such information becomes available to Morgan Stanley, we may be precluded by trading restrictions in order to comply with applicable law, regulatory restrictions or internal policies or procedures, including without limitation joint transaction restrictions pursuant to the 1940 Act, from pursuing an investment or exit opportunity with respect to such portfolio company or investment opportunity. The Adviser and/or Morgan Stanley may also from time to time be subject to contractual “stand-still” obligations and/or confidentiality obligations that may restrict the Adviser’s ability to trade in or make certain investments on our behalf. In addition, Morgan Stanley may be precluded from disclosing such information to the Investment Team, even in circumstances in which the information would benefit us if disclosed. Therefore, the Adviser may not be provided access to material nonpublic information in the possession of Morgan Stanley that might be relevant to an investment decision to be made by us, and we may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the Investment Team and of the Investment Committee may be recused from certain investment-related discussions, including Investment Committee meetings, so that such members do not receive information that would limit their ability to perform functions of their employment with Morgan Stanley unrelated to us. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act and internal policies and procedures. Accordingly, the Company’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the Company will be able to source any investments from any one or more parts of the Morgan Stanley network.

Investments by Morgan Stanley and Its Affiliated Investment Accounts

Morgan Stanley has advised, and may advise, clients and has sponsored, managed or advised the Affiliated Investment Accounts with a wide variety of investment objectives that in some instances may overlap or conflict with our investment objectives and present conflicts of interest, including without limitation, the MS BDCs, whose investment objectives overlap with ours. The term “Affiliated Investment Accounts” includes certain alternative investment funds, regulated funds and investment programs, accounts and businesses that are advised by or affiliated with the Adviser or its affiliates or through which IM otherwise conducts its business, together with any new or successor to such funds, programs, accounts or businesses. In addition, Morgan Stanley routinely makes equity and private debt investments in connection with its global business and operations. MS Private Credit may also from time to time create new or successor Affiliated Investment Accounts, which may include proprietary accounts of Morgan Stanley, that may compete with us for investment opportunities or overlap in terms of investment strategy and may present similar conflicts of interest. Morgan Stanley and/or some of its Affiliated Investment Accounts have routinely made, and will continue to make, investments that fall within our investment objectives. Certain members of the Investment Team and the Investment Committee may make investment decisions on behalf of Affiliated Investment Accounts, including Affiliated Investment Accounts with investment objectives that overlap with ours.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities in North America, Europe and elsewhere. Morgan Stanley and, to the extent consistent with applicable law, exemptive relief and/or the Adviser’s allocation policies and procedures, its Affiliated Investment Accounts will be permitted to invest in investment opportunities without making such opportunities available to us beforehand. Subject to the requirements of any applicable exemptive relief, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within our investment objectives. We may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts have declined, and vice versa. Certain of these Affiliated Investment Accounts may provide for higher management fees or incentive fees or have greater expense reimbursements or overhead allocations, or permit the Adviser and its affiliates to receive higher origination and other transaction fees, which may create an incentive for the Adviser to favor such Affiliated Investment Accounts. The Adviser has in the past and may in the future enter into one or more contractual arrangements with third parties (“Syndication Partners”), including certain third parties that may or may not be advisory clients of the Adviser, whereby, subject to certain investment criteria, the Adviser would agree to present such third parties with certain co-investment opportunities alongside the MS Private Credit platform, including us.

We rely on the exemptive order, or the Order, which has been granted by the SEC to us, our Adviser and certain of its affiliates, to co-invest with other funds advised by our Adviser or its affiliates, including the MS BDCs, and any proprietary accounts of Morgan Stanley, if applicable, in a manner consistent with our investment objective, positions, policies, strategies, and restrictions as well as regulatory requirements and other pertinent factors. See “Co-Investment Transactions” below. All of the foregoing may reduce the number of investment opportunities available to the Company and may create conflicts of interest in allocating investment opportunities among the Company and the Affiliated Investment Accounts, including any proprietary accounts of Morgan Stanley.

To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all applicable Affiliated Investment Accounts, including us, fair access to new private credit investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, the fiduciary duties of the Adviser, and to meet the conditions of the Order. The Order allows certain of the Affiliated Investment Accounts to participate in negotiated co-investment transactions, subject to the conditions set forth therein as described under “Co-Investment Transactions” below. Each Affiliated Investment Account and Syndication Partner that is subject to the Adviser’s allocation policies and procedures, including us, is assigned a portfolio manager by the Adviser. The portfolio managers review potential investment opportunities and will make an initial determination with respect to the allocation of each applicable opportunity taking into account various factors, including, but not limited to those described under “Co-Investment Transactions” below. The Adviser is empowered to take into account other considerations it deems appropriate to ensure a fair and equitable allocation of opportunities. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to our advantage. There can be no assurance that we will have an opportunity to participate in certain opportunities that fall within our investment objectives.

It is possible that Morgan Stanley or an Affiliated Investment Account will invest in a company that is or becomes a competitor of our portfolio company. Such investment could create a conflict between us, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio company. In addition, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with us. In certain cases, we may be unable to invest in attractive opportunities because of the investment by these Affiliated Investment Accounts in such private equity or private credit funds.

It should be noted that Morgan Stanley has, directly or indirectly, made large investments in certain of its Affiliated Investment Accounts, including the MS BDCs, and accordingly Morgan Stanley’s investment in us may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

To the extent consistent with applicable law and/or any exemptive relief applicable to us and/or the Adviser, in addition to such co-investments, the Company and Morgan Stanley or an Affiliated Investment Account may, as part of unrelated transactions, invest in either the same or different tiers of a portfolio company’s capital structure or in an affiliate of such portfolio company. To the extent we hold investments in the same portfolio company or in an affiliate thereof that are different (including with respect to their relative seniority) than those held by Morgan Stanley or an Affiliated Investment Account, the Adviser and Morgan Stanley may be presented with decisions when the interests of the two co-investors are in conflict. In circumstances where there is a portfolio company in which we have an equity or debt investment and in which Morgan Stanley or an Affiliated Investment Account has an equity or senior debt investment elsewhere in the portfolio company’s capital structure, Morgan Stanley may have conflicting loyalties between its duties to its stockholders, the Affiliated Investment Account, us, certain of its other affiliates and the portfolio company. In that regard, actions may be taken for Morgan Stanley or such Affiliated Investment Account that are adverse to us, or actions may or may not be taken by us due to Morgan Stanley’s or such Affiliated Investment Account’s investment, which action or failure to act may be adverse to us. In addition, it is possible that in a bankruptcy proceeding, our interest may be subordinated or otherwise adversely affected by virtue of Morgan Stanley’s or such Affiliated Investment Account’s involvement and actions relating to its investment. Decisions about what action should be taken in a troubled situation, including whether to enforce claims, whether to advocate or initiate restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring, raise conflicts of interest. If a portfolio company becomes troubled, we might arguably be best served by a liquidation that would result in its debt being paid, but leave nothing for Morgan Stanley or such Affiliated Investment Accounts. In those circumstances where we and Morgan Stanley or such Affiliated Investment Accounts hold investments in different classes of a company’s debt or equity, Morgan Stanley may also, to the fullest extent permitted by applicable law, take steps to reduce the potential for adversity between us and Morgan Stanley or such Affiliated Investment Accounts, including causing us to take certain actions that, in the absence of such conflict, it would not take, such as (A) remaining passive in a restructuring or similar situations (including electing not to vote or voting pro rata with other security-holders), (B) divesting investments or (C) otherwise taking an action designed to reduce adversity. A similar standard generally will apply if Morgan Stanley or such Affiliated Investment Accounts make an investment in a company or asset in which we hold an investment in a different class of such company’s debt or equity securities or such asset.

Our Adviser or its affiliates may engage in certain origination activities and receive arrangement, structuring or similar fees in connection with such activities. See “Risk Factors-Risks Relating to our Business and

Structure-Conflicts related to obligations the Investment Committee, the Adviser or its affiliates have to other clients and conflicts related to fees and expenses of such other clients” in Part I, Item 1A of our most recent Annual Report on Form 10-K. Our Adviser’s liability is limited under our investment advisory agreement with the Adviser, or the Investment Advisory Agreement, and we are required to indemnify our Adviser against certain liabilities. These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See “Risk Factors-Risks Relating to Our Business and Structure-The liability of each of the Adviser, and the Administrator is limited, and we have agreed to indemnify each of the Adviser and the Administrator against certain liabilities, which may lead them to act in a riskier manner on our behalf than each would when acting for its own account” in Part I, Item 1A of our most recent Annual Report on Form 10-K.

Co-Investment Transactions

Our Adviser has received the Order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain Affiliated Investment Accounts, including the MS BDCs and which may include proprietary accounts of Morgan Stanley. Subject to the 1940 Act and the conditions of the Order which includes, among other things, the requirement to ensure a fair and equitable allocation of investment opportunities to the MS BDCs, we may, under certain circumstances, co-invest with Affiliated Investment Accounts, which may include proprietary accounts of Morgan Stanley, in investments that are suitable for us and one or more of such Affiliated Investment Accounts or proprietary accounts of Morgan Stanley. Even though we and any such Affiliated Investment Account or proprietary account co-invest in the same securities, conflicts of interest may still arise. If the Adviser is presented with co-investment opportunities that generally fall within our investment objective and those of one or more Affiliated Investment Accounts advised by the Adviser, whether focused on a debt strategy or otherwise, the Adviser will allocate such opportunities among us and such Affiliated Investment Accounts in a manner consistent with the Order and our Adviser’s allocation policies and procedures, as discussed herein.

Investment opportunities for all other Affiliated Investment Accounts not advised by our Adviser, which may include proprietary accounts of Morgan Stanley, are allocated in accordance with their respective investment advisers’ and Morgan Stanley’s other allocation policies and procedures. Such policies and procedures may result in certain investment opportunities that are attractive to us being allocated to other Affiliated Investment Accounts, which may include proprietary accounts of Morgan Stanley.

With respect to co-investment transactions conducted under the Order, allocations among us and certain other Affiliated Investment Accounts , which may include proprietary accounts of Morgan Stanley, will generally be made taking into account a variety of factors which may include factors not limited to: investment guidelines, goals or restrictions of the applicable Affiliated Investment Accounts or proprietary account, available capital and liquidity restrictions, target position hold size, diversification requirements and objectives, issuer, industry and geographical considerations, leverage covenants or restrictions, tax considerations, legal or regulatory considerations and risk considerations, prohibitions or restrictions on “joint transactions” for entities regulated under the 1940 Act, compliance with co-investment order conditions pursuant to our Order and other applicable guidance and relief, as applicable. Final allocations are generally approved by an allocation committee comprised of senior management, subject to certain exceptions. Our Board of Directors regularly reviews the allocation policies and procedures and code of ethics of the Adviser.

Morgan Stanley Trading and Principal Investing Activities

Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for our holdings, although these activities could have an adverse impact on the value of one or more of our investments, or could cause

Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to ours.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to us. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing, and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting, or creditor rights, or management or other control with respect to securities or loans of portfolio companies or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not our interests.

Subject to the limitations of applicable law and the conditions of the Order, we may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking Activities

Morgan Stanley advises clients on a variety of mergers, acquisitions, go private, hedging and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with us, with respect to investments in portfolio companies in which we may invest. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by us. Morgan Stanley may give advice and provide recommendations to persons competing with us and/or any of our portfolio companies that are contrary to our best interests and/or the best interests of our portfolio companies.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing, lending or hedging assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit our ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between our best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand. From time to time, Morgan Stanley’s investment banking professionals may introduce a client to us that requires financing to complete an acquisition transaction and may receive a finder’s fee to the extent permitted by applicable law.

To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under chapter 11 of the Bankruptcy Code or similar laws in other jurisdictions, the Adviser’s flexibility in making investments in such restructurings on our behalf may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-à-vis our investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

Our portfolio companies may engage Morgan Stanley to perform investment banking services, including advice on valuing, structuring, negotiating and arranging financing for certain transactions, and Morgan Stanley may also earn fees in connection with unconsummated transactions. In such situations, Morgan Stanley will generally receive fees based on the prevailing market rates for such services upon the consummation of the investment banking transaction for which it was retained.

Morgan Stanley will not share these fees with us. Morgan Stanley may also make interest-bearing loans to us and our portfolio companies and may act as agent in connection with the placement or syndication of our respective indebtedness.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which we invest, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services.

Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with us or the investors, and the management fees payable by or on our behalf and the behalf of the investors will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. We may be precluded from participating in a loan to the company being sold under these circumstances.

Morgan Stanley’s Investment Management Activities

Morgan Stanley conducts a variety of investment management activities, including sponsoring investment funds that are registered under the 1940 Act and subject to its rules and regulations. Such activities also include managing assets of pension funds that are subject to federal pension law and its regulations. Such activities are generally restricted to investments in publicly traded securities and may present conflicts if we pursue an investment in, or if one of our portfolio companies seeks to acquire or merge with, a public company in which Morgan Stanley’s investment management clients and investment companies have previously invested.

Morgan Stanley’s Marketing Activities

Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of alternative structured products and other securities in which we may invest, including, without limitation, royalty-backed bonds and royalty sales, tax receivable agreements, index dividend swaps, synthetic performing loan securitizations, collateralized loan obligations and commercial mortgage-backed securities. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 57(a) thereof, we may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with us. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which we have an investment may be adverse to our best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in our best interests.

Without limiting the generality of the foregoing, in light of our investment strategy, it is anticipated that a portion of our investments will be sourced from various Morgan Stanley business units, including in particular, but without limitation, the Institutional Securities division, or ISG, which includes Investment Banking, Sales & Trading, and Global Capital Markets. To the extent permitted by the 1940 Act, ISG may serve as a broker to both the counterparty and us. There can be no assurance that we will be able to source investments from other businesses within Morgan Stanley.

Commodities and Global-Structured Products

Morgan Stanley’s commodities business will not be required to offer any investment opportunity to us. This business includes or may include in the future (but is not limited to) the ownership (whether directly or indirectly, in whole or in part), financing, hedging, trading, production, storage and delivery of various types of commodities and commodity-related products and commodity-related assets, including, without limitation, energy (power and capacity), coal, emissions, oil and its byproducts, natural gas, metals and minerals, agricultural products, wind-powered energy, renewables, biodiesels, shipping, transmission, port and storage facilities, conversion facilities or any associated land or other facilities and generation.

Morgan Stanley’s global-structured products business will not be required to offer any investment opportunity to us. This business is a joint venture among Morgan Stanley’s investment banking, fixed income and consolidated equities divisions that pursues structured tax-advantaged transactions primarily on behalf of Morgan Stanley.

Client Relationships

Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and us, the investors or the entities in which we invest, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to us.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on our behalf.

Principal Investments

To the extent permitted by applicable law, there may be situations in which our interests in a portfolio company may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts advised by Morgan Stanley or their affiliates. This may occur because these accounts hold public and private debt and equity securities of a large number of issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.

Conflicts with Portfolio Companies

Officers and employees of the Adviser or Morgan Stanley may serve as directors of certain portfolio companies and, in that capacity, will be required to make decisions that they consider to be in the best interest of the portfolio company. In certain circumstances, for example in situations involving bankruptcy or near insolvency of the portfolio company, actions that may be in the best interests of the portfolio company may not be in our best interests, and vice versa. In addition, the possibility exists that the companies with which one or more members of the Investment Team or other employees of Morgan Stanley are involved could engage in transactions that would be suitable for us, but in which we might be unable to invest. Accordingly, in these situations, there may be conflicts of interests between such person’s duties as an officer or employee of the Adviser or Morgan Stanley and such person’s duties as a director of the portfolio company.

Morgan Stanley may invest on behalf of itself and/or its Affiliated Investment Accounts in a portfolio company that is a competitor of one of our portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of our portfolio companies. In providing advice and recommendations to, or with respect to, such portfolio companies, and in dealing in their securities on behalf of itself or such Affiliated Investment Accounts, to the extent permitted by law, Morgan Stanley will not take into consideration our best interests or the best interests of our portfolio companies. Accordingly, such advice, recommendations and dealings may result in adverse consequences to us or our portfolio companies. In addition, in providing services to such portfolio companies, the Adviser may come into possession of information that it is prohibited from acting on (including on our behalf) even though such action would be in our best interests. See also “Material Nonpublic Information” above.

Transactions with Portfolio Companies of Affiliated Investment Accounts

Our portfolio entities may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, one of our portfolio entities may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley funds, investment vehicles and accounts (which may or may not include us) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley funds, investment vehicles or accounts that do not own an interest therein. Such fees and compensation received by portfolio companies of Affiliated Investment Accounts described above would not be shared with us.

Broken Deal and Other Expenses

The appropriate allocation of fees and expenses generated in connection with potential portfolio investments that are not consummated with an investment of our assets, including without limitation out-of-pocket fees associated with attorney fees and the fees of other professionals, will be determined based on the policies adopted by the Adviser and we are expected to bear our ratable share of such expenses.

Investments in Portfolio Investments of Other Funds

To the extent permitted by applicable law and/or the terms of the Order, when we invest in certain companies or other entities, other funds affiliated with the Adviser may have made or may be making an investment in such companies or other entities.

Other funds that have been or may be advised by the Adviser or its affiliated advisers may invest in the companies or other entities in which we have made an investment. Under such circumstances, we and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of our respective investments). If the interests held by us are different from (or take priority over) those held by such other funds, the Adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by us.

Allocation of Expenses

Expenses may be incurred that are attributable to us and one or more other Affiliated Investment Accounts (including in connection with portfolio companies in which we, and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among us and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as may be required by applicable law.

Temporary Investments

To more efficiently invest short-term cash balances held by us, the Adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be affiliated with the Adviser to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser will receive asset-based fees in respect of our investment (which will reduce the net return realized by us).

Brokerage Activities

The Adviser may, in its discretion, subject to its determination in its discretion that such transactions are on arm’s-length terms, and subject to applicable law, choose to execute trades with Morgan Stanley acting as agent and charging a commission to us.

Restructuring Activities

Morgan Stanley may also represent creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these proceedings. From time to time, Morgan Stanley may serve on creditor or equity committees. These actions, for which Morgan Stanley may be compensated, may limit or preclude the flexibility that we may otherwise have to buy or sell securities issued by those companies, as well as certain other assets.

Other Affiliate Transactions

We may borrow money from multiple lenders, including Morgan Stanley, from time to time as permitted by applicable law. In addition, our portfolio companies also may participate as a counterparty with, or as a counterparty to, Morgan Stanley or an investment vehicle formed by it in connection with currency and interest rate hedging, derivatives (including swaps and forwards of all types), obtaining leverage and other transactions. The Adviser, which is responsible for pursuing our investment objectives, is under control of Morgan Stanley and may encounter conflicts where, for example, a decision regarding the acquisition, holding or disposition of an investment is considered attractive or advantageous for us yet poses a risk of economic loss to Morgan Stanley. If such conflicts arise, potential investors should be aware that, while the Adviser has a fiduciary duty to us, Morgan Stanley may act to protect its own interests to the extent permitted by applicable law ahead of our investment interests. Note that Morgan Stanley’s ability to serve as a lender to us or our portfolio companies or counterparty to our portfolio companies has been and is likely to be restricted by the Volcker Rule.

As of April 13, 2026, Mitsubishi UFJ Financial Group, or MUFG, owns an approximate 23.95% interest in Morgan Stanley on a fully diluted basis. Morgan Stanley and MUFG have agreed to pursue a global strategic alliance and have identified numerous areas of collaboration, including asset management, capital markets and corporate and retail banking. While we may transact business with MUFG and its affiliates to the extent permitted by applicable law, such transactions will be on an arm’s-length basis.

Management of the Company

The members of the Investment Team will generally devote such time as Morgan Stanley, in its sole discretion, deems necessary to carry out our operations effectively. The members of the Investment Team may also work on projects for Morgan Stanley (including the MS BDCs and other Affiliated Investment Accounts), and conflicts of interest may arise in allocating management time, services or functions among such affiliates. Certain members of the Investment Team, including senior members thereof, are not expected to be involved in each aspect of the Company, including in evaluating and reviewing certain types of investments made by us. Morgan Stanley (including the Adviser, members of the Investment Team and members of the Investment Committee) will not be precluded from conducting activities unrelated to us.

Financial Interests of Morgan Stanley Personnel May Incentivize Morgan Stanley Personnel to Promote the Sale of Interests in the Company

Morgan Stanley Wealth Management, or WM, and certain of the Adviser’s affiliates may assist in the placement of our units (in such capacity, the “Affiliated Placement Agents”). Each unitholder that purchases interests through an Affiliated Placement Agent may receive additional disclosures from the Affiliated Placement Agent regarding services provided by the Affiliated Placement Agent and the fees received by the Affiliated Placement Agent and/or their salespersons (i.e., financial advisors and private wealth advisors) in connection with the sale of our units and should review such disclosures carefully prior to making an investment in the Company. The prospect of receiving, or the receipt of, additional compensation by the Affiliated Placement Agents may provide such Affiliated Placement Agents and/or their salespersons (i.e., financial advisors and private wealth advisors) with an incentive to favor sales of our units and interests in funds whose affiliates make similar compensation available over sales of interests in funds (or other fund investments) with respect to which the Affiliated Placement Agent does not receive additional compensation, or receives lower levels of additional compensation.

In addition, to the extent permitted by applicable law, the Adviser will seek to source certain investment opportunities from WM’s financial advisors and private wealth advisors, as well as other Morgan Stanley business’ networks, who will, to the extent permitted by applicable law, be compensated for sourcing a portfolio investment that is ultimately consummated by the Company. A financial advisor, private wealth advisor or banker, therefore, may be compensated or have an incentive for both a sale of our units and for managing the assets of the referred client or providing other advisory or banking services to such client and may have a conflict of interest in connection with any such referral.

These arrangements should be taken into account when considering and evaluating any recommendations related to our units.

Relationship among the Company, the Adviser and the Investment Team

To the extent permitted by applicable law, we may engage in agency transactions involving Morgan Stanley, and principal cross transactions involving certain funds advised by Morgan Stanley as counterparty, in all cases subject to applicable law, including the 1940 Act, the Investment Advisers Act of 1940, as amended and Dodd-Frank Wall Street Reform and Consumer Protection Act. These transactions may create a conflict of interest between the interests of the Adviser in assuring that we receive the best execution on all transactions and in limiting or reducing the fees paid by us, and its interest in generating profits and fees for Morgan Stanley.

The Investment Committee

The Investment Committee has principal responsibility for approving new investments and oversight over portfolio construction and management of existing investments. The Investment Committee is composed of senior members of the Investment Team and other Morgan Stanley investment professionals and executives. There is no assurance that all members of the Investment Committee will be present at every meeting of the

Investment Committee, or otherwise involved in all decisions of the Investment Committee. Most of the members of the Investment Committee will be involved in business activities of Morgan Stanley other than activities with respect to the Company.

For example, the Investment Committee also serves the Adviser in its capacity as the investment adviser to the MS BDCs. Conflicts of interest may arise between Morgan Stanley or its clients, on the one hand, and us, on the other hand. Members of the Investment Committee may be affected by such conflicts of interest as a result of their other activities for Morgan Stanley. One or more members of the Investment Committee may recuse themselves from attendance at one or more meetings of the Investment Committee or from participation in certain of its activities, with a view to mitigating actual or potential conflicts of interest, even where such individual has relevant knowledge or experience with respect to the matters under consideration that would have assisted the Investment Committee in making its decisions. Also, a member of the Investment Committee may be precluded from attending, or may decide not to attend, meetings of the Investment Committee as a result of regulatory or other requirements affecting such individual. To the extent that one or more members of the Investment Committee does not participate in the meetings or activities of the Investment Committee for any reason, this may result in the Investment Committee making different decisions than those that it would have made had such member(s) participated (including, without limitation, investment decisions), which may have adverse consequences for us. Conversely, a member of the Investment Committee may, to the extent permitted by Morgan Stanley’s internal policies and applicable law, attend and participate in meetings of the Investment Committee notwithstanding that such individual is affected by conflicts of interest as contemplated in this paragraph. In such a case, the Investment Committee may reach different conclusions with respect to matters affecting us (including without limitation investment decisions) than it would have reached had such member either not been affected by such conflict of interest, or had recused himself or herself from participating in such decision, which may have adverse consequences for us. Furthermore, the Adviser may change the composition of the Investment Committee from time to time. There can be no assurance that any replacement members of the Investment Committee will be of comparable experience and seniority to current members of the Investment Committee.

Potential Merger or Asset Sale, including to Another BDC or Fund Managed by the Adviser

The Company may, at any time, determine to pursue a transaction among us and one or more other entities, including a merger, consolidation, recapitalization, reorganization, or sale of units in each case for consideration of either cash and/or securities of the acquirer, in each case subject to any required approvals and any applicable requirements of the 1940 Act (a “Transaction”). Potential acquirers could include other BDCs and entities that are not BDCs, in each case, that are advised by the Adviser or its affiliates or by unaffiliated third parties. The Company does not intend to target a quotation or listing of its units on a national securities exchange, including an initial public offering. The Adviser would not recommend any such Transaction unless it determines that it would be in our interests, with such determination dependent on factors it deems relevant. If the Adviser serves as the investment adviser of both parties to a Transaction, various conflicts of interest would apply with respect to any such a Transaction. Such conflicts of interest may potentially arise from, among other things, differences between the compensation payable to the Adviser by us and by the entity resulting from such a Transaction or efficiencies or other benefits to the Adviser as a result of managing a single, larger fund instead of two separate funds.

Company Creditworthiness

We will be required to establish business relationships with counterparties based on our own credit standing. Morgan Stanley will not have any obligation to allow its credit to be used in connection with our establishment of our business relationships, nor is it expected that our counterparties will rely on the credit of Morgan Stanley in evaluating our creditworthiness.

Placement Agent Fees

Broker-dealers that are affiliates of Morgan Stanley and/or one or more of its affiliates or third parties will act as placement agents or distributors (the “Placement Agents”) to assist in the placement of units to certain unitholders (the “Clients”). The Placement Agents will be paid compensation by the Clients in connection with the sale, distribution, retention and/or servicing of the units, the cost of which will be indirectly borne by the Clients in as an expense of the Company. In addition, the Adviser may pay additional compensation, out of its own funds and not as an additional charge to the Company or investors, to the Placement Agents and/or selected brokers, dealers or other financial intermediaries, including affiliated broker dealers for the purpose of introducing a selling agent to the Company and/or promoting the recommendation of an investment in the units. Such payments made by the Adviser may be based on the aggregate purchase price of the Clients as determined by the Adviser.

The potential for the Placement Agents to receive compensation in connection with a Client’s investment in the Company presents a potential conflict of interest in recommending that such Client purchase our units.

The prospect of receiving, or the receipt of, additional compensation, as described above, by the Placement Agents may provide such Placement Agents and/or their salespersons with an incentive to favor sales of shares and interests in funds whose affiliates make similar compensation available over sales of interests in funds (or other fund investments) with respect to which the Placement Agent does not receive additional compensation or receives lower levels of additional compensation. Prospective investors should take such payment arrangements into account when considering and evaluating any recommendations related to our units. Morgan Stanley employees involved in the marketing and placement of our units are not acting as tax, financial, legal or accounting advisors to potential investors in connection with the offering of our units. Potential investors must independently evaluate the offering and make their own investment decisions.

Disparate Fee Arrangements with Service Providers

Certain of our advisors and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, agents, attorneys, consultants and investment or commercial banking firms) and our portfolio entities also provide goods or services to or have business, personal, political, financial or other relationships with Morgan Stanley, the Adviser or their affiliates. Such advisors and other service providers may be investors in us, former employees of Morgan Stanley, affiliates of the Adviser, sources of investment opportunities or co-investors or counterparties therewith. Morgan Stanley may receive discounts from such advisors and other service providers due to certain economies of scale. Notwithstanding the foregoing, investment transactions for us that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to us. In certain circumstances, advisors and other service providers, or their affiliates, charge different rates or have different arrangements for services provided to Morgan Stanley, the Adviser or their affiliates as compared to services provided to us and our portfolio entities, which may result in more favorable rates or arrangements than those payable by us or such portfolio entities. In connection with the engagement of any such service provider (including accountants), it is likely that we, the Adviser and our respective affiliates will need to acknowledge that to the fullest extent permitted by law, such service provider does not represent or owe any duty to any investor or to the investors as a group in connection with such retention.

Morgan Stanley Policies and Procedures

Specified policies and procedures implemented by Morgan Stanley reasonably designed to mitigate potential conflicts of interest and address certain legal and regulatory requirements including money laundering and corruption-related requirements and reflecting the increasing relevance of environmental, social and corporate governance issues (including adoption of an environmental policy statement and a statement on human rights), contractual restrictions and/or reputation-driven concerns may limit the Adviser’s ability to pursue certain investment opportunities and reduce the synergies across Morgan Stanley’s various businesses that we expect to draw on for purposes of pursuing attractive investment opportunities. Because Morgan Stanley has many different principal, asset management and advisory businesses, it is subject to a number of actual, potential and perceived conflicts of interest, greater regulatory oversight and more legal, regulatory and contractual restrictions than those to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Morgan Stanley has implemented certain policies and procedures (e.g., information walls) and established a global conflicts management office to review conflicts and potential conflicts between various Morgan Stanley businesses, and these may reduce the positive synergies that we expect to utilize for purposes of finding, managing and disposing of attractive investments. For example, Morgan Stanley may come into possession of material non-public information with respect to entities in which we may be considering making an investment. As a consequence, that information, which could be of benefit to us, might become unavailable to us; in some instances, the investment opportunities may no longer be made available to us.

Morgan Stanley has implemented a number of policies impacting us and the Adviser aimed at mitigating franchise risk, preventing money laundering and corruption, and reflecting the increasing relevance of environmental, social and corporate governance issues (including adoption of an environmental policy statement and a statement on human rights).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The information contained under the caption “Certain Relationships and Related Party Transactions and Director Independence” in Part III, Item 13 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and under the caption “Note 3-Significant Agreements and Related Party Transactions” in the Notes to the Audited Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is incorporated by reference herein.

CONTROL PERSONS AND PRINCIPAL UNITHOLDERS

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days.

The following table sets forth, as of May 31, 2026, information with respect to the beneficial ownership of our units by:

•	each person known to us to beneficially own more than 5.0% of our outstanding units;

•	each of our directors and executive officers; and

•	all of our directors and executive officers as a group.

Ownership information for those persons who beneficially own more than 5% of our outstanding units is based on Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.

The percentage ownership is based on 180,538,451 shares of units outstanding as of May 31, 2026. To our knowledge, except as indicated in the footnotes to the table, each of the unitholders listed below has sole voting and/or investment power with respect to units beneficially owned by such unitholder. Unless otherwise indicated by footnote, the address for each listed individual is c/o North Haven Private Income Fund LLC, 1585 Broadway New York, NY 10036.

Our directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act, and independent directors are all other directors.

Name of Individual or Identity of Group	Number of Units Beneficially Owned(1)	Percent of Units Beneficially Owned(1)	Dollar Range of Equity Securities |Beneficially Owned(2)(3)	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund Complex(2)(4)(5)
Directors and Executive Officers:
Interested Directors
David N. Miller(6)	2,540.032	*	$10,001 -$50,000	Over $100,000
Independent Directors
Joan Binstock(7)	3,616.447	*	$50,001 -$100,000	Over $100,000
Bruce D. Frank(8)	2,544.143	*	$10,001 -$50,000	Over $100,000
Kevin Shannon	2,583.979	*	$10,001 -$50,000	Over $100,000
Adam Metz	—	—	None	Over $100,000
Executive Officers Who Are Not Directors
Jeffrey Day	5,929.188	*	Over $100,000	Over $100,000
Orit Mizrachi	1,313.889	*	$10,001 -$50,000	Over $100,000
Michael Occi	5,313	*	$50,001 -$100,000	Over $100,000
David Pessah	—	—	None	$50,001 - $100,000
Ashwin Krishnan	—	—	None	$10,001 -$50,000
Hope Brown	—	—	None	None
All Directors and Executive Officers as a Group (eleven persons)	14,204	*	Over $100,000	Over $100,000

*	Represents less than 1.0% of the issued and outstanding units.

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of our units since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our units listed in this table.

(2)	The dollar ranges used in the above table are: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(3)

The dollar ranges for the Company were determined using the number of units that were beneficially owned as of May 31, 2026, multiplied by $18.10 per unit, which was the net asset value per unit as of April 30, 2026.

(4)	The “Fund Complex” consists of the Company, MSDL, T Series, PIF A, LGAM and SLIF II, each a MS BDC that has the same investment adviser as the Company.
(5)

The dollar ranges for MSDL were determined using the number of shares that were beneficially owned as of May 31, 2026 multiplied by the closing sales price of the Company’s common stock as reported on the New York Stock Exchange, or the NYSE, on May 31, 2026. The dollar ranges for SLIF II were determined using the number of units that were beneficially owned as of May 31, 2026, multiplied by $19.87 per unit, which was the net asset value per unit as of March 31, 2026. No shares of common stock of T Series, PIF A or LGAM were beneficially owned by any Director or Director nominee as of May 31, 2026.

(6)	Mr. Miller is the owner of the MSSB C/F David Nathan Miller IRA, which owns the reported securities.
(7)

Ms. Binstock is the grantor and trustee of the Joan A Binstock Revocable Trust, which owns the reported securities. Ms. Binstock disclaims beneficial ownership of units held by the Joan A Binstock Revocable Trust, except to the extent of her pecuniary interest therein.

(8)	Mr. Frank is the owner of an individual retirement account, which owns the reported securities.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Delaware Limited Liability Company Act (6 Del. C. §18-214, et seq.) (as amended from time to time, the “Delaware Act”) and of our First Amended and Restated Limited Liability Company Agreement (as amended, the “LLC Agreement”). This summary is not necessarily complete, and we refer you to the Delaware Act and our LLC Agreement, forms of which are incorporated by reference to the exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Under the terms of our LLC Agreement, we are authorized to issue an unlimited number of units and preferred units. As of May 31, 2026, there was one class of units, Class S units, with 180,538,451 Class S units outstanding and no preferred units outstanding. There is currently no market for our units, and we can offer no assurances that a market for our units will develop in the future. We do not intend for our units to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our units. No units have been authorized for issuance under any equity compensation plans.

Description of our Units

Common Units

Under the terms of the LLC Agreement, we retain the right to accept subscriptions for our units. In addition, holders of units are entitled to one vote for each unit held on all matters submitted to a vote of unitholders and do not have cumulative voting rights. Unitholders are entitled to receive proportionately any distributions declared by the Board of Directors, subject to any preferential dividend rights of outstanding preferred units. Upon our liquidation, dissolution or winding up, the unitholders will be entitled to receive ratably our net assets available after the payment of (or establishment of reserves for) all debts and other liabilities and will be subject to the prior rights of any outstanding preferred units. Unitholders have no redemption or preemptive rights. The rights, preferences and privileges of unitholders are subject to the rights of the holders of any preferred units that we may designate and issue in the future.

Under the LLC Agreement, the Board of Directors may authorize additional classes of units. Each class of units shall represent an investment in the same pool of assets and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as each other class of units except for such differences as will be clearly and expressly set forth in our Certificate of Formation or LLC Agreement.

Preferred Units

Our private offering does not include an offering of preferred units. However, under the terms of the LLC Agreement, our Board of Directors is authorized to issue one class of preferred units without approval of the common unitholders. Prior to the issuance of a series of preferred units, the Board of Directors is required by the LLC Agreement to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption. The 1940 Act limits our flexibility as certain rights and preferences of the preferred units require, among other things: (i) immediately after issuance and before any distribution is made with respect to the units, we must meet an asset coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred units; and (ii) at any time when there are outstanding preferred units, the holders of preferred units, if any are issued, must be entitled as a class to elect two directors at all times, which directors may be additional directors or existing directors designated by the Board of Directors to be elected by the preferred unitholders, and to elect a majority of the directors if and for so long as distributions on the preferred units are unpaid in an amount equal to two full years of distributions on the preferred units.

Transfer and Resale Restrictions

Investors in our units may sell, assign, transfer, or otherwise dispose of (in each case, a “Transfer”) their units provided that the transferee satisfies applicable eligibility and/or suitability requirements and the Transfer is otherwise made in accordance with applicable securities, tax, anti-money laundering and other applicable laws and compliance with our LLC Agreement. No Transfer will be effectuated except by registration of the Transfer on the Company’s books. Each transferee must agree to be bound by the restrictions set forth in the LLC Agreement and all other obligations as an investor in the Company.

We intend to sell our units in private offerings in the United States under the exemption provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, Regulation S under the Securities Act and other exemptions from the registration requirements of the Securities Act. Investors who acquire our units in such private offerings are required to complete, execute and deliver a subscription agreement (“Subscription Agreement”), a joinder to our LLC Agreement and related documentation, which includes customary representations and warranties, certain covenants and restrictions and indemnification provisions. Additionally, such investors may be required to provide due diligence information to us for compliance with certain legal requirements. We may, from time to time, engage offering or distribution agents and incur offering or distribution fees or sales commissions in connection with the private offering of our units in certain jurisdictions outside the United States. The cost of any such offering or distribution fees may be borne by an affiliate of the Adviser. We will not incur any such fees or commissions if our net proceeds received upon a sale of our units after such costs would be less than the net asset value per unit.

Limited Liability of the Members

No common unitholder or former common unitholder, in its capacity as such, will be liable for any of our debts, liabilities or obligations except as provided hereunder and to the extent otherwise required by law. Each common unitholder will be required to pay to us any unpaid balance of any payments that he, she or it is expressly required to make to us pursuant to the LLC Agreement or pursuant to such common unitholder’s Subscription Agreement, as the case may be.

Delaware Law and Certain Limited Liability Company Agreement Provisions

Organization and Duration

We were formed as a Delaware limited liability company on March 4, 2021 with the name “Morgan Stanley Private Income Fund LLC.” We changed our name to “North Haven Private Income Fund LLC” on November 4, 2021. We will remain in existence until dissolved in accordance with the LLC Agreement or pursuant to Delaware law.

Purpose

Under the LLC Agreement, we are permitted to engage in any business activity that lawfully may be conducted by a limited liability company organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon it pursuant to the agreements relating to such business activity.

Agreement to be Bound by the LLC Agreement; Power of Attorney

By executing the Subscription Agreement (which signature page constitutes a counterpart signature page to the LLC Agreement), each investor accepted by the Company is agreeing to be admitted as a member of the Company and bound by the terms of the LLC Agreement. Pursuant to the LLC Agreement, each common unitholder and each person who acquires units from a common unitholder grants to certain of our officers (and, if appointed, a liquidator) a power of attorney to, among other things, execute and file documents required for our qualification, continuance or dissolution. The power of attorney also grants the Board of Directors the authority to make certain amendments to, and to make consents and waivers under and in accordance with, the LLC Agreement.

Resignation and Removal of Directors; Procedures for Vacancies

Any director may resign at any time by submitting his or her written resignation to the Board of Directors or secretary of the Company. Such resignation will take effect at the time of its receipt by the Company unless another time be fixed in the resignation, in which case it will become effective at the time so fixed. The acceptance of a resignation is not required to make it effective. Any or all of the directors may be removed by the affirmative vote of a majority of the full Board of Directors; provided, that any or all directors appointed by preferred unitholders may be removed only by the affirmative vote of at least 66 2/3% in voting power of all our then-outstanding preferred units.

Except as otherwise provided by applicable law, including the 1940 Act, any newly created directorship on the Board of Directors that results from an increase in the number of directors, and any vacancy occurring in the Board of Directors that results from the death, resignation, retirement, disqualification or removal of a director or other cause, will be filled by the appointment and affirmative vote of a majority of the remaining directors in office, although less than a quorum (with a quorum being a majority of the total number of directors), or by a sole remaining director. Any director elected to fill a vacancy or newly created directorship will hold office for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualified, or until his or her death, resignation, retirement, disqualification or removal.

Action by Unitholders

Under the LLC Agreement, unitholder action can be taken only at a meeting of unitholders or by written consent in lieu of a meeting by unitholders representing at least the number of units required to approve the matter in question.

Only our Board of Directors, the Chair of the Board of Directors or our Chief Executive Officer may call a meeting of unitholders. Only business specified in our notice of meeting (or supplement thereto) may be conducted at a meeting of unitholders.

Amendment of the LLC Agreement; No Approval by Unitholders

Except as otherwise provided in the LLC Agreement, the terms and provisions of the LLC Agreement may be amended with the consent of the Board of Directors (which term includes any waiver, modification, or deletion of the LLC Agreement) during or after the term of the Company, together with the prior written consent of:

•	If no preferred units have been issued and are outstanding, the holders of a majority of the units; and

•

If preferred units have been issued and are outstanding, (i) in the case of an amendment not affecting the rights of preferred unitholders, the holders of a majority of the units, (ii) in the case of an amendment not affecting the rights of the common unitholders (including rights or protections with respect to tax consequences of common unitholders), the holders of a majority of the preferred units, and (iii) in case of an amendment affecting the rights (including rights or protections with respect to tax consequences of common unitholders) of both the common unitholders and preferred unitholders, the holders of a majority of the units and the holders of a majority of the preferred units.

Notwithstanding clauses (a) or (b) above, certain limited amendments, as set forth in the LLC Agreement, may be made with the consent of the Board of Directors and without the need to seek the consent of any common unitholder or preferred unitholder.

Merger, Sale or Other Disposition of Assets

Subject to any restrictions of the 1940 Act and applicable law, the Board of Directors may, without the approval of our unitholders, cause us to, among other things, sell, exchange or otherwise dispose of all or substantially all of our assets in a single transaction or series of transactions, or approve on our behalf, the sale, exchange or disposition of all or substantially all of our assets. Our Board of Directors may also cause the sale of all or substantially all of our assets under a foreclosure or other realization without unitholder approval. Unitholders are not entitled to dissenters’ rights of appraisal under the LLC Agreement or applicable Delaware law in the event of a merger or consolidation, a sale of all or substantially all of our assets or any other similar transaction or event.

Submission to Jurisdiction; Waiver of Jury Trial

Pursuant to the LLC Agreement, each holder of units accepts the non-exclusive jurisdiction of courts of the State of New York located in New York County or the U.S. District Court for the Southern District of New York located in New York County. However, this provision does not apply to claims arising under the federal securities laws, including, without limitation, the 1940 Act. Submission to such jurisdiction may result in litigation in a venue that a unitholder could view as inconvenient or less favorable in the absence of such provision. Furthermore, each holder of units, by becoming a member of the Company and agreeing to be bound by the terms of the LLC Agreement waives its right to a trial by jury to the fullest extent permitted by law in any claim or cause of action directly or indirectly based upon or arising out of the LLC Agreement.

Books and Reports

We are required to keep appropriate books of our business at our principal offices. The books will be maintained for both tax and financial reporting purposes on an accrual basis in accordance with U.S. GAAP. For financial reporting purposes, our fiscal year is a calendar year ending December 31.

DISTRIBUTION REINVESTMENT PLAN

We have adopted an “opt out” distribution reinvestment plan, or DRIP. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our unitholders will have their cash distributions automatically reinvested in additional units unless they specifically “opt out” of the DRIP and elect to receive distributions in cash. There will be no Upfront Sales Load (as defined below) on units purchased through the DRIP.

A registered holder of units may elect to “opt out” of the DRIP by notifying the plan administrator and our transfer agent and registrar, currently State Street, in writing so that such notice is received by the plan administrator no later than ten days prior to the record date for a distribution to common unitholders in order to receive such distribution in cash. We expect to include the record date for our distributions in our periodic reports under the Exchange Act. The plan administrator will set up an account for each unitholder who does not “opt out” of the DRIP in order to acquire units in non-certificated form through the plan. Unitholders who hold units through a broker or other financial intermediary may opt out of the DRIP by notifying their broker or other financial intermediary of their election.

Morgan Stanley Distribution, Inc., the Company’s principal paying agent and an affiliate of the Adviser, has entered into placement agreements with broker-dealers in connection with the Private Offering. In connection with the sales of our Class S units, these broker-dealers may charge investors a placement fee (the “Upfront Sales Load”), subject to the discretion of the broker-dealer. Any Upfront Sales Load is not part of (and is in addition to) an investor’s aggregate purchase price for its units and will be directly charged to such investor. Investors should contact their broker-dealer for information on any such fees.

We use newly issued units to implement the DRIP, with such units to be issued at the most recent price per unit as determined by us or, if more recent, the most recent net asset value the units as determined by the Board of Directors (including any committee thereof), subject, in each case, to adjustment to the extent necessary to comply with Section 23 of the 1940 Act. The number of units to be issued to a unitholder is determined by dividing the total dollar amount of the distribution payable to such unitholder by the price per unit. Any units received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which such units are credited to the U.S. holder’s account.

There will be no brokerage or other charges to unitholders who participate in the plan. The DRIP administrator’s fees under the plan will be paid by us and, therefore, will be borne by our unitholders.

Unitholders who elect to receive distributions in the form of units are generally subject to the same U.S. federal, state and local tax consequences as are unitholders who receive their distributions in cash. However, since a participating unitholder’s cash distributions would be reinvested in units, such unitholder will not receive cash with which to pay applicable taxes on reinvested distributions. A unitholder’s basis for determining gain or loss upon the sale of units received in a distribution from us will generally be equal to the cash that would have been received if the unitholder had received the distribution in cash.

We may terminate the DRIP upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us.

CUSTODIAN, TRANSFER AND PAYING AGENT AND SECURITY REGISTRAR

Securities we hold in connection with our investments are held under a custody agreement by State Street Bank and Trust Company (“State Street”). We have also engaged State Street to serve as our transfer agent, distribution paying agent and registrar. State Street’s address is: 100 Summer Street, Floor 5, Boston, Massachusetts 02110. U.S. Bank Trust Company, National Association acts as our paying agent and security registrar with respect to the Notes, and its address is: 100 Wall Street, 6th Floor, New York, New York 10005.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by the Board of Directors, if any, the Adviser will be primarily responsible for the execution of any publicly traded securities portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters with respect to the validity of the Exchange Notes offered by this prospectus have been passed upon for us by Dechert LLP, Boston, Massachusetts.

EXPERTS

The consolidated financial statements of the Company as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, incorporated by reference in this Registration Statement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such consolidated financial statements are incorporated by reference in reliance upon the report of such firm, given their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York, 10112.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current periodic reports, and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us at (212) 761-4000 or by email at nhpif@seic.com. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available free of charge on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by sending a request by email to: publicinfo@sec.gov.

All requests for information, including copies of documents incorporated by reference into this registration statement, should be directed to:

Investor Relations

North Haven Private Income Fund LLC

1585 Broadway, 23rd Floor

New York, NY 10036

(212) 761-4000

nhpif@seic.com

We do not maintain a separate investor relations-dedicated website.

INCORPORATION BY REFERENCE

We incorporate by reference the documents listed below. The information that we incorporate by reference is considered to be part of this prospectus. Specifically, we incorporate by reference:

•

our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 3, 2026, as amended by the Amendment to the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2025, filed with the SEC on March 6, 2026;

•	our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, filed with the SEC on May 13, 2026;

•	our Current Report on Form 8-K filed with the SEC on May 27, 2026;

•	any description of shares of our units contained in a registration statement filed pursuant to the Exchange Act and any amendment or report filed for the purpose of updating such description.

Any statement contained herein or in a document, all or a portion of which is incorporated by reference herein, will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any subsequently filed document that also is incorporated by reference herein modifies or supersedes such statement. Any such statements so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

You may obtain copies of these documents, at no cost to you, by writing or telephoning us at the following address:

North Haven Private Income Fund LLC

1585 Broadway, 23rd Floor

New York, NY 10036

(212) 761-4000

nhpif@seic.com

PART C

OTHER INFORMATION

Item 15. Indemnification.

The LLC Agreement provides that, to the fullest extent permitted by applicable law, none of our officers, directors or employees will be liable to us or to any unitholder for any act or omission performed or omitted by any such person (including any acts or omissions of or by another officer, director or employee), in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The LLC Agreement provides that we will indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he or she is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

In addition, we will indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Under the indemnification provision of the LLC Agreement, expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by the Company pursuant to the provisions of the LLC Agreement.

So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, we have obtained liability insurance for our officers and directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the

Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)(a)	Certificate of Formation of the Company (Incorporated by reference to the Company’s Form 10-12G filed by the Company on January 21, 2022 (File No. 000-56388)).

(1)(b)	Certificate of Amendment of Certificate of Formation of the Company, dated as of November 3, 2021 (Incorporated by reference to the Company’s Form 10-12G filed by the Company on January 21, 2022 (File No. 000-56388)).

(2)(a)	First Amended and Restated Limited Liability Company Agreement of the Company, dated as of October 26, 2021 (Incorporated by reference to the Company’s Form 10-12G filed by the Company on January 21, 2022 (File No. 000-56388)).

(2)(b)	First Amendment to First Amended and Restated Limited Liability Company Agreement of the Company, dated as of November 3, 2021 (Incorporated by reference to the Company’s Form 10-12G filed by the Company on January 21, 2022 (File No. 000-56388)).

(3)	Not applicable.

(4)(a)	Agreement and Plan of Merger, by and among North Haven Private Income Fund LLC, SL Investment Corp., Cobalt Merger Sub Inc. and MS Capital Partners Adviser Inc., dated as of May 28, 2024. (Incorporated by reference to the Company’s Current Report on Form 8-K, filed by the Company on May 28, 2024 (File No. 814-01489)).

(4)(b)	Securities Purchase Agreement, by and among [***], North Haven Private Income Fund LLC and, solely for purposes of section 9 thereof, SL Investment Corp., dated as of May 24, 2024. (Incorporated by reference to the Company’s Current Report on Form 8-K, filed by the Company on May 28, 2024 (File No. 814-01489)).

(5)(a)	Indenture, dated as of October 1, 2024, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (Incorporated by reference to the Company’s Current Report on Form 8-K, filed by the Company on October 2, 2024 (File No. 814-01489)).

(5)(b)	First Supplemental Indenture, dated as of October 1, 2024, relating to the 5.750% Notes due 2030, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (Incorporated by reference to the Company’s Current Report on Form 8-K, filed by the Company on October 2, 2024 (File No. 814-01489)).

(5)(c)	Form of 5.750% Notes due 2030 (Incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed by the Company on October 2, 2024 (File No. 814-01489)).

(5)(d)	Second Supplemental Indenture, dated as of September 25, 2025, relating to the 5.125% Notes due 2028, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed by the Company on September 26, 2025 (File No. 814-01489)).

5(e)	Form of 5.125% Notes due 2028 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed by the Company on September 26, 2025 (File No. 814-01489))

(5)(f)	Registration Rights Agreement, dated as of September 25, 2025, relating to the 5.125% Notes due 2028, by and among the Company and Wells Fargo Securities, LLC, BNP Paribas Securities Corp., ING Financial Markets LLC, J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc., as the representatives of the Initial Purchasers (Incorporated by reference to the Company’s Current Report on Form 8-K, filed by the Company on September 26, 2025 (File No. 814-01489)).

(6)(a)	Investment Advisory Agreement, dated as of November 4, 2021 (Incorporated by reference to the Company’s Form 10-12G filed by the Company on January 21, 2022 (File No. 000-56388)).

(7)	Not applicable.

(8)	Not applicable.

(9)(a)	Master Custodian Agreement by and among each business development company identified on Appendix A thereto and State Street Bank and Trust Company, dated as of September 25, 2019 (Incorporated by reference to the Company’s Form 10-12G filed by the Company on January 21, 2022 (File No. 000-56388)).

(9)(b)	Form of Joinder to Master Custodian Agreement by and among each business development company identified on Appendix A thereto and State Street Bank and Trust Company, dated as of September 25, 2019 (Incorporated by reference to the Company’s Form 10-12G filed by the Company on January 21, 2022 (File No. 000-56388)).

(10)	Not applicable.

(11)	Opinion and Consent of Dechert LLP (to be filed by amendment).

(12)	Opinion and Consent of Dechert LLP supporting tax matters and consequences to Noteholders discussed in the prospectus (to be filed by amendment).

(13)(a)	Administration Agreement, dated as of November 4, 2021 (Incorporated by reference to the Company’s Form 10-12G filed by the Company on January 21, 2022 (File No. 000-56388)).

(13)(b)	Form of Indemnification Agreement (Incorporated by reference to the Company’s Form 10-12G filed by the Company on January 21, 2022 (File No. 000-56388)).

(13)(c)	Expense Support and Conditional Reimbursement Agreement, dated November 30, 2021 (Incorporated by reference to the Company’s Form 10-12G filed by the Company on January 21, 2022 (File No. 000-56388)).

(13)(d)	First Amendment to the Expense Support and Conditional Reimbursement Agreement, dated March 15, 2022 (Incorporated by reference to Amendment No. 1 to the Company’s Form 10-12G filed by the Company on March 15, 2022 (File No. 000-56388)).

(13)(e)	Second Amended and Restated Facility Agreement, dated as of December 29, 2021, by and among Broadway Funding Holdings, LLC, as the seller, Cliffwater Corporate Lending Fund, as the parent, and the Company, as the purchaser (Incorporated by reference to Amendment No. 1 to the Company’s Form 10-12G filed by the Company on March 15, 2022 (File No. 000-56388)).

(13)(f)	Senior Secured Revolving Credit Agreement, dated as of February 1, 2022 with the Company, as a borrower, ING Capital LLC, as administrative agent, Sumitomo Mitsui Banking Corporation and MUFG Union Bank, N.A., as joint lead arrangers, and the lenders from time to time party thereto (Incorporated by reference to Amendment No. 1 to the Company’s Form 10-12G filed by the Company on March 15, 2022 (File No. 000-56388)).

(13)(g)	Joinder Agreement, dated as of February 4, 2022, by Sumitomo Mitsui Banking Corporation, as assuming lender, in favor of North Haven Private Income Fund LLC, as borrower, and ING Capital LLC, as administrative agent (Incorporated by reference to Amendment No. 1 to the Company’s Form 10-12G filed by the Company on March 15, 2022 (File No. 000-56388)).

(13)(h)	Joinder Agreement, dated as of February 4, 2022, by State Street Bank and Trust Company, as assuming lender, in favor of North Haven Private Income Fund LLC, as borrower, and ING Capital LLC, as administrative agent (Incorporated by reference to Amendment No. 1 to the Company’s Form 10-12G filed by the Company on March 15, 2022 (File No. 000-56388)).

(13)(i)	Joinder Agreement, dated as of February 8, 2022, by MUFG Bank, Ltd., as assuming lender, in favor of North Haven Private Income Fund LLC, as borrower, and ING Capital LLC, as administrative agent (Incorporated by reference to Amendment No. 1 to the Company’s Form 10-12G filed by the Company on March 15, 2022 (File No. 000-56388)).

(13)(j)	First Amendment to the Expense Support and Conditional Reimbursement Agreement, dated March 15, 2022 (Incorporated by reference to Amendment No. 1 to the Company’s Form 10-12G filed by the Company on March 15, 2022 (File No. 000-56388)).

(13)(k)	Placement Agency Agreement, dated as of November 9, 2021, by and between North Haven Private Income Fund LLC and Morgan Stanley Distribution Inc (Incorporated by reference to Amendment No. 1 to the Company’s Form 10-12G filed by the Company on March 15, 2022 (File No. 000-56388)).

(13)(l)	Loan and Servicing Agreement, dated as of June 29, 2022, among PIF Financing SPV LLC, as borrower, the conduit lenders and institutional lenders from time to time party hereto, as lenders, the lender agents from time to time party hereto, as lender agents, Wells Fargo Bank, National Association, as administrative agent, North Haven Private Income Fund LLC, as equityholder and servicer, and State Street Bank and Trust Company, as collateral agent and collateral custodian (Incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed on August 10, 2022 (File No. 814-01489)).

(13)(m)	Amendment No. 2 to Senior Secured Revolving Credit Agreement, dated as of July 7, 2022 with the Company, as a borrower, ING Capital LLC, as administrative agent, Sumitomo Mitsui Banking Corporation and MUFG Union Bank, N.A., as joint lead arrangers, and the lenders from time to time party thereto (Incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed on August 10, 2022 (File No. 814-01489)).

(13)(n)	Joinder Agreement, dated as of September 28, 2022, by JPMorgan Chase Bank, N.A., as assuming lender, in favor of North Haven Private Income Fund LLC, as borrower, and ING Capital LLC, as administrative agent (Incorporated by reference to the Company’s Annual Report on Form 10-K filed on March 9, 2023 (File No. 814-01489)).

(13)(o)	Joinder Agreement, dated as of July 8, 2022, by Apple Bank for Savings, as assuming lender, in favor of North Haven Private Income Fund LLC, as borrower, and ING Capital LLC, as administrative agent (Incorporated by reference to the Company’s Annual Report on Form 10-K filed on March 9, 2023 (File No. 814-01489)).

(13)(p)	Joinder Agreement, dated as of July 8, 2022, by BNP Paribas, as assuming lender, in favor of North Haven Private Income Fund LLC, as borrower, and ING Capital LLC, as administrative agent (Incorporated by reference to the Company’s Annual Report on Form 10-K filed on March 9, 2023 (File No. 814-01489)).

(13)(q)	Master Note Purchase Agreement by and between the Company and the purchasers party thereto, dated March 16, 2023 (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company on March 30, 2023 (File No. 814-01489)).

(13)(r)	First Amendment to the Loan and Servicing Agreement dated as of April 20, 2023 by and among PIF Financing SPV LLC, as borrower, the conduit lenders and institutional lenders from time to time party hereto, as lenders, the lender agents from time to time party hereto, as lender agents, Wells Fargo Bank, National Association, as administrative agent, North Haven Private Income Fund LLC, as equityholder and servicer, and State Street Bank and Trust Company, as collateral agent and collateral custodian (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company on April 24, 2023 (File No. 814-01489)).

(13)(s)	Amendment No. 3 to Senior Secured Revolving Credit Agreement, dated as of August 1, 2023 with the Company, as a borrower, ING Capital LLC, as administrative agent and as joint lead arranger and sole book runner (Incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed on August 9, 2023 (File No. 814-01489)).

(13)(t)	Master Note Purchase Agreement by and between the Company and the purchasers party thereto, dated August 10, 2023 (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company on August 11, 2023 (File No. 814-01489)).

(13)(u)	Loan and Security Agreement, dated as of September 12, 2023, among PIF Financing II SPV LLC, as borrower, Citizens Bank, N.A., as facility agent and as a lender, the other lenders party thereto, North Haven Private Income Fund LLC, as servicer, as equityholder and as transferor, and State Street Bank and Trust Company, as collateral agent, as account bank and as collateral custodian (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company on September 15, 2023 (File No. 814-01489)).

(13)(v)	First Supplement, dated December 1, 2023, to the Master Note Purchase Agreement by and between the Company and the purchasers party thereto, dated August 10, 2023 (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company on December 5, 2023 (File No. 814-01489)).

(13)(w)	Amendment No. 4 to Senior Secured Revolving Credit Agreement, dated as of June 25, 2024 with the North Haven Private Income Fund LLC, as a borrower, ING Capital LLC, as administrative agent, ING Capital LLC and Truist Securities, Inc. as joint book runners and ING Capital LLC, MUFG Bank, Ltd., Sumitomo Mitsui Banking Corporation and Truist Securities, Inc. as joint lead arrangers (Incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed by the Company on August 12, 2024 (File No. 814-01489)).

(13)(x)	Amendment No. 5 to Senior Secured Revolving Credit Agreement, dated as of July 15, 2024 with the North Haven Private Income Fund LLC, as a borrower, ING Capital LLC, as administrative agent, ING Capital LLC and Truist Securities, Inc. as joint book runners and ING Capital LLC, MUFG Bank, Ltd., Sumitomo Mitsui Banking Corporation and Truist Securities, Inc. as joint lead arrangers.(Incorporated by reference to the Company’s Current Report on Form 8-K, filed by the Company on July 17, 2024 (File No. 814-01489).

(13)(y)	Amendment No. 1 to Loan and Security Agreement, dated as of July 10, 2024, by and among PIF Financing II SPV LLC, as borrower, North Haven Private Income Fund LLC, as servicer and equityholder, Citizens Bank, N.A., as facility agent, the Lenders party thereto, and State Street Bank and Trust Company, as collateral agent.(Incorporated by reference to the Company’s Current Report on Form 8-K, filed by the Company on July 15, 2024 (File No. 814-01489)).

(13)(z)	Third Amendment to Loan and Servicing Agreement, dated as of July 12, 2024, by and among by and among PIF Financing SPV LLC, as borrower, the conduit lenders and institutional lenders from time to time party thereto, as lenders, the lender agents from time to time party thereto, as lender agents, Wells Fargo Bank, National Association, as administrative agent, and North Haven Private Income Fund LLC, as equityholder and servicer (Incorporated by reference to the Company’s Current Report on Form 8-K, filed by the Company on July 15, 2024 (File No. 814-01489)).

(13)(aa)	Second Amendment and Restated Loan and Security Agreement, dated as of November 26, 2024, by and among SLIC Financing SPV LLC, as the Borrower, North Haven Private Income Fund LLC, as the Parent and Servicer, U.S. Bank National Association, as collateral agent, as collateral administrator and as securities intermediary, JPMorgan Chase Bank, National Association, as Administrative Agent, the lenders party thereto, and the issuing banks party thereto (Incorporated by reference to the Company’s Annual Report on Form 10-K, filed on May 4, 2025 (File No. 814-01489)).

(13)(ab)	Amended and Restated Loan and Security Agreement, dated as of June 3, 2021, incorporating Amendments No. 1-3, among SLIC Financing SPV LLC, SL Investment Corp., SL Investment Feeder Fund L.P., SL Investment Feeder Fund GP Ltd., U.S. Bank National Association, as collateral agent, as collateral administrator and as securities intermediary, JPMorgan Chase Bank, National Association and the lenders party thereto (Incorporated by reference to SL Investment Corp.’s Quarterly Report on Form 10-Q, filed by SL Investment Corp. on August 10, 2022 (File No. 814-01366)).

(13)(ac)	Amendment No. 4 to Amended and Restated Loan and Security Agreement, dated as of March 31, 2023, by and among SLIC Financing SPV LLC, as the borrower, SL Investment Corp., as the parent and servicer, SL Investment Feeder Fund L.P. and SL Investment Feeder Fund GP Ltd., as pledgors, U.S. Bank National Association, as collateral agent, as collateral administrator and as securities intermediary, JPMorgan Chase Bank, National Association, as administrative agent, the lenders party thereto, and the issuing banks party thereto (Incorporated by reference to SL Investment Corp.’s Current Report on Form 8-K, filed by SL Investment Corp. on April 4, 2023 (File No. 814-01366)).

(13)(ad)	Amendment No. 5 to Amended and Restated Loan and Security Agreement, dated as of June 26, 2024, by and among SLIC Financing SPV LLC, as the borrower, SL Investment Corp., as the parent and servicer, SL Investment Feeder Fund L.P. and SL Investment Feeder Fund GP Ltd., as pledgors, U.S. Bank National Association, as collateral agent, as collateral administrator and as securities intermediary, JPMorgan Chase Bank, National Association, as administrative agent, the lenders party thereto, and the issuing banks party thereto (Incorporated by reference to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q, filed by the Company on August 12, 2024 (File No. 814-01489)).

(13)(ae)	Second Supplement to Note Purchase Agreement by and between North Haven Private Income Fund LLC and the purchasers party thereto, dated August 5, 2024 (Incorporated by reference to the Company’s Current Report on Form 8-K, filed by the company on August 6, 2024 (File No. 814-01489)).

(13)(af)	Amendment No. 6 to Amended and Restated Loan and Security Agreement, dated as of July 15, 2024, by and among SLIC Financing SPV LLC, as the borrower, North Haven Private Income Fund LLC, as the parent and servicer, U.S. Bank National Association, as collateral agent, as collateral administrator and as securities intermediary, JPMorgan Chase Bank, National Association, as administrative agent, the lenders party thereto, and the issuing banks party thereto (Incorporated by reference to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q, filed by the Company on November 12, 2024 (File No. 814-01489)).

13(ag)	Fourth Amendment to Loan and Servicing Agreement, dated as of September 12, 2025, by and among PIF Financing SPV LLC, as borrower, PIF Lending SPV LLC, as securitization subsidiary, the conduit lenders and institutional lenders from time to time party thereto, as lenders, the lender agents from time to time party thereto, as lender agents, Wells Fargo Bank, National Association, as administrative agent, and North Haven Private Income Fund LLC, as equityholder and servicer (Incorporated by reference to the Company’s Current Report on Form 8-K, filed by the Company on September 12, 2025 (File No. 814-01489)).

13(ah)	Amendment No. 1 to the Second Amended and Restated Loan and Security Agreement, dated as of September 15, 2025, by and among SLIC Financing SPV LLC, as borrower, North Haven Private Income Fund LLC, as parent and as servicer, U.S. Bank Trust Company, National Association, as collateral agent and as collateral administrator, and U.S. Bank National Association, as securities intermediary, JPMorgan Chase Bank, National Association, as administrative agent, the lenders party thereto, and the issuing banks party thereto (Incorporated by reference to the Company’s Current Report on Form 8-K, filed by the Company on September 16, 2025 (File No. 814-01489)).

(13)(ai)	Distribution Reinvestment Plan (Incorporated by reference to the Company’s Form 10-12G filed by the Company on January 21, 2022 (File No. 000-56388)).

(13)(aj)	Form of Subscription Agreement (Incorporated by reference to the Company’s Form 10-12G filed by the Company on January 21, 2022 (File No. 000-56388)).

(14)(a)	Consent of Independent Registered Public Accounting Firm.*

(14)(b)	Report of Deloitte & Touche LLP, Independent Registered Accounting Firm, with respect to the “Senior Securities” table.*

(15)	Not applicable.

(16)	Power of Attorney (included on signature page hereto).*

(17)(a)	Statement of Eligibility on Form T-1 of U.S. Bank Trust Company, National Association, as trustee.*

(17)(b)	Form of Letter of Transmittal.*

(18)	Filing Fee Table.*

*	Filed herewith.

Item 17. Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in New York, New York on the 5th day of June, 2026.

NORTH HAVEN PRIVATE INCOME FUND LLC

By	/s/ Michael Occi
Michael Occi Director and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael Occi, David Pessah, and Orit Mizrachi as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and her and in his and her name, respectively, place and stead, in any and all capacities to sign any and all amendments to this Registration Statement (including, without limitation, post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as to all intents and purposes as either of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Dated: June 5, 2026	By:	/s/ Michael Occi
Michael Occi Director and Chief Executive Officer (Principal Executive Officer)

Dated: June 5, 2026	By:	/s/ David Pessah
David Pessah Chief Financial Officer (Principal Financial Officer)

Dated: June 5, 2026	By:	/s/ David Miller
David Miller Chairman of the Board of Directors

Dated: June 5, 2026	By:	/s/ Joan Binstock
Joan Binstock Director

Dated: June 5, 2026	By:	/s/ Bruce Frank
Bruce Frank Director

Dated: June 5, 2026	By:	/s/ Adam Metz
Adam Metz Director

Dated: June 5, 2026	By:	/s/ Kevin Shannon
Kevin Shannon Director

Dated: June 5, 2026	By:	/s/ Orit Mizrachi
Orit Mizrachi As Agent or Attorney-in-Fact